As filed with the Securities and Exchange Commission on June 26, 2026

Securities Act File No. 333-292134
Investment Company Act File No. 811-24144

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 4

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 4

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

(Exact name of Registrant as Specified in Charter)

1307 Point Street,

Baltimore, MD 21231

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (410) 345-5000

David Oestreicher, Esq.

T. Rowe Price Associates, Inc.

1307 Point Street,

Baltimore, MD 21231

(Name and Address of Agent for Service)

Copies of information to:

Ropes & Gray LLP
Gregory C. Davis, Esq.	Willkie Farr & Gallagher LLP
Sarah Clinton, Esq.	Margery K. Neale, Esq.
Keith MacLeod, Esq.	Elliot J. Gluck, Esq.
800 Boylston Street	Michael A. DeNiro, Esq.
Prudential Tower	787 Seventh Avenue
Boston, Massachusetts 02199	New York, NY 10019

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

COMMON SHARES OF BENEFICIAL INTEREST

Class	A	D	I
	TGPAX	TGPDX	TGPIX

July 1, 2026

In making an investment decision, an investor must rely upon his, her or its own examination of T. Rowe Price Goldman Sachs Private Markets Fund (the “Fund”) and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund (“Shares”) as described in this prospectus. The Shares have not been registered with, or approved or disapproved by, the U.S. Securities and Exchange Commission (the “SEC”) or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

T. ROWE PRICE INVESTMENT SERVICES, INC.

The Fund. The Fund is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is offering through this prospectus three separate classes of Shares designated as Class A (“Class A Shares”), Class D (“Class D Shares”), and Class I (“Class I Shares”).

Investment Objective. The Fund’s investment objective is to achieve long-term capital appreciation.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to redeem your shares when or in the amount you desire. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

The Fund will conduct quarterly repurchase offers. The Board of Trustees of the Fund (the “Board”) will establish the deadline by which the Fund must receive repurchase requests in response to a repurchase offer. The Fund expects to make its initial repurchase offer in the fourth quarter 2026 or no later than the second full calendar quarter after the date that the Fund’s registration statement becomes effective. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Summary of Terms – Share Repurchase Program” beginning on page 10 of this prospectus and “Share Repurchase Program” beginning on page 69 of this prospectus.

Principal Investment Strategies. In pursuing its investment objective, the Fund intends to obtain exposure to a broad range of private markets through investments in pooled investment vehicles (“Underlying Funds”) and direct investments in individual securities. The “Private Markets” in which the Fund may invest include, but are not limited to the following asset classes:

●	Private Equity. Private equity exposure will primarily include: (1) investments in growth-focused equity opportunities, including leveraged acquisitions, reorganizations, and other growth-focused opportunities; and (2) buyout opportunities.

●	Private Credit. Private credit investments will include bespoke, directly originated financing solutions across a range of credit strategies and industries, with exposure to multiple tiers (senior and junior) of corporate capital structures, asset-backed financings (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications) and structured credit vehicles.

●	Private Real Estate. The Fund’s exposure to real estate will include investments in real estate investment trusts (“REITs”). The REITS will primarily hold real property and/or real estate debt. To a lesser extent, they may also invest in real estate-related assets, such as agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

●	Private Infrastructure. The Fund’s exposure to infrastructure will primarily consist of directly originated equity or debt instruments in sectors including but not limited to transportation, energy, and digital infrastructure.

●	Leveraged Loans. This asset class includes floating rate loans and floating rate debt securities, which represent amounts borrowed by companies or other entities from banks and other lenders. This asset class is referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. This asset class will be employed both to pursue investment returns and to support liquidity management.

The Fund may not have exposure to all private market asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (pooled vehicles versus individual securities) are expected to vary over time.

Under normal circumstances, the Fund will invest at least 80% of its net assets in “Private Markets” or Underlying Funds that invest predominantly in Private Markets. Shareholders will receive at least 60 days’ prior notice of a change to the Fund’s 80% investment policy. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For purposes of this policy, the Fund will access “Private Markets” through, without limitation, interests in Underlying Funds and direct investments that may include securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Unfunded capital commitments to Private Markets investments will be counted towards this policy.

Under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in investment vehicles managed by Goldman Sachs Asset Management, L.P. or one of its affiliates (“Goldman Sachs”). Similarly, under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in registered investment companies managed by T. Rowe Price Associates, Inc. and/or one of its affiliates (“T. Rowe Price”) or T. Rowe Price-managed direct portfolio investments. T. Rowe Price Associates, Inc. (“Price Associates” or the “Adviser”) expects to select various Underlying Funds and strategies in line with the foregoing target allocations to Goldman Sachs and T. Rowe Price funds, without considering the universe of available investment options managed by other managers of funds. The Adviser does not, nor does it expect to, consider any available investment options managed by managers other than Goldman Sachs or T. Rowe Price as investment options for the Fund.

Goldman Sachs is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Leverage. In pursuing the Fund’s investment objective, the Fund may seek to enhance returns through the use of leverage. In this regard, the Fund may use borrowings, including loans from certain financial institutions, to leverage its portfolio, in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) immediately after such borrowings. Leverage magnifies volatility and will decrease the Fund’s return if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The Fund’s leverage strategy may not work as planned or achieve its goal. All leverage expenses of the Fund will be borne solely by holders of the Fund’s Common Shares. See “Types of Investments and Related Risks – Use of Leverage: Risk of Borrowing by the Fund.”

Investment Risks. An investment in the Fund is subject to, among others, the following risks:

●	An investment in the Fund is considered to be an illiquid investment and is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity. Any investment in the Fund should be viewed as a long-term investment.

●	The Fund is newly organized and does not yet have an operating history.

●	Shares are not listed on any securities exchange. The Fund will provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares.

●	Holders of Fund Shares (“Shareholders”) should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be illiquid.

●	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than the then-current NAV per Share.

●	An investor will pay a sales load of up to 3.50% on Class A Shares and up to 1.50% on Class D Shares.

●	If you pay the maximum aggregate 3.50% sales load on Class A Shares, you must experience a total return on your net investment of 3.63% in order to recover these expenses.

●	If you pay the maximum aggregate 1.50% sales load on Class D Shares, you must experience a total return on your net investment of 1.52% in order to recover these expenses.

●	The Fund’s distributions may result from expense reimbursements from Price Associates, which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments will reduce the distributions that a Shareholder would otherwise receive.

●	T. Rowe Price and Goldman Sachs have formed a strategic collaboration as discussed in additional detail in “Conflicts of Interest.” To the extent the two firms alter or terminate their strategic collaboration, the Fund may not be able to pursue its investment strategies in whole or in part and/or may be forced to liquidate or sell substantially all of its assets to another vehicle. The Fund and Shareholders could experience investment losses as a result. In addition, this could inhibit or preclude the Fund from being able to comply with its policy to invest at least 33% of its net assets in Goldman Sachs Underlying Funds. To the extent that the Fund is unable to comply with such policy, it may be subject to increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the strategic collaboration could threaten the Fund’s ability to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

●	When the Fund invests in private vehicles that are not registered as investment companies, the Fund will not have the benefit of certain protections afforded to investors in registered investment companies and may have limited information about the identity, value, or performance of the private vehicle’s investments. Additionally, the private vehicles in which the Fund may invest may have limited operating histories.

●	The Fund’s investments, including investments in underlying private funds managed by Goldman Sachs, may be difficult to value because it may be relatively difficult for the Fund to obtain current and reliable valuations of such private funds, which do not publish daily NAVs, or a complete list of the portfolio companies in which the private funds invest. Price Associates generally relies on valuations provided by Goldman Sachs (as manager or general partner of the Underlying Funds managed by Goldman Sachs, as the case may be) in determining its own fair valuation of those investments. When appropriate, T. Rowe Price may adjust these valuations to reflect current and relevant information known at the time, including material events affecting the issuer or broader market conditions. Prospective investors should be aware that situations involving uncertainties as to valuation of assets held by the Fund could have an adverse effect on the Fund’s returns.

●	Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. Certain Underlying Funds may have multi-year periods with limited or no liquidity (“investment lock-up periods”). An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in certain Underlying Funds under certain circumstances. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 31 of this prospectus.

The date of this prospectus is July 1, 2026.

	Per Class A Share	Per Class D Share	Per Class I Share	Total(1)
Price to Public	At current NAV	At current NAV	At current NAV	—
Sales Load	3.50%	1.50%	N/A	Up to 3.50%
Proceeds to the Fund (Before Expenses)(2)	Current NAV minus applicable sales load	Current NAV minus applicable sales load	Current NAV	Current NAV minus applicable sales load

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class D Shares and $1,000,000 with respect to Class I Shares, which stated minimums may be reduced for certain investors. Investors purchasing Class A Shares or Class D Shares may be charged a sales load of up to 3.50% and 1.50%, respectively, of the Investor’s gross purchase. Class I Shares are not subject to a sales load. If you purchase Class D Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The Fund is offering on a continuous basis an unlimited number of common shares of beneficial interest.

(2)	The Adviser may bear certain ongoing offering costs associated with the Fund’s continuous offering. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for payments made by the Adviser to the Fund thereunder, subject to specified limitation. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Adviser. The investment adviser to the Fund is T. Rowe Price Associates, Inc. (“Price Associates” or the “Adviser”). The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Securities Offered. The Fund is offering its Shares on a continuous basis. With respect to Class A Shares and Class D Shares, the minimum initial investment is $2,500 for regular and retirement accounts; subsequent investments may be made with at least $100. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments with respect to Class I Shares may be made with any amount. Financial intermediaries may aggregate orders of Class I Shares to meet the $1,000,000 minimum initial investment so long as individual investors each invest at least $2,500. The minimum balance for all accounts is $500. The Fund reserves the right to waive investment minimums. Please consult your financial firm for additional information. Shares are being offered through the distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated July 1, 2026, (the “SAI”), as may be amended, supplemented or restated, has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Price Associates, 1307 Point Street, Baltimore, MD 21231, by e-mailing the Fund at Alts.US@troweprice.com, or by calling toll-free 1-800-541-5299. Investors may request the Fund’s SAI, annual and semi-annual reports and other information about the Fund or make Shareholder inquiries by calling 1-800-541-5299 or by visiting https://www.troweprice.com/financial-intermediary/us/en/investments/interval-funds/t-rowe-price-goldman-sachs-private-markets-fund.html. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The SAI, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

T. Rowe Price has received an exemptive order obtained from the SEC that permits the Fund to offer multiple classes of Shares. The Fund will offer three separate classes of Shares designated as Class A, Class D, and Class I. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus or the SAI.

THE FUND

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below).

The Fund offers three separate classes of Shares designated as Class A Shares, Class D Shares, and Class I Shares, each of which are offered by this prospectus.

Certain classes of Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

THE ADVISER	T. Rowe Price Associates, Inc. (“Price Associates” or the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is a subsidiary of T. Rowe Price Group, Inc. (“TRPG”).
INVESTMENT OBJECTIVE	The Fund’s investment objective is to achieve long-term capital appreciation.
INVESTMENT OPPORTUNITIES AND STRATEGIES

In pursuing its investment objective, the Fund intends to obtain exposure to a broad range of private markets through investments in pooled investment vehicles (“Underlying Funds”) and direct investments in individual securities. The “Private Markets” in which the Fund may invest include, but are not limited to the following asset classes:

	●	Private Equity. Private equity exposure will primarily include: (1) investments in growth-focused equity opportunities, including leveraged acquisitions, reorganizations, and other growth-focused opportunities; and (2) buyout opportunities.

	●	Private Credit. Private credit investments will include bespoke, directly originated financing solutions across a range of credit strategies and industries, with exposure to multiple tiers (senior and junior) of corporate capital structures, asset-backed financings (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications) and structured credit vehicles.

	●	Private Real Estate. The Fund’s exposure to real estate will include investments in real estate investment trusts (“REITs”). The REITS will primarily hold real property and/or real estate debt. To a lesser extent, they may also invest in real estate-related assets, such as agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

●	Private Infrastructure. The Fund’s exposure to infrastructure will primarily consist of directly originated equity or debt instruments in sectors including but not limited to transportation, energy, and digital infrastructure.

●	Leveraged Loans. This asset class includes floating rate loans and floating rate debt securities, which represent amounts borrowed by companies or other entities from banks and other lenders. This asset class is referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. This asset class will be employed both to pursue investment returns and to support liquidity management.

The Fund may not have exposure to all private market asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (pooled vehicles versus individual securities) are expected to vary over time. The Adviser’s allocation across the different private market asset classes will take into consideration a variety of factors, including, but not limited to, market and economic conditions, forward looking expectations for underlying asset classes, appreciation or depreciation of portfolio holdings, availability of investment opportunities, and fund subscription and repurchase activity. Many of the Fund’s investments are not exchange-traded.

To the extent the Fund obtains exposure to an asset class through an Underlying Fund, that vehicle will, subject to applicable law, be managed or sponsored by either Goldman Sachs Asset Management, L.P. or one of its affiliates (“Goldman Sachs”), or the Fund’s Adviser or one of its affiliates (“T. Rowe Price”). Underlying Funds may include registered investment companies (which may include mutual funds, exchange-traded funds (“ETFs”), and interval funds), business development companies (“BDCs”), REITs, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act), and other underlying investment vehicles. The Fund will not invest in private funds managed by T. Rowe Price. Information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability.

Under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in investment vehicles managed by Goldman Sachs. Similarly, under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in T. Rowe Price-managed direct portfolio investments and/or T. Rowe Price-managed registered investment companies. Price Associates expects to select various Underlying Funds and strategies in line with the foregoing target allocations to Goldman Sachs and T. Rowe Price funds, without considering the universe of available investment options managed by other managers of funds. The Adviser does not, nor does it expect to, consider any available investment options managed by managers other than Goldman Sachs or T. Rowe Price as investment options for the Fund.

Goldman Sachs is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in “Private Markets” or Underlying Funds that invest predominantly in Private Markets. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For purposes of this policy, the Fund will access “Private Markets” through, without limitation, interests in Underlying Funds and direct investments that may include securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Issuers of private investments may not have a class of securities registered and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unfunded capital commitments to Private Markets investments will be counted towards this policy. To support unfunded capital commitments, the Fund may hold a significant portion of its assets in investments that are not in Private Markets, such as cash or cash equivalents.

The Fund (or an Underlying Fund) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the credit instruments will have no credit rating at all. The Fund does not currently intend to originate loans directly.

For liquidity management (1) in connection with implementation of changes in asset allocation, (2) when identifying investment opportunities for the Fund during periods of large cash inflows, or (3) otherwise for temporary defensive purposes, the Fund may hold up to 20% of its net assets in investments that are not in Private Markets (such as cash or cash equivalents).

The Fund may make investments through direct and indirect wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the 1940 Act.

LEVERAGE	The Fund may seek to enhance returns through the use of leverage. In this regard, the Fund may use borrowings, including loans from certain financial institutions, to leverage its portfolio, in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) immediately after such borrowings. Leverage magnifies volatility and will decrease the Fund’s return if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The Fund’s leverage strategy may not work as planned or achieve its goal. All leverage expenses of the Fund will be borne solely by holders of the Fund’s Common Shares.

BOARD OF TRUSTEES	The Board of Trustees (the “Board”), including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

INVESTMENT MANAGEMENT FEE AND EXPENSE LIMITATION ARRANGEMENTS

Pursuant to the investment advisory and services agreement, dated as of March 11, 2026 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.50%.

In addition, the Adviser has contractually agreed, through June 30, 2027, to reduce its Management Fee to 0% (“Initial Fee Holiday”), after including the effects of any management fees waived pursuant to any of the Fund’s other expense limitation arrangements, as disclosed in this Prospectus. This Initial Fee Holiday will continue for at least one year from the effective date of the Fund’s registration statement and shall not be subject to reimbursement to the Adviser.

The Adviser is obligated to pay expenses associated with providing the investment management and administration services stated in the Investment Advisory Agreement.

The Board will periodically review the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until April 30, 2028 to waive its Management Fee and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) the Investment Management Fee; (ii) costs incurred pursuant to the Fund’s distribution and shareholder services plan (the “Distribution and Shareholder Services Plan”) and/or the Fund’s Administration and Technology Plan (“AFP Program”); (iii) costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (iv) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, an underlying fund, including, without limitation, an underlying fund’s operating expenses, management fees, and performance fees and/or incentive allocations (acquired fund fees and expenses or “AFFE”); (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vi) taxes and costs to reclaim foreign taxes; and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed 1.00% of the average daily net assets of each Class (the “Operating Expense Limitation”).

In consideration of the Operating Expense Limitation, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares, subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause such class’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the lower of the Operating Expense Limitation (i) at the time of the waiver or (ii) at the time of recoupment.

The Operating Expense Limitation will remain in effect until April 30, 2028, unless and until the Board approves its modification or termination. Thereafter, the Operating Expense Limitation may continue for such period of time beyond April 30, 2028, and for such limit on Operating Expenses as the Adviser may agree, provided that the Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act), approves such continuation and new limit on Operating Expenses. This Agreement may be terminated at any time beyond April 30, 2028, with approval by the Fund’s Board of Trustees, including a majority of the trustees who are not interested persons of the Trust. This Agreement will terminate automatically upon termination of the Fund’s Agreement. See “Fund Expenses.”

DISTRIBUTIONS	The Fund’s distribution policy is to make annual distributions to Shareholders. The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRP”) administered by T. Rowe Price Services, Inc. (“Transfer Agent”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan by written instructions to that effect to Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Transfer Agent by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions— Dividend Reinvestment Plan.”

PURCHASES OF SHARES

The Fund’s Shares are offered on a daily basis. Shares are being offered through the Distributor (as defined herein) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.

With respect to Class A Shares and Class D Shares, the minimum initial investment is $2,500 for regular and retirement accounts; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments with respect to Class I Shares may be made with any amount. Financial intermediaries may aggregate orders of Class I Shares to meet the $1,000,000 minimum initial investment so long as individual investors each invest at least $2,500. The minimum balance for all accounts is $500. The Fund reserves the right to waive investment minimums.

PLAN OF DISTRIBUTION

T. Rowe Price Investment Services, Inc., located at 1307 Point Street, Baltimore, MD 21231, (the “Distributor”), serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Adviser, the Distributor, or their affiliates, in their discretion and from their own resources, may pay additional compensation (the “Additional Compensation”) to financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund, Adviser, and/or Distributor may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, participation in and/or the ability to present at conferences or seminars business planning assistance, advertising, educating Financial Intermediary personnel about the Fund and shareholder financial planning needs, inclusion on a no-transaction fee fund list or preferred funds list, periodic sales reporting and data on the Fund, access to sales meetings and management representatives of the Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least, and likely, 5%).

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

SHARE CLASSES

The Fund intends to offer three different classes of Shares: Class A, Class D, and Class I. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares and the total costs and expenses associated with a particular share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

VALUATIONS

The Fund invests in instruments, including interests in Underlying Funds, that are subject to legal or other restrictions on transfer or for which no liquid market exists. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale.

As a result, calculating the fair market value of certain of the Fund’s portfolio holdings may be difficult and involve uncertainties and judgment. Many of the Fund’s assets and liabilities may not have readily observable market prices and the valuation of such assets may rely on quoted prices in inactive markets or models that have observable inputs. Certain other categories of assets may lack any readily available market information and, accordingly, the valuation of such assets may rely substantially on models and significant unobservable inputs including assumptions from market participants. As such assets are not actively traded, their value can only be estimated using a combination of complex market prices, mathematical models and subjective assumptions. Information about market prices may be unavailable or difficult to obtain for investments that are not traded on an exchange or that trade less frequently, and the Adviser may determine the value of these investments by, among other things, using marked to market prices provided by dealers or pricing services, or through relative value pricing. When recent market quotations or other independent pricing information is not readily available, or does not (in the judgment of the Adviser) fairly represent the value of such investment, the Adviser will determine the value of an investment using other fair value methods determined in good faith. These methods may include, without limitation, use or consideration of pricing and valuation information provided by the Fund’s Underlying Fund managers; third-party or proprietary pricing models; the cost of acquiring the investment; comparable issuer valuations; market prices of related instruments; recent private transactions of which the Adviser or its affiliates are aware (including recent transactions in which the Fund or other clients of the Adviser or its affiliates participated); book value, earnings or cash flow analyses; or any other information available to the Adviser or its affiliates regarding the relevant instrument, issuer or broader market events.

Fair value pricing involves judgments that are inherently subjective and uncertain, and in certain cases involves reliance on information provided by private issuers or other sources whose reporting standards vary. Information used to determine fair valuations may be available on an irregular or less frequent basis. As a result, the presence of fair-valued investments may increase the volatility of the Fund’s net asset value at times, while dampening it at other times, and this effect may be more pronounced to the extent fair values assigned to those investments represent a meaningful portion of the Fund’s overall portfolio value. While the Adviser will use its reasonable best efforts to value investments fairly, certain investments may be difficult to value and may be subject to varying interpretations of value. There can be no assurance that any fair values assigned to investments will reflect actual market value or will be realized upon the sale of such investments. If these valuations should prove to be incorrect, investors could be adversely affected. In addition, the Fund’s ability to satisfy the asset diversification tests under the Code depends on the fair market values of its assets. If any such valuations are determined to be incorrect, the Fund’s ability to satisfy those tests could be adversely affected and the Fund may be required to pay penalty taxes to cure any resulting failure.

The Board has designated Price Associates as the Fund’s valuation designee (“Valuation Designee”). Investments for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith by the Valuation Designee. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors, pricing agents, and other third party sources, including the Underlying Funds and their affiliates. The Board receives regular reports describing fair valued securities and the valuation methods used.

With respect to the Fund’s investments in Underlying Funds, the Valuation Designee relies primarily on the limited pricing and valuation information provided by the applicable Underlying Fund’s manager(s) in order to value its Underlying Fund investments. The Valuation Designee attempts, to the extent possible, to review the valuation methodology utilized by an Underlying Fund to gauge whether its principles of fair value are consistent with those used by the Adviser for valuing its own investments. The Valuation Designee will seek as much information as possible from each Underlying Fund in order to value its investment and determine the fair value of its interest in the applicable Underlying Fund based on all relevant circumstances. This may include the most recent estimated NAV and estimated returns reported by the Underlying Fund, as well as accrued management fees and any other relevant information available at the time the Fund values its assets. See “Determination of Net Asset Value.”

SHARE REPURCHASE PROGRAM	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks—Repurchase Offers Risks.”

RIC STATUS; TAX SUMMARY	The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify for treatment in each taxable year, as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain, if any, that it timely distributes to Shareholders. To qualify as a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification, and distribution requirements under the Code. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the Underlying Funds, which the Fund does not control.

If the Fund were to fail to satisfy the RIC requirements, absent a cure, it would lose its status as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Even if the Fund is able to cure a failure to satisfy the RIC requirements, the cure (in addition to any penalty taxes) may require the Fund to dispose of assets, which could result in additional taxable income or gains to Shareholders (including through increased or accelerated distributions), could cause the Fund to realize losses that otherwise might not have been realized, and could deprive the Fund of the opportunity for subsequent appreciation in the assets sold.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Distributions” and “Tax Aspects.”

REPORTS TO SHAREHOLDERS

As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on February 28 / 29. The Fund’s taxable year is the 12-month period ending on October 31.

PRINCIPAL RISK FACTORS

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:

	●	Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange;

	●	Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered illiquid;

	●	Because the Fund is new, it has a relatively small number of shareholders and assets under management and the Adviser may experience difficulties in fully implementing the Fund’s investment program. The Fund’s limited operating history could make it more difficult to evaluate the performance of the Fund’s investment strategies. There can be no assurance that the Fund will ultimately grow to an economically viable size, which could lead to the Fund eventually ceasing its operations;

●

The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund and its Underlying Funds invest;

●	The Fund will have significant exposure to interests in privately held companies, and operating results for a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses;

●	The Fund will have significant exposure to operating companies whose capital structures are highly leveraged. Adverse fluctuations in a highly leveraged company’s cash flow (for example, increased interest rates), may impair their ability to meet their obligations. This risk may be magnified in a down market;

●

The Fund’s assets will be allocated among various underlying strategies, each of which operates independently from the others. Accordingly, it is possible that one or more of the underlying strategies may, at any time, take positions that may be opposite of positions taken by other underlying strategies. It is also possible that the underlying strategies may, on occasion, have substantial positions in or exposure to the same security or issuer or group of securities or issuers at the same time. The possible lack of diversification caused by these factors may subject the Fund’s investments to more rapid change in value than would be the case if the Fund’s investments were required to be more widely diversified;

●	The expenses associated with investing in a fund that invests a significant portion of its assets in other funds may be higher than those for funds that do not invest in other funds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds – in some cases, including a performance fee, carried interest or incentive allocations (which are a share of an underlying fund’s returns that are paid to the underlying fund’s manager) – in addition to the Fund’s direct fees and expenses. The investment adviser of certain of the Fund’s Underlying Funds may receive a performance fee, carried interest or incentive allocation that the Adviser has observed to be generally equal to 12.5% – 15% of the net profits earned by the applicable Underlying Fund that it manages. The performance fee, carried interest or incentive allocation is paid indirectly out of the Fund’s assets and therefore by investors in the Fund. These performance incentives may create an incentive for Underlying Fund managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation;

●	With respect to the target allocations to Goldman Sachs and T. Rowe Price funds, the Adviser expects to invest in Underlying Funds managed or sponsored by either Goldman Sachs or T. Rowe Price without considering the universe of available investment options managed by other managers of funds. This means that the Adviser does not, nor does it expect to, consider any available investment options managed by managers other than Goldman Sachs or T. Rowe Price as investment options for the Fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the Fund or choosing underlying investments for the Fund;

●	Certain Underlying Funds will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders, may not avail themselves of 1940 Act protections with respect to interests in such Underlying Funds;

●	Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in Underlying Funds that are private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act) under certain circumstances. Moreover, in certain circumstances, there may be no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale;

●	To the extent that the Fund does not receive timely valuation information from its investments in private issuers, including private Underlying Funds, the Fund’s ability to accurately calculate its net asset value may be limited. Certain Underlying Funds may calculate their net asset values less frequently than daily, whereas the Fund provides valuations, and issues Shares, on a daily basis. Many of the Fund’s (and the Underlying Funds’) investments will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s holdings, including illiquid investments. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. An Underlying Fund’s valuation information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever. The valuations reported by the Underlying Fund managers may be subject to later adjustment or revision;

●	The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load;

●	Because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities;

●	The Fund’s exposure to investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring;

●	The Fund and/or its Underlying Funds invest a portion of their assets in securities and credit instruments associated with real assets, including infrastructure, shipping, aviation and telecommunications, which have historically experienced substantial price volatility;

●	The Fund and/or its Underlying Funds may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility;

●	Below investment grade instruments (also known as “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;

●	Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations;

●	Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

●	Certain Underlying Funds in which the Fund invests may invest in CLOs may present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk;

●

The Fund is non-diversified, which means that the percentage of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although it will be limited by the Fund’s intention to qualify as a RIC under the Code. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers;

●	To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s complex investment strategies may make compliance with such requirements more challenging.

●	Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the Underlying Fund’s discretion. An Underlying Fund may accept less than the amount of Underlying Fund shares that the Fund tenders in a repurchase offer. In addition, the Fund will be subject to certain material constraints on withdrawals from its investments in certain Underlying Funds under certain circumstances. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale; and

●	T. Rowe Price and Goldman Sachs have formed a strategic collaboration as discussed in additional detail in “Conflicts of Interest.” To the extent the two firms alter or terminate their strategic collaboration, the Fund may not be able to pursue its investment strategies in whole or in part and/or may be forced to liquidate or sell substantially all of its assets to another vehicle. The Fund and Shareholders could experience investment losses as a result. In addition, this could inhibit or preclude the Fund from being able to comply with its policy to invest at least 33% of its net assets in Goldman Sachs Underlying Funds and at least 33% of its net assets in T. Rowe Price Underlying Funds and/or T. Rowe Price-managed direct portfolio investments. To the extent that the Fund is unable to comply with such policy, it may be subject to increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains. In addition, sales of interests in an Underlying Fund that is treated as a partnership for federal income tax purposes may result in taxable capital gains and, in certain circumstances, ordinary income to the Fund, which may increase taxable distributions to Shareholders. It is also possible that changes in the Fund’s investment program resulting from alteration or termination of the strategic collaboration could threaten the Fund’s ability to qualify as a RIC under Subchapter M of the Code.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Investors may be charged a fee if they effect transactions through an intermediary, broker, or agent, such as brokerage commissions and other fees to financial intermediaries. These additional fees are not reflected in the tables and examples below.

	Class A	Class D	Class I
SHAREHOLDER TRANSACTION FEES
Maximum sales load imposed on purchases(1)	3.50%	1.50%	N/A
Early repurchase fee	None	None	None

ANNUAL FUND EXPENSES (as a percentage of average net assets attributable to Shares)
Management Fee(2)	0.50%	0.50%	0.50%
Other expenses(3)
Acquired Fund Fees and Expenses (“AFFE”)(3)(4)	1.72%	1.72%	1.72%
Distribution and Shareholder Services (12b-1) fees	0.75%	0.25%	N/A
All other non-Distribution and Shareholder Services (12b-1) other expenses	0.68%	0.68%	0.58%
Total annual fund expenses	3.65%	3.15%	2.80%
Fee waiver and/or expense reimbursement(2)(5)	(0.50)%	(0.50)%	(0.50)%
Total annual fund expenses (After fee waiver and/or expense reimbursement)	3.15%	2.65%	2.30%

(1)	Investors purchasing Class A Shares or Class D Shares may be charged a sales load of up to 3.50% or 1.50%, respectively, of the Investor’s gross purchase. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. Please consult your financial firm for additional information. See “Plan of Distribution.”

(2)	The Fund pays to the Adviser a Management Fee payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.50%. The Adviser has contractually agreed, through June 30, 2027 , to reduce its Management Fee to 0% (“Initial Fee Holiday”), after including the effects of any management fees waived pursuant to any of the Fund’s other expense limitation arrangements, as disclosed in this Prospectus. This Initial Fee Holiday will continue for at least one year from the effective date of the Fund’s registration statement and shall not be subject to reimbursement to the Adviser.

(3)	Based on estimated amounts for the current fiscal year.

(4)	The Acquired Fund Fees and Expenses (“AFFE”) include the fees and expenses of the Underlying Funds in which the Fund intends to invest. Some or all of the Underlying Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Underlying Funds may also receive performance-based compensation if the Underlying Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Underlying Funds, which effectively will reduce the investment returns of the Underlying Funds. The Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 1.25%, and generally charge between 12.5% and 15% of net profits as a carried interest or performance allocation. The AFFE disclosed above are based on historic returns of Underlying Funds in which the Fund expects to invest, which may change substantially over time. The AFFE reflects operating expenses of the Underlying Funds (i.e., management fees, performance fees, administration fees and professional and other direct, fixed fees and expenses of the Underlying Funds). As such, fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. AFFE exclude fees and expenses of any Underlying Funds which are real estate investment trusts (“REITs”) as they are excluded from the definition of an investment company under Section 3(c)(5) of the Investment Company Act of 1940 and are not treated as acquired funds. The Fund invests in a REIT advised by Goldman Sachs that generally charges a management fee of 1.00%, as well as other operating expenses.

(5)	The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until April 30, 2028 to waive its Management Fee and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) the Investment Management Fee; (ii) costs incurred pursuant to the Fund’s Distribution and Shareholder Services Plan and/or AFP Program; (iii) costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (iv) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, an underlying fund, including, without limitation, an underlying fund’s operating expenses, management fees, and performance fees and/or incentive allocations (acquired fund fees and expenses or “AFFE”)); (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vi) taxes and costs to reclaim foreign taxes; and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed 1.00% of the average daily net assets of each Class (the “Operating Expense Limitation”).). In consideration of the Operating Expense Limitation, the Fund has agreed to repay the Adviser in the amount of any waived Investment Management Fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares, subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause such class’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the lower of the Operating Expense Limitation (i) at the time of the waiver or (ii) at the time of recoupment.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the expense reimbursement arrangement for only the first year).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Class A	1 Year	3 Years	5 Years	10 Years
	$66	$137	$210	$402

Class D	1 Year	3 Years	5 Years	10 Years
	$41	$104	$170	$345

Class I	1 Year	3 Years	5 Years	10 Years
	$23	$80	$140	$301

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fees.”

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on November 13, 2025, and has no operating history. The principal office of the Fund is located at 1307 Point Street, Baltimore, MD 21231 and its telephone number is 1-800-541-5299.

The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered non-fundamental and may be changed without shareholder approval.

In pursuing its investment objective, the Fund intends to obtain exposure to a broad range of private markets through investments in pooled investment vehicles (“Underlying Funds”) and direct investments in individual securities. The “Private Markets” in which the Fund may invest include, but are not limited to the following asset classes:

●	Private Equity. Private equity exposure will primarily include: (1) investments in growth-focused equity opportunities, including leveraged acquisitions, reorganizations, and other growth-focused opportunities; and (2) buyout opportunities.

●	Private Credit. Private credit investments will include bespoke, directly originated financing solutions across a range of credit strategies and industries, with exposure to multiple tiers (senior and junior) of corporate capital structures, asset-backed financings (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications) and structured credit vehicles.

●	Private Real Estate. The Fund’s exposure to real estate will include investments in real estate investment trusts (“REITs”). The REITS will primarily hold real property and/or real estate debt. To a lesser extent, they may also invest in real estate-related assets, such as agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

●	Private Infrastructure. The Fund’s exposure to infrastructure will primarily consist of directly originated equity or debt instruments in sectors including but not limited to transportation, energy, and digital infrastructure.

●	Leveraged Loans. This asset class includes floating rate loans and floating rate debt securities, which represent amounts borrowed by companies or other entities from banks and other lenders. This asset class is referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. This asset class will be employed both to pursue investment returns and to support liquidity management.

These descriptions are not intended to be complete explanations of such strategies or all possible investment strategies or methods to which the Fund will have exposure.

The Fund may not have exposure to all private market asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (pooled vehicles versus individual securities) are expected to vary over time. The Adviser’s allocation across the different private market asset classes will take into consideration a variety of factors, including, but not limited to, market and economic conditions, forward looking expectations for underlying asset classes, appreciation or depreciation of portfolio holdings, availability of investment opportunities, and fund subscription and repurchase activity. Many of the Fund’s investments are not exchange-traded.

To the extent the Fund obtains exposure to an asset class through an Underlying Fund, that vehicle will, subject to applicable law, be managed or sponsored by either Goldman Sachs Asset Management, L.P. or one of its affiliates (“Goldman Sachs”), or the Fund’s Adviser or one of its affiliates (“T. Rowe Price”). Underlying Funds may include registered investment companies (which may include mutual funds, exchange-traded funds (“ETFs”), and interval funds), business development companies (“BDCs”), REITs, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act), and other underlying investment vehicles. The Fund will not invest in private funds managed by T. Rowe Price. Information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability.

Under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in investment vehicles managed by Goldman Sachs. Similarly, under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in T. Rowe Price-managed direct portfolio investments and/or T. Rowe Price-managed registered investment companies. Price Associates expects to select various Underlying Funds and strategies in line with the foregoing target allocations to Goldman Sachs and T. Rowe Price funds, without considering the universe of available investment options managed by other managers of funds. Such conflicts could arise, for example and without limitation, if one or more Underlying Funds’ performance lags market or competitor returns over extended periods. In addition, as part of the strategic collaboration, Goldman Sachs has agreed to pay collaboration fees to Price Associates. This creates an incentive for Price Associates to consider only Underlying Funds and strategies managed by Goldman Sachs.

Goldman Sachs is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in “Private Markets” or Underlying Funds that invest predominantly in Private Markets. Shareholders will receive at least 60 days’ prior notice of a change to the Fund’s 80% investment policy. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For purposes of this policy, the Fund will access “Private Markets” through, without limitation, interests in Underlying Funds and direct investments that may include securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Issuers of private investments may not have a class of securities registered and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unfunded capital commitments to Private Markets investments will be counted towards this policy. To support unfunded capital commitments, the Fund may hold a significant portion of its assets in investments that are not in Private Markets, such as cash or cash equivalents.

The Fund (or an Underlying Fund) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the credit instruments will have no credit rating at all. The Fund does not currently intend to originate loans directly.

For liquidity management (1) in connection with implementation of changes in asset allocation, (2) when identifying investment opportunities for the Fund during periods of large cash inflows, or (3) otherwise for temporary defensive purposes, the Fund may hold up to 20% of its net assets in investments that are not in Private Markets (such as cash or cash equivalents).

The Fund may make investments through direct and indirect wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the 1940 Act.

The Adviser anticipates that it may take up to 6 months to invest all or substantially all of the proceeds from a sale of shares in accordance with the Fund’s investment objective and policies.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies and techniques without shareholder approval. Fundamental policies contained in the SAI may not be changed without shareholder approval. See “Investment Restrictions – Fundamental Investment Restrictions” for more information about the Fund’s fundamental investment restrictions.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.” There can be no assurance that the Fund will achieve its investment objective.

THE ADVISER

Price Associates, an investment adviser registered with the SEC under the Advisers Act, serves as the Adviser and promoter of the Fund. The Adviser is a subsidiary of TRPG.

T. Rowe Price offers investors around the globe an unparalleled combination of investment management excellence and world-class service. The firm has been managing investments since 1937 and, today, stands as a leader in its industry. T. Rowe Price is a financially strong, independent organization with a high level of employee ownership. TRPG is publicly traded, and its shares are included in the Standard & Poor’s 500 Index.

T. Rowe Price offers global investors a broad array of equity, fixed income, multi-asset and alternative investment strategies through its various subsidiaries and affiliates. Across all of its investment strategies, T. Rowe emphasizes proprietary, fundamental research and risk management. With this focus, the firm believes that it can continue to provide superior, long-term risk-adjusted performance to investors.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors and net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and strategies.

The Fund expects to invest the proceeds obtained by it promptly (and in any event, within six months) after receipt of such proceeds to pursue its investment program, investing the proceeds first in more liquid strategies, then into other strategies as the opportunities become available to the Fund.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Investment Opportunities and Strategies

In pursuing its investment objective, the Fund intends to obtain exposure to a broad range of private markets through investments in pooled investment vehicles (“Underlying Funds”) and direct investments in individual securities. The “Private Markets” in which the Fund may invest include, but are not limited to the following asset classes:

●	Private Equity. Private equity exposure will primarily include: (1) investments in growth-focused equity opportunities, including leveraged acquisitions, reorganizations, and other growth-focused opportunities; and (2) buyout opportunities.

●	Private Credit. Private credit investments will include bespoke, directly originated financing solutions across a range of credit strategies and industries, with exposure to multiple tiers (senior and junior) of corporate capital structures, asset-backed financings (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications) and structured credit vehicles.

●	Private Real Estate. The Fund’s exposure to real estate will include investments in real estate investment trusts (“REITs”). The REITS will primarily hold real property and/or real estate debt. To a lesser extent, they may also invest in real estate-related assets, such as agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

●	Private Infrastructure. The Fund’s exposure to infrastructure will primarily consist of directly originated equity or debt instruments in sectors including but not limited to transportation, energy, and digital infrastructure.

●	Leveraged Loans. This asset class includes floating rate loans and floating rate debt securities, which represent amounts borrowed by companies or other entities from banks and other lenders. This asset class is referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. This asset class will be employed both to pursue investment returns and to support liquidity management.

These descriptions are not intended to be complete explanations of such strategies or all possible investment strategies or methods to which the Fund will have exposure.

The Fund may not have exposure to all private market asset classes at all times, and the Fund’s allocations across sectors, asset classes, and implementation types (pooled vehicles versus individual securities) are expected to vary over time. The Adviser’s allocation across the different private market asset classes will take into consideration a variety of factors, including, but not limited to, market and economic conditions, forward looking expectations for underlying asset classes, appreciation or depreciation of portfolio holdings, availability of investment opportunities, and fund subscription and repurchase activity. Many of the Fund’s investments are not exchange-traded.

To the extent the Fund obtains exposure to an asset class through an Underlying Fund, that vehicle will, subject to applicable law, be managed or sponsored by either Goldman Sachs Asset Management, L.P. or one of its affiliates (“Goldman Sachs”), or the Fund’s Adviser or one of its affiliates (“T. Rowe Price”). Underlying Funds may include registered investment companies (which may include mutual funds, exchange-traded funds (“ETFs”), and interval funds), business development companies (“BDCs”), REITs, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act), and other underlying investment vehicles. The Fund will not invest in private funds managed by T. Rowe Price. Information about an SEC-registered Underlying Fund is available on the SEC’s website and/or directly from such Underlying Fund. Information about private Underlying Funds has limited, if any, availability.

Under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in investment vehicles managed by Goldman Sachs. Similarly, under normal conditions, at least 33% of the Fund’s net assets (measured at the time of investment) will be invested in T. Rowe Price-managed direct portfolio investments and/or T. Rowe Price-managed registered investment companies. Price Associates expects to select various Underlying Funds and strategies in line with the foregoing target allocations to Goldman Sachs and T. Rowe Price funds, without considering the universe of available investment options managed by other managers of funds. The Adviser does not, nor does it expect to, consider any available investment options managed by managers other than Goldman Sachs or T. Rowe Price as investment options for the Fund.

Goldman Sachs is not a sponsor, investment adviser, sub-adviser, promoter, principal underwriter or affiliate of the Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in “Private Markets” or Underlying Funds that invest predominantly in Private Markets. For purposes of this policy, “net assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For purposes of this policy, the Fund will access “Private Markets” through, without limitation, interests in Underlying Funds and direct investments that may include securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including without limitation 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements made under Regulation D and similar private investments, and securities or other instruments for which no secondary market is readily available. Issuers of private investments may not have a class of securities registered and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unfunded capital commitments to Private Markets investments will be counted towards this policy. To support unfunded capital commitments, the Fund may hold a significant portion of its assets in investments that are not in Private Markets, such as cash or cash equivalents.

The Fund (or an Underlying Fund) may invest a significant portion of its assets in credit instruments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the credit instruments will have no credit rating at all. In addition, the Fund (or an Underlying Fund) may invest in issuers located outside the United States or with significant operations or revenues outside the United States. The Fund does not currently intend to originate loans directly.

For liquidity management (1) in connection with implementation of changes in asset allocation, (2) when identifying investment opportunities for the Fund during periods of large cash inflows, or (3) otherwise for temporary defensive purposes, the Fund may hold up to 20% of its net assets in investments that are not in Private Markets (such as cash or cash equivalents).

The Fund may make investments through direct and indirect wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the 1940 Act. The Fund and a Subsidiary will comply with the provisions of the 1940 Act governing investment policies on an aggregate basis. The Fund and a Subsidiary will also comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis such that the Fund will treat a Subsidiary’s debt as its own for purposes of such provisions. A Subsidiary will also comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. To the extent that a Subsidiary operates pursuant to an investment advisory agreement, the Subsidiary will comply with Section 15 of the 1940 Act with respect to that agreement. To the extent a Subsidiary does not operate pursuant to an investment advisory agreement, the Subsidiary’s investments will be managed pursuant to the Fund’s Investment Advisory Agreement.

The Adviser anticipates that it may take up to 6 months to invest all or substantially all of the proceeds from a sale of shares in accordance with the Fund’s investment objective and policies.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment by the Fund in other securities, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise. See “Use of Proceeds.”

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. Fundamental policies contained in the SAI may not be changed without shareholder approval. See “Fundamental Policies” in the SAI for more information about the Fund’s fundamental policies.

The Underlying Funds

The Fund’s Underlying Funds will invest in various private markets, including private equity, private credit, private real estate, private infrastructure, and leveraged loan investments. The Underlying Funds may consist of registered investment companies (including mutual funds, exchange-traded funds, and interval funds), business development companies, real estate investment trusts (“REITs”), private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act or otherwise not meeting the definition of “investment company” in the 1940 Act)) or other vehicles managed by T. Rowe Price or Goldman Sachs, although the Fund will not invest in a private fund managed by T. Rowe Price.

The Fund provides Shareholders with access to Underlying Funds managed by Goldman Sachs and potentially to opportunities to participate in “Co-Investments” sourced by Goldman Sachs alongside other Goldman Sachs vehicles that are generally unavailable to the broad investing public. A “Co-Investment” means an investment primarily alongside transaction sponsors or related vehicles in the same class of equity or debt securities or other instruments as such transaction sponsors or vehicles (including but not limited to common stock, preferred stock and warrants) and other investments alongside such entities. Price Associates maintains sole investment discretion as to whether, and to what extent, the Fund will invest in Goldman Sachs Underlying Funds or Co-Investment opportunities sourced by Goldman Sachs. Goldman Sachs does not provide investment advice to Price Associates or the Fund.

Goldman Sachs has agreed, subject to applicable legal or regulatory restrictions and requirements, to provide the Fund with the type and scope (and with the same frequency) of information it customarily provides to other investors in the Underlying Funds. As permitted by law, Price Associates expects to regularly communicate with Goldman Sachs about the Underlying Funds to which it serves as investment manager, and Goldman Sachs may provide the Adviser with aggregated, statistical or other information about the investment strategies, risk management and general information regarding economic factors and market trends in each case as they relate to the Goldman Sachs Underlying Funds. This interaction facilitates ongoing portfolio analysis by the Adviser and may help to address potential developments at the Underlying Fund level. It also provides ongoing due diligence feedback as the Adviser allocates the Fund’s investments across the various strategies. Goldman Sachs will not guarantee investment opportunities for the Fund, nor will it provide investment recommendations or investment advice to the Fund or the Adviser regarding investment opportunities. There is no guarantee that the Fund will receive the same terms as Goldman Sachs, its affiliates and its other clients if they participate in the same opportunities.

The long-term nature of the various private markets in which the Goldman Sachs Underlying Funds invest requires a commitment to ongoing risk management. In this regard, Price Associates seeks to maintain close contact with Goldman Sachs and to monitor the performance of the Goldman Sachs Underlying Funds.

The Fund can obtain exposure to various private markets (including private equity, private credit, real estate, and infrastructure investments) through allocations of the Fund’s assets among registered investment companies, business development companies, REITs, private funds (i.e., private investment funds excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act) or other vehicles managed by T. Rowe Price or Goldman Sachs affiliates.

Goldman Sachs Underlying Funds

Goldman Sachs Asset Management: Multi-Asset Private Investing Platform. Goldman Sachs is one of the world’s largest investors in alternatives, with 40 years of global experience and $627 billion (as of December 31, 2025) in assets managed across private equity, growth, credit, infrastructure, real estate, secondaries and hedge funds.

Goldman Sachs’ long history of investing its capital in a variety of businesses and transactions began in 1983, when the Firm started to invest in select long-term private equity investments. In 1991, Goldman Sachs formalized its private equity fund business through the creation of a distinct business unit with a mandate to manage the Firm’s private equity investments.

Goldman Sachs Asset Management has an expansive sourcing network of global relationships and is benefited by the comprehensive industry, regional, and capital markets expertise gained by sitting within one of the world’s largest financial institutions.

The Fund will have exposure to the following families of Goldman Sachs private strategies:

Private Equity at Goldman Sachs Asset Management.

●	Buyout. Established in 1986, the Capital Partners Private Equity Platform (“Capital Partners”) is Goldman Sachs’ flagship direct private equity investing business focused primarily on buyout investments. The strategy targets control investments generally in the Americas and Europe at the upper end of the middle market, defined as portfolio companies with an average enterprise value for $750 million to $2 billion. Capital Partners’ focuses on investments in six key sectors: Financial Services, Healthcare, Consumer, Technology, Climate Transition and Business Services. Capital Partners has long standing experience in each of these sectors and seeks to leverage attractive thematics in these sectors to seek to create resilient, non-cyclical portfolios.

●	Growth Equity. The Growth Equity platform is dedicated to providing expansion capital to category-defining companies, spanning multiple industries, including Enterprise Technology, Financial Technology and Healthcare Technology. Goldman Sachs Growth seeks to leverage the global network, resources and expertise of Goldman Sachs to enable portfolio companies to scale via product, customer and geographic expansion or M&A.

●	Asia Equity Partners. With over thirty (30) years of investing experience in Asia, the Asia Private Equity platform is focused on buyout and growth equity across five core geographies (Japan, India, China, Korea and Australia/New Zealand), leveraging an experienced and tenured investment team on the ground, country knowledge and deep sector experience.

●	Sustainability. The Sustainable Investing Group is a platform dedicated to direct impact investing in private markets, across environment and climate transition as well as inclusive growth. The group brings together decades of experience, a strong investment track record across sustainability and a proprietary corporate network of sustainability leaders from global corporations, all supported by the broader resources of Goldman Sachs.

●	Life Sciences. The Life Sciences platform is focused on life sciences building upon Goldman Sachs’ industry-leading life sciences banking and research franchises. Goldman Sachs’ life sciences experience is across investing, investment banking, operations and management consulting with deep scientific and medical expertise.

●	Secondaries (the “Vintage Platform”).Goldman Sachs Vintage Platform is a long standing and experienced secondary buyer. The platform provides diversified private equity secondaries strategies, seeking to provide liquidity solutions for investors in private equity and capital solutions for GPs. The Vintage Platform is part of the External Investing Group (“XIG”) within Goldman Sachs Asset Management.

●	Co-Investments. Founded in 1996, Goldman Sachs’ Private Equity Co-Investment Partners platform co-invests in direct companies and other assets alongside private equity managers other than Goldman Sachs and primarily expects to target (but not exclusively) Co-Investments in connection with private equity buyout transactions. The Co-investment Platform is part of XIG within Goldman Sachs Asset Management.

Infrastructure at Goldman Sachs Asset Management. Infrastructure at Goldman Sachs Alternatives is a comprehensive solutions provider across the private infrastructure landscape, with over $20 billion invested throughout a nearly twenty-year (20-year) track record. Goldman Sachs solutions span infrastructure equity and infrastructure debt, including a mid-market, value-add direct infrastructure strategy, an infrastructure secondaries franchise, as well as a European infrastructure credit business. The business has been a part of Goldman Sachs since inception.

Real Estate at Goldman Sachs Asset Management. Goldman Sachs Asset Management Real Estate is responsible for all of Goldman Sachs’ private market real estate investing strategies. The business operates as a globally integrated team investing in real estate equity and credit sectors across the risk spectrum. Goldman Sachs Asset Management Real Estate targets all real estate sectors for potential investments with deep expertise across the capital structure, in assets ranging from single properties to large portfolios.

As of December 31, 2025, Goldman Sachs Asset Management had $64 billion in total real estate assets under management worldwide. In addition, Goldman Sachs Asset Management has also invested across the securitized sectors, including asset-backed securities, mortgage-backed securities, and collateralized loan obligations, for over 25 years and has the ability to assess opportunities across all regions and markets.

T. Rowe Price Underlying Funds and Strategies

With respect to Underlying Funds that are managed by T. Rowe Price, such Underlying Funds are registered under the 1940 Act, including mutual funds and interval funds managed by Price Associates and/or Oak Hill Advisors, L.P. (“OHA”) or another adviser in the T. Rowe Price family.

Price Associates is a Maryland corporation founded in 1937. Price Associates is a wholly owned subsidiary of TRPG, which was formed in 2000 as the publicly traded parent holding company of Price Associates and its affiliated entities (collectively, T. Rowe Price). T. Rowe Price offers investors around the globe what it believes to be an unparalleled combination of investment management excellence and world-class service. The firm has been managing investments since 1937 and, today, stands as a leader in its industry. T. Rowe Price is a financially strong, independent organization with a high level of employee ownership. TRPG is publicly traded, and its shares are included in the Standard & Poor’s 500 Index.

T. Rowe Price offers global investors a broad array of equity, fixed income, multi-asset and alternative investment strategies. Across all of its investment strategies, T. Rowe Price emphasizes proprietary, fundamental research and risk management. With this focus, the firm believes that it can continue to provide superior, long-term risk-adjusted performance to investors.

The Fund may have exposure to the following T. Rowe Price strategies:

Leveraged Loans at T. Rowe Price. The Fund will allocate a portion of its portfolio to T. Rowe Price’s Floating Rate Bank Loan Strategy. This allocation may be accomplished through the use of a registered open-end fund (including a mutual fund and/or exchange-traded fund) that normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and floating rate debt securities.

The Floating Rate Bank Loan Strategy seeks durable long-term returns—first, in the form of high current income and, second, through capital appreciation. T. Rowe Price’s experienced investment team is focused on the disciplined application of in-depth, proprietary research, strict risk controls, and maintaining portfolio liquidity. Coupled with an ability to leverage the deep analytical resources of the investment-grade and equity research teams, T. Rowe Price believes that it is well-resourced to identify and invest in improving securities.

Most, if not all, of the loans in which this strategy invests are rated below investment grade (below BBB, or an equivalent rating) or are not rated by credit rating agencies (commonly referred to as “high yield” or “junk” bonds). These loans may be referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity. The loans may be senior or subordinate obligations of the borrower, although this strategy normally invests the majority of its assets in senior floating rate loans. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before other creditors of the borrower, such as bondholders and stockholders. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral.

Private Equity at T. Rowe Price. The Fund will allocate a portion of its portfolio to private equity investments managed by Price Associates. In managing this strategy, Price Associates considers investments across all industry sectors and geographies by utilizing the global investment platform of T. Rowe Price for both sourcing and evaluation of prospective investments, alongside the resources of the Centralized Private Equity Team of T. Rowe Price, which serves as a single point of accountability and coordination of all private-equity investments (the “CPET”). The Fund expects to leverage T. Rowe Price’s extensive network of venture capital firm partners, fellow investors and other industry contacts to identify and source attractive investment opportunities for the Fund.

Price Associates believes the Fund will benefit from the T. Rowe Price brand and the long-standing reputation of T. Rowe Price as an outstanding partner to public and private companies, and that this will enable the Fund to gain access to highly sought after private companies. T. Rowe Price strives to establish relationships with innovative, rapidly growing private companies at an earlier stage in their development than where the Fund may invest, which T. Rowe Price believes will favorably position the Fund to participate in future capital raising events for such companies. Price Associates believes companies will view engagement with the Fund as a bridge to gain access to the broader T. Rowe Price investment platform, which will provide an advantage over firms that lack comparable scale.

OHA’s Private Credit. The Fund will allocate a portion of its portfolio to private credit investments managed by OHA. This allocation will be accomplished through the use of one or more registered closed-end funds that have exposure to in the following credit strategies:

●	Direct Lending (including first lien loans and unitranche loans);

●	Junior Capital Solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity);

●	Asset-based Lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications);

●	Structured Credit (including CLOs);

●	Special Situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation); and

●	Liquid Credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans).

OHA, a wholly owned subsidiary of TRPG, is a leading global alternatives investment firm specializing in private lending, distressed credit, structured credit, real assets, special situations, leveraged loans and high yield bonds. As of June 30, 2025, OHA manages approximately $98 billion of capital across credit strategies in pooled funds, CLOs and single investor mandates.1 The global and primarily institutional investor base of OHA and its affiliates includes pension funds, sovereign wealth funds, insurance companies, foundations, endowments, funds-of-funds, family offices and high net worth individuals.

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1 Capital under management estimated as of June 30, 2025. Includes net asset value, portfolio value and/or unfunded capital. Uses respective USD exchange rates as of month-end for any non-USD assets. Additional information on calculation methodology available upon request.

OHA’s leading private lending platform focuses on directly originated and customized financing solutions for larger well-established corporate borrowers and, where applicable, their private equity sponsors. Approximately $38 billion of OHA’s capital under management is invested in private strategies including private lending. OHA has a long history of private credit investing starting in 2002, which it believes demonstrates its capabilities and success in private lending.

Price Associates’ Distribution Management Service and Disposition of Certain Investments. Price Associates expects to use its in-house Distribution Management Service (“DMS”) or similarly offered service, to assist in the efficient disposition of certain direct private equity investments that have become liquid (or are imminently expected to become liquid); i.e., publicly traded securities. The DMS team is expected to use its investment acumen, together with its knowledge of the Fund’s terms and objectives, to seek the most efficient time for the sale or distribution of such securities. The DMS team aims to optimize the return of capital and minimize trading expenses, consistent with T. Rowe Price’s commitment to providing best execution.

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.

The Fund will obtain exposure to its underlying strategies through direct investments as well as allocations to Underlying Funds managed by affiliated and unaffiliated investment managers. As such the Fund may be directly exposed to certain risks described below and/or may be exposed to certain risks through exposure to one or more Underlying Funds. As such, unless stated otherwise, references to the “Fund” in this section include the Underlying Funds.

Risks Relating to Investment Strategies, Fund Investments and the Fund’s Investment Program

Investment and Trading Risks in General. All securities investments risk the loss of capital. There can be no assurance that (i) the Adviser will be able to choose, make and realize investments on behalf of the Fund in any particular company or portfolio of companies, (ii) the Fund will be able to generate positive returns or that any positive returns will be commensurate with the risks of investing in the type of companies and transactions described herein or (iii) Shareholders will receive any distributions from the Fund. Shareholders could experience a loss of their entire investment in the Fund.

Unforeseen Market Events. Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict (including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas), terrorism, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), and public health epidemics or pandemics and similar public health threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to a fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short-or long-term economic uncertainties in the United States and worldwide. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively impacted. Some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting environmental, political, social, and economic risks. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could lead to inflation, negatively impact overall investor sentiment and/or further increase volatility in securities markets.

Governments and regulators may take actions that affect the regulation of the funds or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the funds’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the funds. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.

Public health epidemics and pandemics have had an impact on a fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Public health epidemics and pandemics may result in periods of disruptions to business operations, supply chains and customer activity, travel restrictions, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which a fund invests. The occurrence, reoccurrence and pendency of public health epidemics or pandemics could adversely affect the economies and financial markets either in specific countries or worldwide.

In addition, the operations of the Fund, Price Associates, and the Fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems and other factors related to public emergencies.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that environmental, economic, financial, or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Allocation Risks. Investments in the Fund are subject to risks related to the investment adviser’s allocation choices. The selection of underlying investments, including allocations across the various Underlying Funds and to individual co-investment opportunities, as well as the relative allocation of the Fund’s assets to the various private markets strategies could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Risks Associated with the Fund’s Structure. The Fund invests in Underlying Funds and strategies managed by each of T. Rowe Price and Goldman Sachs and incurs expenses related to such investments. Investors in the Fund will also incur fees in connection with certain expenses related to the operations of the Fund. Additionally, Price Associates expects to access private markets opportunities from Goldman Sachs and/or T. Rowe Price without considering the universe of other available third-party investment vehicles. This means that the Fund’s investment adviser does not, nor does it expect to, consider any available third-party investment vehicles managed by managers other than T. Rowe Price and/or Goldman Sachs as investment options for the Fund to obtain exposure to the various private markets asset classes. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the Fund or choosing underlying investments for the Fund. See “Conflicts of Interest” in the SAI for additional information.

Operational Risks. An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the Fund, T. Rowe Price and its affiliates, or other service providers.

Closed-end Interval Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, an investor may not be able to sell its Shares when and/or in the amount that it desires.

Competition for Investment Opportunities. The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser or its affiliates are not prohibited from the same transactions.

The 1940 Act also imposes significant limits on aggregated transactions with affiliates of the Fund. The Fund may rely on a Section 17(d) Exemptive Order from the SEC (“Section 17(d) Order”), which permits the Fund, among other things, to invest in aggregated transactions alongside certain other persons, including certain affiliates of T. Rowe Price and certain funds managed by T. Rowe Price and its affiliates, subject to certain terms and conditions.

Price Associates will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

Prior to relying on the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees must have approved policies and procedures of the Fund that are reasonably designed to ensure compliance with the terms of the Section 17(d) Order, and must also have reviewed the Adviser’s allocation policy and other Co-Investment policies. The exemptive order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the affiliated funds other than in the circumstances currently permitted by regulatory guidance and the exemptive order. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated funds will require the “required majority” of the Fund’s independent trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. The Adviser’s investment allocation policies and procedures can be revised by the Adviser at any time without notice to, or consent from, the shareholders.

Fund of Funds Risk. Because the Fund invests a significant portion of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value (“NAV”) will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. Because the Fund’s NAV is related to the NAVs of the Underlying Funds in which it invests, inaccuracies, delays or other disruptions in the calculation of an underlying fund’s NAV may adversely impact the Fund.

The expenses associated with investing in a fund that invests a significant portion of its assets in other funds may be higher than those for funds that do not invest in other funds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds – in some cases, including a performance fee, carried interest or incentive allocations (which are a share of an underlying fund’s returns that are paid to the underlying fund’s manager) – in addition to the Fund’s direct fees and expenses. The fees and expenses charged by the Underlying Funds could reduce the Underlying Funds’ returns and the Fund’s overall performance. Certain Underlying Funds may receive performance fees, carried interest or incentive allocations even if the overall performance of the Fund itself is negative. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders.

Certain Underlying Funds in which the Fund intends to invest will not be registered as investment companies under the 1940 Act, and therefore the Fund, and indirectly, the Fund’s Shareholders, may not avail themselves of 1940 Act protections with respect to interests in such Underlying Funds. In addition, the Underlying Funds are not subject to the Fund’s investment restrictions and Underlying Funds that are not investment companies under the 1940 Act are generally subject to few investment limitations.

Although Fund Shareholders will receive information about the Fund’s investments through the Fund’s shareholder reports, certain of the Underlying Funds do not provide the same degree of information as funds registered under the 1940 Act, including with respect to the fund’s holdings, liquidity, and valuations. Fund Shareholders will have no right to receive information about the Fund’s investment in such Underlying Funds from the Underlying Funds, and will have no recourse against the Underlying Funds or their managers.

Fund Structure. With respect to the target allocations to Goldman Sachs and T. Rowe Price funds, the Adviser expects to invest in Underlying Funds managed or sponsored by either Goldman Sachs or T. Rowe Price without considering the universe of available investment options managed by other managers of funds. This means that the Adviser does not, nor does it expect to, consider any available investment options managed by managers other than Goldman Sachs or T. Rowe Price as investment options for the Fund. This creates an incentive for Price Associates to consider only Underlying Funds and strategies managed by T. Rowe Price and Goldman Sachs, even in circumstances when it may conflict or appear to conflict with the Fund’s and Shareholders’ interests. Such conflicts could arise in many circumstances, including, for example and without limitation, if one or more Underlying Funds’ performance lags market or competitor returns over extended periods. See “Conflicts of Interest.”

Incentive Allocation Arrangements. An Underlying Fund’s manager may receive a performance fee, carried interest or incentive allocation that the Adviser has observed to be generally equal to 12.5% – 15% of the net profits earned by the Underlying Fund that it manages, typically subject to a preferred return. The performance fee, carried interest or incentive allocation is paid indirectly out of the Fund’s assets and therefore by investors in the Fund. These performance incentives may create an incentive for the underlying fund’s manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

Illiquidity of Underlying Fund Interests. Interests in certain Underlying Funds are illiquid and may only be redeemed during periodic repurchase offers pursuant to which such Underlying Funds repurchase limited amounts of their outstanding shares at the underlying fund’s discretion. Underlying Funds generally have limited liquidity, typically 5% per quarter and, for certain Goldman Sachs Underlying Funds, limited to 2% per month. Similarly, certain Underlying Funds may have redemption penalties for redemptions that occur within one-year from time of subscription.

An Underlying Fund may accept less than the amount of underlying fund shares that the Fund tenders in a repurchase offer. Moreover, there is no regular market for interests in such Underlying Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the Underlying Fund’s manager and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interest in an Underlying Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale. These liquidity constraints add to the challenges the Fund may face in complying with the RIC qualification requirements under the Code, particularly the asset diversification requirements, because the Fund may be unable to dispose of its interest in an Underlying Fund on a timely basis when needed to meet such requirements.

Liquidity and Valuation. The Fund may invest in securities, including interests in certain Underlying Funds, which are subject to legal or other restrictions on transfer or for which no liquid market exists. Further, the Fund will be subject to certain material constraints on withdrawals from its investments in Underlying Funds that are private funds, registered closed-end investment companies (including, for example, interval funds), or business development companies. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past.

The Fund’s holdings and investment strategies are not as transparent as public holdings (and the Fund generally will not look through to the Goldman Sachs’ Underlying Funds in determining compliance with its investment restrictions). Certain of the Underlying Funds held by the Fund do not determine their net asset value on a daily basis. Goldman Sachs Underlying Funds may be valued on either a monthly or quarterly basis, depending on the investment. Therefore, the Adviser relies primarily on the limited pricing and valuation information provided by Goldman Sachs or other Underlying Fund managers in order to value the Fund’s investments in such Underlying Funds. Investors should be aware that valuations of illiquid investments involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations of portfolio positions could adversely affect the stated value of the Fund. For these reasons, among others, calculating the fair market value of certain of the Fund’s holdings may be difficult and involve uncertainties and judgment.

Certain of the Fund’s assets and liabilities may not have readily observable market prices and the valuation of such assets may rely on quoted prices in inactive markets or models that have observable inputs. Certain other categories of assets may lack any readily available market information and, accordingly, the valuation of such assets may rely substantially on models and significant unobservable inputs including assumptions from market participants. As such assets are not actively traded, their value can only be estimated using a combination of complex market prices, mathematical models and subjective assumptions. Information about market prices may be unavailable or difficult to obtain for investments that are not traded on an exchange or that trade less frequently, and the Adviser may determine the value of these investments by, among other things, using marked to market prices provided by dealers or pricing services, or through relative value pricing. When recent market quotations or other independent pricing information is not readily available, or does not (in the judgment of the Adviser) fairly represent the value of such investment, the Adviser will determine the value of an investment using other fair value methods determined in good faith. These methods may include, without limitation, use or consideration of third-party or proprietary pricing models; the cost of acquiring the investment; comparable issuer valuations; market prices of related instruments; recent private transactions of which the Adviser or its affiliates are aware (including recent transactions in which the Fund or other clients of the Adviser or its affiliates participated); book value, earnings or cash flow analyses; or any other information available to the Adviser or its affiliates regarding the relevant instrument, issuer or broader market events.

Many of the Fund’s investments are fair valued. Fair value pricing involves judgments that are inherently subjective and uncertain, and in some cases involves reliance on information provided by private issuers or other sources whose reporting standards vary. Information used to determine fair valuations may be available on an irregular or less frequent basis. As a result, the presence of fair-valued investments may increase the volatility of the Fund’s net asset value at times, while dampening it at other times, and this effect may be more pronounced to the extent fair values assigned to those investments represent a meaningful portion of the Fund’s overall portfolio value. While the Adviser will use its reasonable best efforts to value investments fairly, certain investments may be difficult to value and may be subject to varying interpretations of value. There can be no assurance that any fair values assigned to investments will reflect actual market value or will be realized upon the sale of such investments. If these valuations should prove to be incorrect, investors could be adversely affected, including (without limitation) when the Management Fee is calculated.

As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as Valuation Designee to perform fair value determinations relating to all portfolio investments pursuant to the Valuation Procedures. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources including the Underlying Funds, their affiliates and/or their agents.

New Fund. Because the Fund is new, it has a relatively small number of shareholders and assets under management. As a result, the Adviser may experience difficulties in fully implementing the Fund’s investment program and may be less able to respond to increases in shareholder transaction activity. The Fund’s limited operating history could make it more difficult to evaluate the performance of the Fund’s investment strategies. In addition, there can be no assurance that the Fund will ultimately grow to an economically viable size, which could lead to the fund eventually ceasing its operations.

Private Equity Investments Generally. The Fund will have significant exposure to private equity investments, which are exposed to a high degree of business and financial risk. Such risks may adversely affect the performance of any such investments and result in substantial losses to the Fund. While the targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of principal is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early, while successes often require a long maturation.

Private equity investments in highly leveraged companies involve a high degree of risk. Some of the Fund’s portfolio companies may be leveraged, which will increase the exposure of such companies to adverse economic factors such as downturns in the economy or deterioration in the conditions of such companies or their industry sectors. In the event any portfolio company cannot generate adequate cash flow to meet debt service, the Fund may suffer a partial or total loss of its invested capital, which would adversely affect the return on capital invested in the Fund.

The Fund may have investment exposure to companies that have already received one or more rounds of financing. These securities may be among the most junior in a portfolio company’s capital structure and thus subject the Fund to a greater risk of losing all or part of its invested capital. There will often be no collateral to protect the Fund’s investment exposure to such securities once made.

Certain Underlying Funds are likely to take a controlling interest in a material portion of portfolio companies. The exercise of control over a company may impose additional risks of liability for a variety of reasons, including environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, such Underlying Fund may suffer a significant loss. On the other hand, such an Underlying Fund may hold a non-controlling interest in certain investments and, therefore, may have a limited ability to protect its position in such investments. In such cases, the Underlying Fund will typically be significantly reliant on the existing management, board of directors and other shareholders of such companies, who may not be affiliated with the Underlying Fund and whose interests may conflict with the interests of the Underlying Fund.

Investments in private equity generally often require extensive due diligence activities prior to acquisition, including legal costs. If a proposed investment by an Underlying Fund is not consummated, all or a portion of such third-party expenses (for example, but not limited to, expenses attributable to investment bankers, legal and tax advice and consultants), which may be significant, may be borne by the Underlying Fund.

Investments in private equity may create additional challenges for the Fund in satisfying the RIC qualification requirements under the Code. Depending on the tax structure of a portfolio company, the Fund may be required to make an investment through a subsidiary that is treated as corporation for U.S. federal income tax purposes in order for the Fund to satisfy the RIC gross income requirements. Investing through such a subsidiary would result in additional operating and administrative expenses and could cause income and gains attributable to the investment to be subject to corporate income tax at the subsidiary level, which would reduce the Fund’s returns. In addition, the use of such a subsidiary could make it more difficult for the Fund to comply with the asset diversification tests applicable to RICs.

The Fund or an Underlying Fund may be called upon to make follow-on investments in portfolio companies or have the opportunity to increase its investment in portfolio companies. There can be no assurance that the Fund or the Underlying Fund manager will make any such investment or that it will have sufficient funds to do so should the Adviser or the Underlying Fund manager wish to do so. Any decision by the Adviser or the Underlying Fund manager not to make such an investment, or any inability to do so, may have a substantial negative impact on the relevant portfolio company, may diminish the Fund’s or the Underlying Fund’s ability to influence the portfolio company’s future development, may result in dilution of the Fund’s or the Underlying Fund’s prior investment, and could impair the value of such underlying company and, in turn, the investment of the Fund therein. In the event the Fund or an Underlying Fund makes a follow-on investment, there is also the risk that the follow-on investment will not preserve, protect or enhance the existing investment, and the Fund may lose both its initial investment and the follow-on investment.

Most of the Fund’s investments in private equity will be highly illiquid, and there can be no assurance that the Fund will be able to realize any such investment at any given time. Although investments by the Fund may generate current income, the return of capital and the realization of gains, if any, from such an investment will generally occur only upon the partial or complete disposition or refinancing of the investment. While a portfolio company may be sold at any time, it is not generally expected that this will occur for a number of years after the investment in such portfolio company is made, and some investments may be held for much longer periods of time. Moreover, an investment that initially consists of an interest in assets may be exchanged, contributed or otherwise converted into private or publicly-traded stock of a corporation, interests in a limited liability company or other interests or assets (and vice-versa), and any such exchange, contribution or conversion will likely not constitute a disposition of the type that results in investors receiving distributions. In addition, the Fund will generally not be able to sell its private equity securities publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases the Fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time.

Early-Stage and Late-Stage Companies. The Fund is expected to have significant exposure to companies in a relatively early-stage of development. Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. The percentage of companies that survive and prosper is small. Furthermore, companies at an early stage may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities and a larger number of qualified managerial and technical personnel. Such companies will often rely upon rapidly changing technologies. Therefore, technological obsolescence and other technology risks may also adversely impact the performance of these companies. In all cases, the Fund will be subject to the risks associated with the underlying businesses engaged in by its portfolio companies.

The Fund is expected to also have exposure to late-stage investments. Investments in more mature companies also involve substantial risks. Such companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire a business, or develop new products and markets. These activities by definition involve a significant amount of corporate change and could give rise to significant problems, whether they be in product development, sales and manufacturing or the general management of any such activities.

Investments in Public Companies. The Fund may hold investments in public companies, particularly companies in which it invested prior to an initial public offering of securities. Investments in public companies will subject the Fund to risks that differ in type or degree from those involved with investments in privately-held companies. Such risks include, without limitation, movements in the stock markets and trends in the overall economy, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times (including due to the possession by the Adviser of material non-public information), and increased likelihood of shareholder litigation against such companies’ board members.

Small and Medium Capitalization Companies. The Fund will have exposure to investments in the securities of small and medium capitalization companies. Investing in lesser known, small and medium capitalization companies may involve greater risk than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium-sized companies than for larger, more established companies.

Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to trade significant amounts of shares without an unfavorable impact on prevailing market prices.

PIPE Transactions. Private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction, may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act, or otherwise under the U.S. federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments.

Operating and Financial Risks of Portfolio Companies. The value or performance of the Fund’s portfolio companies could deteriorate as a result of, among other factors, adverse business developments, a change in the competitive environment or an economic downturn.

As a result, portfolio companies that the Adviser may have expected to be stable may operate at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive positions, or may otherwise be in a weak financial condition or experience financial distress from time to time. In some cases, the success of the Fund’s investment strategy and approach may depend in part on the ability of the Underlying Fund’s investment manager to effect improvements in the operations of a portfolio company and/or recapitalize its balance sheet. The activity of identifying and implementing operating improvements and/or recapitalization programs entails a high degree of uncertainty.

There can be no assurance that the Fund will be able to successfully identify or implement such improvements or programs.

Investment and Due Diligence Process. Due diligence generally entails evaluation of important and complex business, financial, tax, accounting, environmental and legal issues. Before making investments, the Adviser will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each investment, including the time frame in which a particular investment needs to be made and the information available to the Adviser (both of which, at times, may be limited). When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources reasonably available to it. For example, outside consultants, legal advisors, accountants and other third parties may be involved in the due diligence process to varying degrees depending on the type of investment and the facts and the circumstances related thereto, and the Adviser may rely on the advice of such parties. However, whether or not known to the Adviser at the time, and especially with respect to illiquid investments, such resources may not be sufficient, accurate, complete or reliable and due diligence may not reveal or highlight matters that could have a material adverse effect on the value of an investment. For example, there can be no assurance that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence phase of an investment or during its efforts to monitor an investment on an ongoing basis.

At times, the investment opportunities pursued by the Fund or an Underlying Fund require rapid execution, and investment analyses and due diligence, negotiations and decisions by the Adviser may be required to be undertaken on an expedited basis. From time to time, in such cases, the information available to the Adviser at the time of an investment decision may be limited, and, in such cases, and especially with respect to illiquid investments, the Adviser may not have access to detailed information regarding the investment opportunity or an opportunity to diligence or confirm information regarding the opportunity. Therefore, no assurance can be given that the Adviser will have knowledge of circumstances that may adversely affect an investment or be in a position to negotiate terms that appropriately address such risks. It frequently is difficult to obtain information as to the true condition of an issuer, and the Adviser may rely upon the accuracy and completeness of representations and disclosures made by issuers or their owners (which, in either case, even of themselves may be very limited in scope) in the due diligence process when it makes an investment or otherwise in the public filings of such issuer. Moreover, there can be no assurance that attempts to obtain downside protection with respect to assets or companies in which the Fund invests will achieve their desired effect, and in certain cases, depending on the type of security or type of issuer, an opportunity may only be available on the basis of limited disclosures, representations, warranties or covenants (e.g., “covenant lite” instruments), and the lack of robust representations, warranties or covenants is likely to increase the risk associated with the investment.

In countries where generally accepted accounting principles and practices differ significantly from those practiced in the United States, the evaluation of potential investments and the ability to perform due diligence may also be affected. For example, the assets and profits appearing on financial statements of a company operating in one or more non-U.S. countries may not reflect its financial position or results of operations in the way they would be reflected if financial statements had been prepared in accordance with GAAP. Accordingly, information available to the Adviser, including both general economic and commercial information and information concerning specific enterprises, securities or assets, may be relatively less reliable, detailed or accurate. In addition, for companies that keep accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power while others do not permit such restatement. Inflation accounting may indirectly generate losses or profits or disguise true losses or profits.

Investments with Third Parties; Co-Investments. The Fund (or an Underlying Fund) may co-invest with third parties through joint ventures or other entities. A “Co-Investment” means an investment primarily alongside transaction sponsors or related vehicles in the same class of equity or debt securities or other instruments as such transaction sponsors or vehicles (including but not limited to common stock, preferred stock and warrants) and other investments alongside such entities. Such investments may involve risks in connection with such third-party involvement, including the possibility that a third party co-venturer may have financial difficulties, resulting in a negative impact on such investment, may have economic or business interests or goals which are inconsistent with those of the Fund, or may be in a position to take (or block) action in a manner contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. In those circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to such investments, including incentive compensation arrangements.

The Fund’s ability to realize a profit on such Co-Investments will be particularly reliant on the expertise of the lead investor in the transaction. There can be no assurance that the Fund will be given Co-Investment opportunities, or that any specific Co-Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser’s judgment. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Co-Investments. The Fund generally will rely on the sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Fund’s ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Fund may incur additional legal and transaction costs in connection therewith.

Many entities compete with the Fund (or an Underlying Fund) in pursuing Co-Investments. These competitors may have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition and regulatory restrictions, the Fund may not be able to pursue attractive Co-Investment opportunities from time to time.

Private Credit. The Fund will invest in one or more Underlying Funds with a private credit mandate. While some of the loans in which an Underlying Fund invests may be secured, it may also invest in debt or equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Underlying Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Underlying Fund of its rights as a creditor. Accordingly, the Underlying Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which it intends to invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

The borrowers of loans constituting an Underlying Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable as described further below in “Investments in Restructurings.” Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Underlying Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Underlying Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations (see “Risks Related to Investments in Loans”) and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. An Underlying Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Underlying Fund earlier than expected. Accordingly, there can be no assurance that an Underlying Fund’s investment objective will be realized.

In addition, during periods of market disruption, borrowers of loans constituting the Underlying Fund’s assets may be more likely to seek to draw on unfunded commitments the Underlying Fund has made, and the Underlying Fund’s risk of being unable to fund such commitments is heightened during such periods.

Credit Risk. The Fund is subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund’s return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund or an Underlying Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer’s ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

With respect to the Fund’s (or an Underlying Fund’s) investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or a pre-payment (in whole or in part) of the Fund’s investment.

Similarly, while the Fund (or an Underlying Fund) will generally target investing in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Companies in which the Fund or an Underlying Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Risks Related to Investments in Loans. The Fund or an Underlying Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral. The Fund or an Underlying Fund may invest in first lien senior secured, second and third lien loans and any other loans.

Covenant-Lite Loans. Some of the loans with which the Fund may have exposure may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

First Lien Senior Secured Loans. It is expected that when the Fund or an Underlying Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund (or an Underlying Fund) will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

Second Lien Senior Secured Loans and Junior Debt investments. Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund’s second lien senior secured loans will be subordinated to first lien loans and the Fund’s junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.

Unsecured Loans. Unsecured loans are subject to the same investment risks generally applicable to loans described above but are subject to additional risk that the assets and cash flow of the related obligor may be insufficient to repay the scheduled payments to the lender after giving effect to any secured obligations of the obligor. Unsecured loans will be subject to certain additional risks to the extent that such loans may not be protected and such loans are not secured by collateral, financial covenants or limitations upon additional indebtedness. Unsecured loans are also expected to be a more illiquid investment than senior loans for this reason.

Other Risks Related to Loans. Under the agreements governing most syndicated loans, should a holder of an interest in a syndicated loan wish to call a default or exercise remedies against a borrower, it could not do so without the agreement of at least a majority of the other lenders. Actions could also be taken by a majority of the other lenders, or in some cases, a single agent bank, without the consent of all lenders. Each lender would nevertheless be liable to indemnify the agent bank for its ratable share of expenses or other liabilities incurred in such connection and, generally, with respect to the administration and any renegotiation or enforcement of the syndicated loans. Moreover, an assignee or participant in a loan may not be entitled to certain gross-up payments in respect of withholding taxes and other indemnities that otherwise might be available to the original holder of the loan.

Furthermore, the Adviser may invest a portion of the Fund’s assets in bank loans and participations. The special risks associated with these obligations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality and (iii) limitations on the ability of the Fund or the Adviser to directly enforce its rights with respect to participations. The Adviser will seek to balance the magnitude of these and other risks identified by it against the potential investment gain prior to entering into each such investment. Successful claims by third parties arising from these and other risks, absent bad faith, may be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority which monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement may be delayed based on the actions of any third party or counterparty, and adverse price movements may occur in the time between trade and settlement, which could result in adverse consequences for the Fund.

In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

The Fund’s investment program may include bank loan assignments and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the participant rather than the actual borrower.

The Fund or an Underlying Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the borrower, and only upon receipt by such institution of such payments from the borrower. In purchasing participations, the Fund typically will not have the right to vote on matters requiring a vote of holders of the underlying debt and may have no right to enforce compliance by the borrower with the terms of the loan agreement, or any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. As a result, if the Fund were to hold a participation, it would assume the credit risk of both the borrower and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities. In certain circumstances, investing in the form of participation may be the most advantageous or only route for the Fund to make or hold any such investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender.

Finally, loans may become non-performing for a variety of reasons. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Additional costs associated with these activities may reduce returns.

Unitranche Loans. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Investments in Middle-Market Companies. Investments in middle-market companies such as those that the Fund may invest in, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, capitalization, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Investments in Less Established Companies. The Fund and its Underlying Funds may invest a portion of their assets in the securities of less established companies. Certain of the investments may be in businesses with little or no operating history. Investments in such early-stage growth companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund or an Underlying Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund or an Underlying Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

The Fund may have exposure to issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.

High Yield Debt. The Fund may have exposure to debt securities that may be classified as “higher-yielding” (and, therefore, higher-risk) debt securities (also known as “junk bonds”). In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer’s assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Distressed Credit Investments. The Fund’s exposure to distressed credit investments (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt and equity securities) are inherently speculative and are subject to a high degree of risk. Companies experiencing financial distress are often those operating at a loss or with substantial variations in operating results from period to period. Companies experiencing financial distress may be involved in insolvency proceedings and have the need for substantial additional capital to support continued operations or to improve their financial condition and may have very high amounts of leverage. Distressed companies typically are in default under, or have a significant risk of an inability to service, their debt obligations, especially during an economic downturn or periods of rising interest rates, may not have access to more traditional methods of financing and may be unable to repay debt by refinancing. Investments in distressed companies may be premised on a turnaround strategy. If turnarounds are not achieved, these companies could experience failures or substantial declines in value, and the Fund may not be able to divest itself of such unprofitable investments in a timely fashion or at all. Additionally, turnarounds may not be achieved within the contemplated investment horizons.

The value of distressed instruments tends to be more volatile and may have an increased price sensitivity to changing interest rates and adverse economic and business developments than other securities or instruments. Distressed credit investments are often more sensitive to company-specific developments and changes in economic conditions than other securities. Furthermore, distressed debt instruments are often unsecured and may be subordinated to senior debt. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Mezzanine Investments. The Fund or an Underlying Fund may make mezzanine investments. Such investments, if made, may be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the Fund’s investments, all or a significant portion of which may be secured. While the Fund’s mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of such investments and may benefit from cross-default provisions and security over the assets of the issuer, some or all of such terms may not be part of particular investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

Collateralized Loan Obligations. The Fund may have exposure to investments in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Dividend-paying equity securities, particularly those whose market price is closely related to their yield, may be more sensitive to changes in interest rates. During periods of rising interest rates, the values of such securities may decline and may result in losses to the Fund.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s Shares.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including, but not limited to, central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of rising interest rates, there ““is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

A rising interest rate environment may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Certain European countries have experienced, and may experience, negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from a fund’s performance to the extent a fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of a fund. This is especially the case if a fund consists of securities with widely varying durations. Therefore, if a fund has an average duration that suggests a certain level of interest rate risk, a fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a fund uses leverage or derivatives.

Inflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Real Assets Investments Risk. The Fund or an Underlying Fund may invest a portion of its assets in credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Infrastructure Risk.

General. Investments in infrastructure assets are subject to the risks of adverse local, national and international economic, regulatory, political, legal, demographic, environmental, and other developments affecting their industry. Infrastructure companies may be adversely affected by, among other things, high interest costs related to capital construction programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; the financial condition of users and suppliers of infrastructure assets; inexperience with and potential losses resulting from the deregulation of a particular industry or sector; costs associated with compliance and changes in environmental and other regulations; regulation or intervention by various government authorities, including government regulation of rates charged to customers; the imposition of special tariffs and changes in tax laws; regulatory policies and accounting standards; technological developments and disruptions; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; disruptive weather and environmental effects; service interruption and/or legal challenges due to environmental, operational or other accidents; force majeure acts, terrorist events, under-insured or uninsurable losses; the effect of economic slowdown; surplus capacity; increased competition; uninsured casualties; insurance costs; uncertainties concerning the availability of fuel at reasonable prices; and the effects of energy conservation policies and general changes in market sentiment towards infrastructure assets, among other factors. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns. Additional risks include, but are not limited to, the following:

Regulatory Risks. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The institution and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value, of the Fund.

Many of the infrastructure investments may be subject to varying degrees of statutory and regulatory requirements, including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for an infrastructure company or loss of such rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments. Where an infrastructure company’s ability to operate a business is subject to a concession or lease from the government, the concession or lease may restrict its ability to operate the business in a way that maximizes cash flows and profitability. The impact of these requirements on an infrastructure company, and therefore on the Fund, may be complicated by the fact that such infrastructure company may operate in multiple jurisdictions.

Adoption of new laws or regulations, or changes in interpretations of existing ones, or any of the other regulatory risks mentioned above could have a material adverse effect on an investment and on the Fund’s ability to meet its investment objectives.

Operating and Technical Risks. Infrastructure investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated. An operating failure may lead to loss of a license, concession or contract on which an investment may depend.

The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in infrastructure assets may adversely affect the financial returns of the Fund.

Government Contract Risk. To the extent that the Fund gains exposure to infrastructure assets that are governed by concession agreements with governmental authorities (i.e., agreements between a government, whether at the national, state, local, district or other level, and a private company in which the company is granted rights to operate, maintain, or develop specific assets for an agreed-upon period in exchange for fees), there is a risk that these authorities may not be able to or may choose not to honor their obligations under such agreement, especially over the long term.

Government leases or concessions may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation. In addition, government counterparties also may have the discretion to change or increase regulation of an issuer’s or an Underlying Fund’s operations, or implement laws or regulations affecting such issuer’s or Underlying Fund’s operations, separate from any contractual rights they may have. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure companies provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the infrastructure investments.

Capital Expenditures. There is a risk that unforeseen factors may require capital expenditures in excess of forecasts and a risk that new or additional regulatory requirements, safety requirements or issues related to asset quality and integrity may result in the need for additional capital expenditure for refurbishment, reinforcement or replacement of infrastructure assets.

Demand and User Risk. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Demand for infrastructure assets may also be subject to seasonal variations. Any reduction in demand and/or the number of users may negatively impact the financial condition of an infrastructure company.

Commodity Price Risk. The operation and cash flows of infrastructure assets may depend, in some cases to a significant extent, upon prevailing market prices for energy commodities. Historically, the markets for oil, gas, coal and power have been volatile. This volatility is likely to continue in the future and be beyond the control of an infrastructure company or the Fund.

Lack of Liquidity of Infrastructure Assets. Although infrastructure assets may generate some current income, they are expected to be generally illiquid. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its infrastructure investments.

Litigation Risk. Infrastructure assets are often governed by a complex series of legal documents and contracts. As a result, the risks of a dispute over interpretation or enforceability of the documentation and consequent costs and delays may be higher for infrastructure companies than for companies in other industries. In addition, an infrastructure company may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third-party losses related to disruption of the provision of infrastructure services. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the infrastructure assets underlying the Fund’s investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the infrastructure company or the infrastructure asset.

Project Finance. Some infrastructure investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors, usually without recourse to a project sponsor. Some investments may relate to projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Follow-On Investments. An infrastructure investor may be called upon to provide additional funding for an infrastructure investment or have the opportunity to increase such an investment. There can be no assurance that an Underlying Fund in which the Fund invests will wish to make follow-on investments or that it will have sufficient funds to do so. Other investors in infrastructure investments in which the Fund has a direct or indirect interest may decline to fund their pro rata share of any such follow-on investments. Any decision by an Underlying Fund not to make a follow-on investment or its inability to make a follow-on investment may have a substantial negative impact on such an infrastructure investment in need of further investment or may diminish the Underlying Fund’s ability to influence the investment’s future development.

Real Estate Investments Risk. The Fund or an Underlying Fund may acquire, directly or indirectly, debt and/or equity interests in real estate. The real estate investments of the Fund will be subject to the risks generally incident to the ownership of real property, including uncertainty of cash flow to meet fixed and other obligations; adverse changes in local market conditions, population trends, neighborhood values, community conditions, general economic conditions, local employment conditions, interest rates, and real estate tax rates; changes in fiscal policies; competition from other properties; and uninsured losses and other risks that are beyond the control of the Fund, such as the threat of terrorism and their consequences. There can be no assurance of profitable operations because the cost of owning the Fund’s real estate investments may exceed the income produced, particularly since certain expenses related to real estate and its development and ownership, such as property taxes, utility costs, maintenance costs and insurance, tend to increase over time and are largely beyond the control of the owner. In addition, the Fund’s ownership of equity interests in real estate may have tax consequences for certain investors that do not apply in the case of the Fund’s ownership of debt interests in real estate. To the extent the Fund makes investments in real estate assets (or a pool of real estate assets) that are geographically dispersed, leased to (or otherwise exposed to the credit risk of) a geographically diverse group of counterparties whose location changes on an ongoing basis and/or that otherwise have a “global” risk profile, the Adviser will, in its discretion, assign a country of risk for purposes of any applicable investment limitations or other purposes, which country of risk may not correspond with the actual geographic risk of some or all of such assets, and/or determine to exclude such assets from any such geographic limitations. Certain real estate investment opportunities may originate from owners who are insolvent or in serious financial difficulty. As a result, the recourse to the sellers and/or the standards by which such properties are being serviced or operated may be adversely affected.

With respect to particular real estate credit investments, real estate debt instruments that are in default may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and/or a substantial write-down of the principal of such debt instruments. Even if a restructuring were successful, a risk exists that upon maturity of such real estate debt instrument, replacement “takeout” financing will not be available. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate debt instruments purchased by the Fund. The foreclosure process can be lengthy, uncertain and expensive. Real estate risks typically include fluctuations in the real estate markets, slowdown in demand for the purchase or rental of properties, changes in the relative popularity of property types and locations, the oversupply of a certain type of property, changes in regional, national and international economic conditions, adverse local market conditions, the financial conditions of tenants, buyers and sellers of properties, changes in building, environmental, zoning and other laws and other governmental rules and fiscal policies, changes in real property tax rates or the assessed values of the investments, changes in interest rates and the availability or terms of debt financing, changes in operating costs, risks due to dependence on cash flow, environmental claims arising in respect of real estate acquired with undisclosed or unknown environmental problems or as to which inadequate reserves had been established, uninsured casualties, risks due to dependence on cash flow and risks and operating problems arising out of the presence of certain construction materials, unavailability of or increased cost of certain types of insurance coverage, such as terrorism insurance, fluctuations in energy prices, acts of God, natural disasters and uninsurable losses, acts of war (declared and undeclared), terrorist acts, strikes and other factors which are not within the control of the Adviser.

REITs Risk. The Fund will invest in Underlying Funds that are intended to qualify as REITs. The risks of investing in REITs include certain risks associated with the real estate industry in general. Investments in REITs also involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). In addition, REITs may fail to qualify for the favorable tax treatment available to REITs or may fail to maintain their exemptions from investment company registration. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no guarantee that any entity in or through which the Fund invests will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment and could adversely affect the Fund’s NAV.

Preferred Stock. Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles its holder to receive interest or a dividend until the convertible security matures or is redeemed or converted. Convertible securities generally:

(i) have higher yields than the dividends on the underlying common stocks, but lower yields than non-convertible securities of a comparable duration; (ii) are less volatile in price than the underlying common stock due to their fixed-income characteristics; (iii) have a significant option component to their value which is directly impacted by the prevailing market volatility and interest rates; and (iv) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion feature) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase) as well as market volatility (with the conversion value increasing as market volatility increases). The credit standing of the issuer and other factors may also have an effect on investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases (as with an option) as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer. If a convertible security held by the Fund is called for redemption, the Fund will be required either to permit the issuer to redeem the security or convert it into the underlying common stock. Either of these actions could have an adverse effect on the value of the position.

Limited Amortization Requirements. The Fund or an Underlying Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate an issuer to repay the loan out of asset sale proceeds, with annual excess cash flow or by refinancing upon maturity, repayment requirements may be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that an issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Securities on a When-Issued or Forward Commitment Basis. The Fund or an Underlying Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Prepayment Risk. Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. The Adviser is generally unable to predict the rate and frequency of such repayments. Whether a loan is called will depend both on the continued positive performance of the issuer and the existence of favorable financing market conditions that allow such issuer the ability to replace existing financing with less expensive capital. As market conditions change frequently, the Adviser will often be unable to predict when, and if, this may be possible for each of the Fund’s issuers. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Investments in Highly Leveraged Issuers. The Fund is expected to have exposure to investments in issuers whose capital structures have significant leverage (including substantial leverage senior to the Fund’s or an Underlying Fund’s investments), a considerable portion of which may be at floating interest rates. The leveraged capital structure of such issuers will increase their exposure to adverse economic factors such as rising interest rates, downturns in the economy or further deteriorations in the financial condition of the issuer or its industry. This leverage may result in more serious adverse consequences to such companies (including their overall profitability or solvency) in the event these factors or events occur than would be the case for less leveraged issuers. In using leverage, these issuers may be subject to terms and conditions that include restrictive financial and operating covenants, which may impair their ability to finance or otherwise pursue their future operations or otherwise satisfy additional capital needs. Moreover, rising interest rates may significantly increase the issuers or project’s interest expense, or a significant industry downturn may affect a company’s ability to generate positive cash flow, in either case causing an inability to service outstanding debt. The Fund’s investments may be among the most junior financing in an issuer’s capital structure. In the event such issuer cannot generate adequate cash flow to meet debt obligations, the company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring or liquidation of the company, and the Fund, particularly in light of the subordinated and/or unsecured position of the Fund’s investments, may suffer a partial or total loss of capital invested in the company, which could adversely affect the return of the Fund.

Investments in Restructurings. The Fund may have exposure to restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. The return on investment sought or targeted by the Fund in any investment in a restructuring may depend upon the restructuring progressing in a particular manner or resulting in a particular outcome (including regarding the conversion or repayment of the Fund’s investments). There can be no assurance that any such outcome, development or result will occur or be successful and, as a result, the premise underlying the Fund’s investment may never come to fruition and the Fund’s returns may be adversely affected. Investments in restructurings could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For instance, under certain circumstances, payments to the Fund and distributions to Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or characterize investments made in the form of debt as equity contributions. For certain restructurings, the Fund may utilize blocker corporations, which may incur federal and state income taxes. In restructurings, whether constituting liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the restructuring either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security or instrument the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. The Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed restructuring is consummated. Under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions.

When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the Bankruptcy Court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. Creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the U.S. Bankruptcy Code. Serving on an official or unofficial creditors’ committee, for example, increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of an issuer it has so assisted and may increase the possibility that the Bankruptcy Court would invoke the doctrine of “equitable subordination” with respect to any claim or equity interest held by the Fund in such issuer and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such issuer. Claims of equitable subordination may also arise outside of the context of the Fund’s committee activities. If a creditor is found to have interfered with a company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. In addition, if representation of a creditors’ committee of an issuer causes the Fund or the Adviser to be deemed an affiliate of such issuer, the securities of such issuer held by the Fund may become restricted securities, which are not freely tradable.

While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able to defend against them successfully. To the extent the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities or instruments issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

From time to time, the Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

In addition, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such issuer may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Non-Performing Investments. The Fund’s Underlying Funds may include investments whose underlying collateral are “non-performing” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk. These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Risks of Certain Non-U.S. Investments. Certain of the Underlying Funds expect to invest a portion of their aggregate commitments outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflations, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.

In addition, the Fund’s exposure to debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Adviser and/or its affiliates. For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Adviser and/or its affiliates holds an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany’s “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund or an Underlying Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.

Foreign Currency Risks. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

Use of Leverage: Risk of Borrowing by the Fund. The Fund may utilize leverage in pursuit of its investment objective. This results in the Fund controlling more assets than it has equity. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Leverage can increase returns to investors if the Fund earns a greater return on leveraged investments than the Fund’s cost of such leverage. On the other hand, leverage will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. As a general matter, the presence of leverage can accelerate losses.

The use of leverage exposes the Fund and shareholders to a high degree of additional risk, including, but not limited to: (i) greater losses from investments than would otherwise have been the case had the Fund not used leverage to make the investments; (ii) margin calls, interim margin requirements, interest payments or other loan costs may force premature liquidations of investment positions at a loss or otherwise on unattractive terms; (iii) to the extent that Fund revenues are required to meet principal payments, shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) losses on investments where the investment fails to earn a return that equals or exceeds the Fund’s cost of leverage related to such investment. In addition, the Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Fund.

To the extent that options, futures, options on futures, swaps, swaptions and other “synthetic” or derivative financial instruments are used, it should be noted that they inherently contain much greater leverage than a non-margined purchase of the underlying security, commodity or instrument. This is due to the fact that generally only a very small portion (and in some cases none) of the value of the underlying security, commodity or instrument is required to be paid in order to make such investments. In addition, many of these products are subject to variation or other interim margin requirements, which may force premature liquidation of investment positions at an inopportune time and adversely impact the performance of the Fund.

With respect to any asset-backed facility, a decrease in the market value would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the borrowed funds must be repaid to the lender. Liquidation of such investments at an inopportune time in order to satisfy such financial covenants could adversely impact performance and could, if the value of its investments had declined significantly, cause the Fund or an Underlying Fund to lose capital. Fund or Underlying Fund-level debt facilities typically include other covenants such as, but not limited to, covenants against the Fund incurring or being in default under other recourse debt, including certain guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund or Underlying Fund if it is unable to cure or otherwise mitigate such breach.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock.

There can be no assurance that the cost of borrowing will remain competitive. Further, there can be no assurance that the Fund will have access to leverage. Significant price increases or limited access to borrowing as a result of, among other things, fewer lenders willing to provide margin capacity to counterparties, could negatively impact the Fund.

Change of Law Risk. Government counterparties or agencies may have the discretion to change or increase regulation of a portfolio investment’s operations or implement laws or regulations affecting the portfolio investment’s operations, separate from any contractual rights it may have. A portfolio investment also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and tax reform, including, for example, the possible imposition or increase of taxes on income earned by a portfolio company or gains recognized by the Fund on its investment in such portfolio company, that could impact a portfolio company’s business as well as the Fund’s return on investment with respect to such portfolio company.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund, including if its investment in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

Terrorist Activities. Terrorist attacks have caused instability in the world financial markets and may generate global economic instability. The continued threat of terrorism and the impact of military or other action could affect the Fund’s financial results.

Volatility of Commodity Prices. The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the United States and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of United States and non-U.S. federal, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

Regulatory Approvals. The Fund may have exposure to portfolio companies believed to have obtained all material United States federal, state, local or non-U.S. approvals, if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.

Tax risks. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year.

The ‘Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the ‘Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the ‘Fund’s ability to qualify for such treatment.

Certain of the Goldman Sachs Underlying Funds intend to be treated as a partnership for U.S. federal income tax purposes. If any of these funds were to fail to qualify to be treated as a partnership, the Fund may not meet the asset diversification tests necessary to qualify as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Shareholders as dividends.

Sustainability Risks. A sustainability risk is an environmental, social or governance (“ESG”) event or condition that, if it occurs, could cause an actual or potential material negative impact on the value of an investment (“Sustainability Risk”). Sustainability Risks may arise in respect of a company or sovereign issuer itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region. Environmental Sustainability Risks, including risks arising from climate change, are associated with events or conditions affecting the natural environment. Social risks may be internal or external to a business or sovereign issuer and are associated with employees, local communities, customers or populations of companies or countries and regions. Governance risks are associated with the quality, effectiveness and process for the oversight of day-to-day management of companies. Assessment of Sustainability Risks is complex and requires subjective judgements, which may be based on data which is difficult to obtain and incomplete, estimated, out of date or otherwise materially inaccurate. Even when identified, there can be no guarantee that the Adviser will correctly assess the impact of Sustainability Risks on the Fund’s investments.

Sustainability Risk could be connected with the loss of investment value in numerous ways. For investments in a corporate issuer, losses may result from, for example and without limitation, damage to its reputation with a consequential fall in demand for its products or services, loss of key personnel, exclusion from potential business opportunities, increased costs of doing business and/or increased cost of capital. Laws, regulations and industry norms play a significant role in controlling the impact on ESG factors of many industries, particularly in respect of environmental and social factors. Any changes in such measures, such as increasingly stringent environmental or health and safety laws, can have a material impact on the operations, costs and profitability of businesses. A corporate issuer may also suffer the impact of fines and other regulatory sanctions. The time and resources of the corporate issuer’s management team may be diverted from furthering its business and be absorbed seeking to deal with the Sustainability Risk, including changes to business practices and dealing with investigations and litigation. Sustainability Risks may also give rise to loss of assets and/or physical loss including damage to real estate and infrastructure. The utility and value of assets held by businesses to which the Fund is exposed may also be adversely impacted by a Sustainability Risk. Further, certain industries face considerable scrutiny from regulatory authorities, non-governmental organizations and special interest groups in respect of their impact on ESG factors. This may cause affected industries to make material changes to their business practices, which can increase costs and result in a material negative impact on the profitability of businesses. Such scrutiny also may materially impact the consumer demand for a business’s products and services, which may result in a material loss in value of an investment linked to such businesses.

Sustainability Risks are relevant as both standalone risks, and also as cross-cutting risks that manifest through many other risk types that are relevant to the assets of the Fund. For example, the occurrence of a Sustainability Risk can give rise to financial and business risk, including though a negative impact on the creditworthiness of other businesses.

Political and Societal Challenges. Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Concerns regarding some of the techniques used in the extraction of shale gas in order to enhance recovery, such as the use of natural gas hydraulic fracturing (also known as “fracking”) may also arise, which may require governmental permits or approvals and which have recently been the subject of heightened environmental concerns and public opposition in some jurisdictions (as more fully described below). The failure of any portfolio investment to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.

Derivatives Instruments. The Fund (or an Underlying Fund) may invest in derivative instruments or “derivatives” that include total return swaps (“TRS”) and other swaps, futures, options, structured securities and other instruments and contracts that are derived from, or the value of which is related to, one or more underlying securities, financial benchmarks, currencies, indices, or other assets. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency, index or other asset at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are leveraged, and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement may expose the Fund to the possibility of a loss exceeding the original amount invested. Derivatives may also expose investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts.

All derivative instruments involve risks that are in addition to, and potentially greater than the risks of investing directly in securities and other more traditional assets, including:

●	Management Risks. Derivative products are specialized instruments that require investment techniques and risk analyses different from those associated with equities and fixed income securities. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Fund’s portfolio.

●	Counterparty Risks. This is the risk that a loss may be sustained by the Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter (“OTC”) derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded or cleared derivative transaction is the counterparty to the derivative transaction. The Fund may post or receive collateral related to changes in the market value of a derivative. The Fund also may invest in derivatives that (i) do not require the counterparty to post collateral, (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require significant upfront deposits unrelated to the derivatives’ intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults.

●	Documentation Risks. Many derivative instruments also have documentation risk. Because the contract for each OTC derivative transaction is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to the Fund under derivative instruments or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

●	Liquidity Risks. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Less liquid derivative instruments also may fall more in price than other investments during market falls. During periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in the mark-to-market obligations arising under the derivative instruments used by the Fund. These risks may be further exacerbated by requirements under rules issued pursuant to financial reform legislation.

●	Leverage Risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

●	Tax Uncertainties. The taxation of derivatives, including credit default swaps, TRS and other transactions in which the Fund may participate, is subject to uncertainties. Such transactions may become subject to new laws and regulations, possibly with retroactive effect, as well as differing interpretations of existing law and regulations by the relevant taxing authorities. There can be no assurance that such changes in law or interpretation will not have a material adverse effect on the Fund.

●	Other Risks. Other risks in using derivatives include the risk of mispricing or incorrect valuation of derivatives. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, over-and/or under-collateralization, and/or errors in calculation of the Fund’s net asset value.

The use of derivatives may not be effective or have the desired result. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The risk may be more pronounced when outstanding notional amounts in the market exceed the amounts of the referenced assets. For example, the Fund’s use of reverse repurchase agreements subjects it to interest costs based on the difference between the sale and repurchase price of the securities involved. Derivatives are also subject to currency and other risks. Moreover, suitable derivatives may not be available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Counterparties to derivatives contracts may have the right to terminate such contracts if the Fund’s net asset value declines below a certain level over a specified period of time. The exercise of such a right by the counterparty could have a material adverse effect on the Fund’s operations.

The United States government has enacted and is continuing to implement legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”), the United Kingdom (the “UK”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Such rules and other rules and regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and other regulatory requirements expose the Fund to other kinds of costs and risks.

For example, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The regulation of derivatives in the United States and other countries is an evolving area of law and is subject to ongoing modification by governmental and judicial action. Accordingly, the impact of this evolving regulatory regime on the Fund is difficult to predict, but it could be substantial and adverse.

Options and Futures Risk. The Fund (or an Underlying Fund) may utilize options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Fund (or an Underlying Fund) may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of a call option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. In the sale of a put, losses may be significant and, in the sale of a call, losses can be unlimited.

The Fund (or an Underlying Fund) may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Purchasing a futures contract creates an obligation to take delivery of a specific type of financial instrument at a specific future time at a specific price for contracts that require physical delivery, or net payment for cash-settled contracts. Engaging in transactions in futures contracts involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. All terms of futures contracts are set forth in the rules of the exchange on which the futures contracts are traded. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly the direction of movements in the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Futures contracts may be subject to price swings in daily settlements with exchanges and clearing houses.

Credit Derivatives. The Fund (or an Underlying Fund) may engage in trading or investing in credit derivative contracts, which are contracts that transfer price, spread and/or default risks of debt and other instruments from one party to another, both for bona fide hedging of existing long and short positions, but also for independent profit opportunities. Such instruments may include one or more credits. The market for credit derivatives may be relatively illiquid, and there are considerable risks that may make it difficult either to buy or sell the contracts as needed or at reasonable prices. There are also risks with respect to credit derivatives in determining whether an event will trigger payment under the contract and whether such payment will offset the loss or payment due under another instrument. Generally, a credit event means bankruptcy, a failure to pay, the acceleration of an obligation or modified restructuring of a credit obligation or instrument.

The Fund (or an Underlying Fund) may be either the buyer or seller in these transactions. If the Fund is a buyer of credit protection and no credit event occurs, the Fund may recover nothing. Worse still, if a credit event occurs, the Fund, as a buyer, typically will receive full notional value for a reference obligation that may have little or no value. Buyers of credit derivatives carry the risk of non-performance by the seller due to an inability to pay.

As a seller of credit protection, the Fund (or an Underlying Fund) would typically receive a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller may pay the buyer the full notional value of the reference obligations. Sellers of credit derivatives carry the inherent price, spread and default risks of the underlying instruments.

Credit default swaps involve greater risks than if the Fund (or an Underlying Fund) had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

The credit derivatives market is a rapidly evolving market. As a result, different participants in the credit derivatives markets may have different practices or interpretations with respect to applicable terms and definitions, and ambiguities concerning such terms or definitions, may be interpreted or resolved in ways that are adverse to the Fund. Additionally, there may be circumstances and market conditions (including the possibility of a large number of buyers of credit default swaps being required to deliver the same physical security in the same time frame) that have not yet been experienced that could have adverse effects on the Fund’s investments.

The regulation of derivatives in the United States and other countries is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Accordingly, the impact of this evolving regulatory regime on the Fund is difficult to predict, but it could be substantial and adverse.

Interest Rate Swaps Risk. The Fund (or an Underlying Fund) may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Counterparty Risk. The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. These parties include trading counterparties, clearing agents/clearing members, exchanges, clearing houses, custodians, prime brokers, administrators and other intermediaries. These parties may default on their obligations to the Fund or its issuers, due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund or its issuers, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other intermediaries. Also, any practice of rehypothecation of securities of the Fund or its issuers held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties. In addition, any of the Fund’s cash held with a prime broker, custodian or counterparty may not be segregated from the prime broker’s, custodian’s or counterparty’s own cash, and the Fund therefore may rank as an unsecured creditor in relation thereto. Even when the Fund’s assets are segregated from the Fund’s prime broker’s, custodian’s, clearing agent’s/clearing member’s, clearing house’s or other counterparty’s own assets, there is still risk that the Fund will be limited or significantly delayed in its ability to recover assets from such counterparties. For example, under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its futures and cleared swaps customers segregated from the clearing member’s proprietary assets. If, however, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. The Fund also might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers by account class. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by the Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally. The inability to recover the Fund’s assets could have a material impact on the performance of the Fund. The consolidation and elimination of counterparties resulting from the disruption in the financial markets has generally increased the concentration of counterparty risk and has decreased the number of potential counterparties.

Payment-in-Kind (“PIK”) Income Risk. The Fund may hold investments that result in PIK income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. In addition, PIKs may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.

Other Risks Relating to the Fund

Senior Management Personnel of the Adviser. Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for the Fund to replace the Adviser. Furthermore, the termination of the Investment Advisory Agreement may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition.

Key Personnel Risk. The Adviser depends on the diligence, skill and network of business contacts of certain professionals, including professionals associated with the Underlying Funds. The Adviser also depends, to a significant extent, on access to other investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund’s success depends on the continued service of such personnel. The investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser’s affiliates, could have a material adverse effect on the Fund’s ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

The Adviser’s Relationships. The Fund expects that the Adviser (and an Underlying Fund’s investment manager) will depend on its existing relationships with private equity sponsors, investment banks and commercial banks, and the Fund expects to rely to a significant extent upon these relationships for purposes of potential investment opportunities. If the Adviser fails to maintain its existing relationships or develop new relationships with other sources or sponsors of investment opportunities, the Fund may not be able to expand its investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide the Fund with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

“Best-Efforts” Offering Risk. This offering is being made on a best efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Inadequate Return Risk. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.

Inadequate Network of Broker-Dealer Risk. The Fund’s ability to implement its investment objective and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Registration under the U.S. Commodity Exchange Act. Registration with the CFTC as a “commodity pool operator” or any change in the Fund’s operations necessary to maintain the Adviser’s ability to rely upon an exemption or exclusion from registration as such could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objective and subject the Fund to certain additional costs, expenses and administrative burdens.

Repurchase Offers Risks. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities, which may increase the Fund’s portfolio turnover rate. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratios. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Risks Associated with the Fund Distribution Policy. The Fund intends to make annual distributions. The Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to treatment as a “RIC” for U.S. federal income tax purposes under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s then-current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s Preferred Shares, notes or other indebtedness.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s amended and restated declaration of trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Risk. The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Conflicts of Interest Risk. The Adviser is an entity in which the Fund’s Interested Trustees, officers and portfolio manager may have indirect ownership and economic interests. Certain of the Fund’s Trustees and officers and portfolio manager may also serve as officers or principals of other investment managers affiliated with the Adviser that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective. In addition, certain of the Fund’s officers and Trustees and the portfolio manager serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of investment funds managed by the Fund’s affiliates. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Adviser. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the Adviser’s investment allocation policy, consistent with each fund’s or account’s investment objective and strategies and legal and regulatory requirements.

Potential Conflicts of Interest Risk—Allocation of Personnel. The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Additionally, certain personnel of the Adviser and their management may face conflicts in their time management and commitments.

Potential Conflicts of Interest Risk—Lack of Information Barriers. By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Portfolio Fair Value Risk. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded and will not have a readily determinable market price. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC. See “Determination of Net Asset Value.”

A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity Risks. Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. As the use of the internet and other technologies is prevalent in the course of business, the Fund and its service providers are more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Fund, its service providers or the issuers of securities in which the Fund invests, can cause disruptions and impact business operations, potentially resulting in financial losses; the inability of Fund Shareholders to transact; violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, and the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems, particularly since the Fund does not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which it invests or with which it does business.

The Adviser’s and issuers’ information and technology systems may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

In addition, the Fund will heavily rely on the Adviser’s and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in its activities. If any of these systems do not operate properly or are disabled for any reason or if there is any unauthorized disclosure of data, whether as a result of tampering, a breach of its network security systems, a cyber-incident or attack or otherwise, the Fund and/or the Adviser could suffer substantial financial loss, increased costs, a disruption of its businesses, liability to its investors, regulatory intervention or reputational damage. In addition, the Adviser operates in a business that is highly dependent on information systems and technology. The information systems and technology that the Adviser relies on may not continue to be able to accommodate their growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on the Fund and/or the Adviser.

A cybersecurity incident could have numerous material adverse effects, including on the operations, liquidity and financial condition of the Fund. Cyber threats and/or incidents could cause financial costs from the theft of Fund assets (including proprietary information and intellectual property) as well as numerous unforeseen costs including, but not limited to: litigation costs, preventative and protective costs, remediation costs and costs associated with reputational damage, any one of which, could be materially adverse to the Fund. There can be no guarantee that the Fund will be able to prevent or mitigate such incidents. If systems and measures to manage risks relating to these types of events, are compromised, become inoperable for extended periods of time or cease to function properly, the Adviser, the Fund and/or an issuer may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s and/or an issuer’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors).

In addition, the Fund or the Adviser may not be in a position to verify the risks or reliability of third parties with which the Fund’s and the Adviser’s operations interface with and/or depend on third parties, including T. Rowe Price and other service providers. The Fund may suffer adverse consequences from actions, errors or failure to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Risks Relating to Fund’s RIC Status. The Fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. Although the Fund intends to elect to be treated as a RIC under the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s Shareholders, the Fund must, among other things, derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s complex investment strategies may make compliance with such requirements more challenging. For purposes of meeting the source-of-income requirement, the character of the Fund’s income and gain derived through an Underlying Fund treated as a partnership for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund had realized such income and gain directly, in the same manner as realized by the Underlying Fund. The activities of Underlying Funds could therefore affect the Fund’s ability to qualify as a RIC. Additionally, failure to timely obtain sufficient information from the Underlying Funds or their managers, where information is not publicly available, could adversely impact the Fund’s ability to satisfy these requirements and result in the Fund incurring a tax liability, including an excise tax on under-distributed income and, in certain circumstances, U.S. federal income tax at corporate tax rates.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

Certain of the Goldman Sachs Underlying Funds intend to be treated as a partnership for U.S. federal income tax purposes. If any of these funds were to fail to qualify to be treated as a partnership, the Fund may not meet the asset diversification tests necessary to qualify as a RIC.

The Fund’s investment strategy includes the allocation of a portion of its portfolio to other funds that are intended to be treated as RICs. If any of these funds were to fail to qualify to be treated as a RIC, the Fund may not meet the asset diversification tests necessary to qualify as a RIC. A sudden devaluation of any of such funds due to some unexpected events or market conditions could also significantly affect the Fund’s ability to meet the asset diversification tests necessary to qualify as a RIC.

If the Fund were to fail to satisfy the RIC requirements, absent a cure, it would lose its status as a RIC under the Code. A cure may require disposition of certain investments in a short period of time, which could be difficult to execute if such investments are not liquid or otherwise subject to transfer restrictions. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions, and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to investors. In addition, all distributions (including amounts that, if the Fund were a RIC, might be treated as capital gain dividends) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, certain of the Fund’s investments in loans and other debt instruments will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes, which may result in the Fund recognizing income in respect of these investments before, or without receiving, cash representing such income. In addition, the Fund expects to invest in Underlying Funds that are classified as partnerships for U.S. federal income tax purposes, which may result in the Fund recognizing items of taxable income and gain prior to the time that the Fund receives cash distributions from the Underlying Fund. If the Fund receives an in-kind distribution of securities from an underlying investment, such securities may be illiquid or subject to transfer restrictions. Accordingly, the Fund may be required to sell liquid assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, or reduce new investments, to obtain the cash needed to make distributions required in order to maintain its status as a RIC and avoid the imposition of U.S. federal income or excise tax. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of eight members, six of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial organizational Shareholder of the Fund, T. Rowe Price Associates, Inc. The Statement of Additional Information provides additional information about the Trustees.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s management and operations. The Board reviews on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

The Adviser

T. Rowe Price Associates, Inc., serves as the Fund’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement the Adviser is responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets.

Investment Personnel

David DiPietro, Vikram Natu, and Som Priestley serve as the Fund’s co-portfolio managers and are responsible for the Fund’s day-to-day management. Messrs. Natu and Priestley are responsible for setting the overall investment direction of the Fund and have joint discretion over the allocation across the Fund’s underlying investment strategies and Funds. Mr. DiPietro is responsible for the investment decisions related to the Fund’s direct private equity investments.

Below is biographical information for each portfolio manager.

David M. DiPietro

David DiPietro is the head of Private Equity at T. Rowe Price and a vice president of T. Rowe Price Group, Inc.

David’s investment experience began in 1987, and he has been with T. Rowe Price since 2021, beginning in the U.S. Equity Division. Prior to this, David was employed by Greenspring Associates (now Stepstone Group) as a senior member of the investment team for the venture capital platform. David also served on the Board of Directors of JMP Group, Inc. Prior to Greenspring, David spent over 20 years working in investment banking for several firms, including Alex Brown, Bankers Trust, Deutsche Bank, and Signal Hill, in a variety of roles.

David earned an M.B.A. from Dartmouth College, Tuck School of Business, and a B.A. in economics from Haverford College.

Vikram Natu

Vikram is currently a Portfolio Manager, Private Market Solutions in T. Rowe Price’s Multi-Asset Division. Vikram joined T Rowe Price in March of 2026. Vikram began his investment career in 2011 at Morgan Stanley, before moving into investment banking and private equity roles at Oaklins DeSilva+Phillips and GCM Grosvenor. Most recently, he served as an Associate Portfolio Manager at ICONIQ, where he was responsible for deal sourcing and execution, post-investment engagement, and portfolio management.

Vikram holds a Master of Business Administration from The Wharton School and a Bachelor of Arts in Economics from Brown University.

Som Priestley

Som Priestley is head of Global Investment Solutions, America and a portfolio manager in the Multi-Asset Division. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.

Som’s investment experience began in 2006, and he has been with T. Rowe Price since 2012, beginning in the Americas Institutional division and most recently as a multi-asset solutions strategist and portfolio manager in the Multi-Asset Division. Prior to this, Som was employed by Cambridge Associates, LLC, as a senior consulting associate.

Som earned a B.S. in economics from Pennsylvania State University and an M.B.A. from Georgetown University, McDonough School of Business. Som also has earned the Chartered Financial Analyst® designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As the Fund had not commenced operations as of the date of this Prospectus, the only Shares of the Fund were owned by T. Rowe Price Associates, Inc. as the Fund’s initial organizational Shareholder.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company (State Street Bank), which has its principal office at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund.

T. Rowe Price Services, Inc. (Services), a wholly owned subsidiary of T. Rowe Price, acts as the Fund’s transfer and dividend disbursing agent and provides shareholder and administrative services. Pursuant to an agreement between the Fund and Services, the fees paid by the Fund to Services are generally based on the costs to Services of providing these services.

The Fund has entered into arrangements with one or more Financial Intermediaries and other entities to provide sub-transfer agency and administrative and technology-related services associated with Shareholders whose Shares may be held of record in omnibus accounts or registered in street name directly on the books and records of the Fund. In return for these services, the Fund pays sub-transfer agency fees or other fees, which may be material, to such Financial Intermediaries and other entities.

FUND EXPENSES

The Fund bears all expenses incurred in connection with its operations, other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, salaries, bonus and benefits, rent, utilities, insurance, payroll taxes, bonuses, employee benefits, furnishings, telecommunications and certain information services and certain office expenses, including office supplies and equipment and other similar expenses and the other routine overhead expenses, of such personnel allocable to such services (individually and collectively, “Overhead”), will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:

1)	Expenses associated with the Fund’s allocable share of investments in Underlying Funds, including investment advisory fees, performance fees and/or carried interest, and expenses associated the Underlying Funds’ operation and administration, including any fees charged by the Underlying Funds’ service providers;

2)	Investment advisory, administration and services fees, to the Adviser, pursuant to the Investment Advisory Agreement;

Out-of-pocket administration and other expenses paid for and/or advanced by the Adviser on behalf of the Fund in connection with the provision of its administrative obligations under the Investment Advisory Agreement; and

3)	All other expenses of the Fund’s operations, administration and transactions including, without limitation, those relating to:

i.	organization and offering fees, costs and expenses associated with this offering (including legal, accounting (including expenses of in-house legal, accounting, tax and other administrative professionals of the Adviser), printing, mailing, subscription processing and filing fees, costs and expenses (including “blue sky” laws and regulations) and other offering fees, costs and expenses, including fees, costs and expenses associated with technology integration between the Fund’s systems and those of participating intermediaries, diligence expenses of participating intermediaries, fees, costs and expenses in connection with preparing the preparation of the Fund’s governing documents, offering memoranda, sales materials and other marketing expenses, design and website fees, costs and expenses, fees, costs and expenses of the Fund’s escrow agent (if applicable), shareholder servicing and technology to the extent permissible under the Fund’s AFP Program (including but not limited to transfer agent and sub-transfer agent), fees, costs and expenses to attend retail seminars sponsored by participating intermediaries and fees, costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors to the extent permissible under the Distribution and Shareholder Services Plan);

ii.	all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors, investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, operating partners, deal sourcers, and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology, portfolio reconciliation, portfolio compliance and reporting or other services or that are otherwise related to the implementation, maintenance and supervision of the procedures relating to the books and records of the Fund and any personnel related thereto; fees, costs, and expenses herein include (x) fees, costs and expenses for time spent by its in-house attorneys and tax advisors that provide legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) fees, costs and expenses incurred to provide administrative and accounting services to the Fund, and fees, costs, expenses and charges incurred directly by the Fund or affiliates in connection with such services, in each case, (I) that are specifically charged or specifically allocated or attributed by T. Rowe Price, with the oversight of the Board, to the Fund and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services of the same skill and expertise, in accordance with the Adviser’s expense allocation policy);

iii.	all fees, costs, expenses of calculating the Fund’s NAV, including the cost of any third-party valuation services;

iv.	all fees, costs, expenses of effecting any sales and repurchases of the Shares and other securities;

v.	any fees, costs and expenses payable under any distribution and selling agreements, if any, to the extent permissible under the Fund’s Distribution and Shareholder Services Plan;

vi.	all interest and fees, costs and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;

vii.	all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

viii.	all fees, costs and expenses incurred in connection with the formation or maintenance of entities or vehicles, including special purpose vehicles, to hold the Fund’s assets for tax or other purposes;

ix.	all fees, costs and expenses of derivatives and hedging;

x.	all brokerage fees, costs and expenses, hedging fees, costs and expenses, prime brokerage fees, costs and expenses, custodial fees, costs and expenses, agent bank and other bank service fees, costs and expenses; distribution fees, costs and expenses, commissions, appraisal fees, commitment fees and underwriting fees, costs and expenses; fees, costs and expenses of any lenders, investment banks and other financing sources, and other transactional costs, fees and expenses actually incurred in connection with disposing of actual investments (including, without limitation, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

xi.	any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, and/or in connection with the maintenance and operation of such vehicle;

xii.	all transfer agent, sub-transfer agent, dividend agent and custodial fees, costs and expenses to the extent permissible under the Fund’s AFP Program;

xiii.	all federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

xiv.	Independent Trustees’ fees and expenses including travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;

xv.	costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

xvi.	all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);

xvii.	all fees, costs and expenses of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

xviii.	all proxy voting fees, costs and expenses;

xix.	all fees, costs and expenses associated with an exchange listing (to the extent applicable);

xx.	any and all taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all fees, costs and expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

xxi.	all fees, costs and expenses of any litigation, arbitration or audit involving the Fund, any vehicle or its portfolio companies and the amount of any judgments, assessments, fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;

xxii.	all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, including consultant, software licensing, data management and recovery services fees and any tools, programs, subscriptions;

xxiii.	all fees, costs and expenses of specialty and custom software for monitoring risk, compliance and the overall portfolio;

xxiv.	all fees, costs and expenses associated with individual or group shareholders;

xxv.	all insurance fees, costs and expenses (including fidelity bond, Trustees and officers errors and omissions liability insurance);

xxvi.	all fees, costs and expenses of winding up and liquidating the Fund’s assets;

xxvii.	all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities), but excluding, for the avoidance of doubt, any expenses incurred for general administrative, compliance, and regulatory matters of T. Rowe Price and its affiliates that are not related to the Fund and its activities; all fees, costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;

xxviii.	all fees, costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors in connection with the provision of shareholder services or as otherwise permissible under the Distribution and Shareholder Services Plan; and

xxiv.	all other fees, costs and expenses incurred by the T. Rowe Price in connection with administering the Fund’s business.

In addition to the compensation paid to the Adviser pursuant to the Investment Advisory Agreement, the Fund shall reimburse the Adviser for all expenses of the Fund incurred by the Adviser as well as the actual cost of goods and services used for or by the Fund and obtained from entities not affiliated with the Adviser. T. Rowe Price or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the T. Rowe Price. Notwithstanding the foregoing, however, no reimbursement shall be permitted for services for which the Adviser or T. Rowe Price is entitled to compensation by way of a separate fee.

Expense Limitation Agreements

The Adviser has contractually agreed, through at least June 30, 2027, to reduce its Management Fee to 0.00% (“Initial Fee Holiday”), after including the effects of any management fees waived pursuant to any of the Fund’s other expense limitation arrangements, as disclosed in this Prospectus. This Initial Fee Holiday will continue for at least one year from the date of this Prospectus and shall not be subject to reimbursement to the Adviser (the “Investment Management Fee Limitation”).

The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class A Shares, Class D Shares, and Class I Shares, under which the Adviser has agreed contractually until April 30, 2028 to waive its Management Fee and/or reimburse the Fund’s organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses in respect of each class (excluding (i) the Investment Management Fee; (ii) costs incurred pursuant to the Fund’s Distribution and Shareholder Services Plan and/or AFP Program; (iii) costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (iv) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, an underlying fund, including, without limitation, an underlying fund’s operating expenses, management fees, and performance fees and/or incentive allocations (acquired fund fees and expenses or “AFFE”)); (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); (vi) taxes and costs to reclaim foreign taxes; and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), to the extent that such expenses, on an annualized basis, exceed 1.00% of the average daily net assets of each Class (the “Operating Expense Limitation”).

In consideration of the Operating Expense Limitation, the Fund has agreed to repay the Adviser in the amount of any waived Investment Management Fees and Fund expenses reimbursed in respect of each of Class A Shares, Class D Shares, and Class I Shares, subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause such class’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the lower of the Operating Expense Limitation (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund Expenses—Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect until April 30, 2028, unless and until the Board approves its modification or termination.

Organizational and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement.

MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee. As required pursuant to Section 15 of the 1940 Act, the Board, including the Independent Trustees, have requested and evaluated such information it considered reasonably necessary to evaluate the terms of the Investment Advisory Agreement, including the Management Fee.

Management Fee

The Management Fee is payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.50%. The Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, determined in accordance with U.S. GAAP and the valuation and accounting policies and procedures of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Adviser, net assets will be calculated prior to any reduction for any fees and expenses of the Fund, including, without limitation, the Management Fee payable to the Adviser. See “Expense Limitation Agreements.”

The Adviser has contractually agreed, through June 30, 2027, to reduce its Management Fee to 0.00% (“Initial Fee Holiday”), after including the effects of any management fees waived pursuant to any of the Fund’s other expense limitation arrangements, as disclosed in this Prospectus. This Initial Fee Holiday will continue for at least one year from the date of this Prospectus and shall not be subject to reimbursement to the Adviser.

Approval of the Investment Advisory Agreement

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Investment Advisory Agreement. A discussion about the factors considered by the fund’s Board of Trustees and its conclusions in approving the Fund’s Investment Advisory Agreement will be contained in the Fund’s semi-annual shareholder report filed with the SEC for the period ended August 31, and made available on the Fund’s website at https://www.troweprice.com/financial-intermediary/us/en/investments/interval-funds/t-rowe-price-goldman-sachs-private-markets-fund.html.

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Share will be determined daily as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures adopted by the Board, the NAV per share of the Fund’s outstanding Shares of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Fund’s portfolio investments for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments pursuant to the valuation procedures. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources including the Underlying Funds, their affiliates and/or their agents.

The valuation of the Fund’s assets is performed in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the 1940 Act. The fair value of the Fund’s assets is determined in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 — quoted prices available in active markets for identical investments as of the reporting date.

Level 2 — inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets.

Level 3 — inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation.

Securities/instruments traded in active markets on the measurement date are valued by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held.

Level 2 securities (those that are not actively traded but whose fair value can be determined based on other observable market data) are generally valued using a price determined by an approved independent pricing vendor.

The valuation approach for Level 3 investments may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations, among others. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange traded market for these securities existed.

Due to the inherent uncertainty in determining the fair value of investments for which market quotations are not readily available, including certain Goldman Sachs Underlying Funds, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser seeks to evaluate material information about the Fund’s investments, and in some cases, the Adviser utilizes third party sources for such information. For example, the Fund or its pricing services may utilize inputs obtained from Goldman Sachs, their affiliates and/or their agents regarding the Goldman Sachs Underlying Funds. However, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis for certain investments. Goldman Sachs Underlying Funds may be valued on either a monthly or quarterly basis, depending on the investment. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

The Fund calculates the NAV of each class of its Shares on a daily basis. In addition, the Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please call the Fund at 1-800-541-5299. The Board is responsible for overseeing the determination, in good faith, of the fair value of the Fund’s portfolio investments. The Adviser and the Board are responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.

CONFLICTS OF INTEREST

T. Rowe Price and Goldman Sachs have formed a strategic collaboration aimed at delivering a range of diversified public and private market solutions designed for the unique needs of retirement and wealth investors. This collaboration leverages the strengths of both firms, including respective investment expertise, solutions orientations, and a deep understanding of the needs of intermediaries and their clients. A central focus is on providing a range of wealth and retirement offerings (one of which is the Fund) that incorporate access to private markets for individuals, financial advisors, plan sponsors, and plan participants. Pursuant to this strategic collaboration, Goldman Sachs may provide marketing support to the Adviser without additional compensation.

T. Rowe Price and Goldman Sachs have agreed to certain terms that can, in some cases, present actual or potential conflicts of interest with respect to the Fund and its Shareholders. As described above, under normal market conditions, the Fund is expected to invest at least 33% of its net assets in strategies (including Underlying Funds) managed by each of T. Rowe Price and Goldman Sachs.

Price Associates expects to select the various Underlying Funds and strategies without considering the universe of available investment options managed by managers of funds other than T. Rowe Price or Goldman Sachs. Such conflicts could arise for example and without limitation, if one or more Underlying Funds’ performance lags market or competitor returns over extended periods. In addition, as part of the strategic collaboration, Goldman Sachs has agreed to pay collaboration fees to Price Associates. This creates an incentive for Price Associates to consider Underlying Funds and strategies managed by Goldman Sachs. In addition, Goldman Sachs will provide marketing assistance, without additional compensation, to T. Rowe Price in support of the distribution of the Goldman Sachs Underlying Funds.

To the extent T. Rowe Price and Goldman Sachs alter or terminate their strategic collaboration, the Fund may not be able to pursue its investment strategies in whole or in part and/or may be forced to liquidate or sell substantially all of its assets to another vehicle. The Fund and Shareholders could experience investment losses as a result. Other benefits that Price Associates and the Fund recognize as a result of the strategic collaboration could also be altered, reduced or eliminated.

The Fund may seek to invest in an Underlying Fund’s non-voting securities (or waive its ability to vote) and, together with interests held by other T. Rowe Price accounts or funds, may be limited in the amount it can invest. Such limitations are intended to ensure that an Underlying Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the applicable Underlying Fund and its affiliated persons. As a general matter, however, the Underlying Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Underlying Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of an Underlying Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Underlying Fund or certain of its affiliates absent an applicable exemption (whether by rule or otherwise). Moreover, notwithstanding such limitations, the Fund may be considered as holding voting securities of an issuer for purposes of the tax diversification test. See “Taxation of the Fund.”

While the value of the Fund’s securities and other instruments are typically based on pricing information from independent sources such as dealers and pricing services, the Fund may rely, with respect to certain investments, on fair valuations provided by Price Associates. Fair value pricing involves judgments that are inherently subjective and uncertain. Additionally, the Fund or its pricing services may utilize inputs obtained from the Goldman Sachs, their affiliates and/or the Goldman Sachs Underlying Funds. Because the management fee is calculated based on the value of the Fund’s net assets, the role of Price Associates in valuation of the Fund’s securities and other instruments presents a potential conflict of interest (See “Determination of Net Asset Value”).

Portfolio managers at T. Rowe Price may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and the Fund have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard.

Certain accounts managed by one or more of the Fund’s portfolio managers are subject to an incentive fee (“Incentive Fee Accounts”) and the Fund is not. Such portfolio managers, the Adviser, and its affiliates could be incentivized to allocate investment opportunities to Incentive Fee Accounts because a portion of their compensation is based on such Incentive Fee Account’s performance. Similarly, such portfolio managers, the Adviser and its affiliates could be incentivized to dedicate increased resources and/or allocate more profitable investment opportunities to Incentive Fee Accounts that pay higher management fees than the Fund. T. Rowe Price has implemented investment allocation procedures that ensure fair treatment of all clients, oversight and review of investment decisions by senior management and regular monitoring of portfolio management activities.

Notwithstanding the foregoing, the Adviser’s investment allocation process does not take into account management fees and/or performance-based compensation terms when allocating investment opportunities among client accounts.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.

T. Rowe Price furnishes investment management and advisory services to numerous clients in addition to the Fund, and T. Rowe Price may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to the Fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to, or purchase or sell securities not issued by the Fund to, companies controlled by T. Rowe Price or other funds managed by T. Rowe Price.

T. Rowe Price and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the Fund. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price. Different entities within the T. Rowe Price corporate structure may operate autonomously from each other and may take actions that are adverse to other clients managed by a T. Rowe Price affiliate. In some cases, T. Rowe Price will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price clients. Additional potential conflicts may be inherent in our use of multiple strategies.

Regulatory requirements may prohibit T. Rowe Price from investing in certain companies on behalf of some of their clients, including the Fund, while at the same time not prohibiting T. Rowe Price from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s ability to negotiate certain rights, remedies, or take other actions on behalf of the Price Funds with respect to an investment also may be limited in situations in which an affiliate of the Fund (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price, on the one hand, and the Fund (or an underlying fund), on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the Fund (or an underlying fund) with respect to an issuer in which the Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the Fund or an underlying fund) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a Price Fund could sustain losses during periods in which T. Rowe Price and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares.

The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee. If your financial advisor or other intermediary (“authorized intermediary”) will submit your repurchase request, you should submit your request to the authorized intermediary in the form requested by the authorized intermediary sufficiently in advance of the Repurchase Request Deadline to allow the authorized intermediary to submit the request to the Fund. If your authorized intermediary is unable or fails to submit your request to the Fund in a timely manner, or if you fail to timely submit your request to your authorized intermediary, you will be unable to tender your Shares for repurchase to the fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-800-541-5299 or e-mail Alts.US@troweprice.com to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders in the aggregate tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

Suspension or Postponement of Repurchase Offers

The Fund may postpone or suspend repurchase offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board, including a majority of the Independent Trustees. The Fund or your Financial Intermediary will send you a notice if there is a suspension or postponement of a repurchase offer and if a repurchase offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

●	The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

●	During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares;

●	During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its Shareholders; or

●	During any period in which the NYSE or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

DESCsRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of common shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

The following table shows the number of Shares of the Fund that were authorized and outstanding as of the date of this Prospectus:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Held by Fund for its Account
Class A Shares	Unlimited	0	0
Class D Shares	Unlimited	0	0
Class I Shares	Unlimited	0	4,000

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding Preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including Preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of Preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of Preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such Preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of Preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such Preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with Price Associates. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her retirement, resignation, or election of a successor. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Fund has a total of eight members of the Board, six of whom are Independent Trustees. Each Trustee will hold office until his or her successor is duly elected and qualified. While the Fund does not intend to list its Shares on any securities exchange, if any class of the Fund’s Shares is listed on a national securities exchange, the Board will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken only at a meeting of Shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but it does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for

U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult the Shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.”

The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. An Underlying Fund that is a partnership other than a “qualified publicly-traded partnership” may generate income allocable to the Fund that is not Qualifying RIC Income for purposes of the 90% gross income test described above. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities. If necessary, the Fund may structure its investments in a way that can result in higher taxes but Qualifying RIC Income. In some situations, the Fund may not have timely or complete information from an Underlying Fund or an investment to properly determine the amount, sources, and character of income or gain from such Underlying Fund or investment, which could cause the Fund to fail to meet the 90% gross income test described above or the distribution requirements described below.

For purposes of the asset diversification test above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the type of investment and the terms and conditions of that investment. In some cases, we may not have sufficient information to properly identify an issuer or identification of the issuer (or issuers) is uncertain under current law. An adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the asset diversification test.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains annually. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

To satisfy the distribution requirements applicable to RICs and to avoid (or minimize) any Fund-level income tax or excise tax, the Fund will need timely and complete information from the Underlying Funds. If the Fund does not receive this information on a timely basis, it may be required to estimate the amount of income and gains it has earned for the applicable period and the amount of distributions necessary to satisfy these requirements. If the Fund underestimates the amount of such income and gain, it may be subject to income and excise taxes on the undistributed amounts and could be required to make additional distributions. If the Fund overestimates such income and gain, it may make distributions in excess of what is required and may need to recharacterize distributions and/or furnish corrected IRS Forms 1099-DIV, which could require Shareholders to amend their U.S. federal income tax returns.

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Fund Investments

The Fund expects to allocate a portion of its portfolio to certain Underlying Funds that are intended to be treated as partnerships for U.S. federal income tax purposes. As a partner in a partnership, the Fund generally will be required to take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including items allocable to such partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the Fund’s taxable year, regardless of whether the Fund has received (or will receive) corresponding cash distributions from the partnership. As a result, the Fund may be required to recognize taxable income and gains, and to make distributions to Shareholders, before it receives cash distributions from an Underlying Fund.

In addition, an Underlying Fund may make in-kind distributions to the Fund (for example, distributions of securities). Any such securities may be illiquid and/or subject to transfer restrictions. To obtain the cash needed to make distributions required to maintain its status as a RIC and to avoid (or minimize) the imposition of U.S. federal income tax or excise tax, the Fund may be required to sell liquid assets (including at times when it would not otherwise do so and potentially at disadvantageous prices), borrow money, raise additional capital, and/or reduce or delay new investments. Any such sales could cause the Fund to recognize additional gains or losses. If the Fund realizes additional net capital gains as a result, Shareholders may receive larger capital gain distributions than they would have received in the absence of such transactions.

For purposes of meeting the source-of-income test described above, the character of the Fund’s income and gains derived through an Underlying Fund treated as a partnership for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund had earned such income and gains directly, in the same manner as earned by the Underlying Fund. Accordingly, the investments and activities of the Underlying Funds could adversely affect the Fund’s ability to qualify as a RIC. Additionally, failure to timely obtain sufficient information from the Underlying Funds or their managers, where information is not publicly available, could adversely impact the Fund’s ability to meet these requirements and result in the Fund incurring a tax liability, including an excise tax on under-distributed income and, potentially, U.S. federal income tax at corporate tax rates.

Furthermore, it may not always be clear how the asset diversification requirements for RIC qualification apply to the Fund’s investments in Underlying Funds that are treated as partnerships for U.S. federal income tax purposes. In order to meet the asset diversification requirements at the end of any quarter of a taxable year or to minimize the risk of failing to meet such requirements, the Fund may be required to take certain actions, including acquiring additional diversified investments or disposing of assets that contribute to a failure (or potential failure) of those requirements. Although the Code may permit the Fund, in certain circumstances, to cure a failure of the asset diversification requirements (including by disposing of certain assets within a prescribed cure period), the Fund’s ability to dispose of its interests in an Underlying Fund that is a non-publicly traded partnership may be limited, including immediately before quarter-end and during any applicable cure period.

Pursuant to its investment strategy, the Fund may also allocate a portion of its portfolio to other funds that are intended to qualify as RICs. If any such fund were to fail to qualify as a RIC, the Fund’s ability to satisfy the asset diversification requirements necessary to qualify as a RIC could be adversely affected. In addition, a sudden devaluation of any such fund (whether due to market conditions or other events) could significantly affect the Fund’s ability to meet those asset diversification requirements.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with original issue discount (“OID”) for U.S. federal income tax purposes, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its Net Assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass- through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). Unless the Fund is eligible to make and makes a valid election to “pass through” non-U.S. taxes to Shareholders, Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction for any foreign taxes paid (or deemed paid) by the Fund. It is unclear whether the Fund will be eligible to make such an election, and the Fund may choose not to make such election even if it is eligible to do so.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund, or an Underlying Fund, may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds or is treated as holding more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Fund Shares.

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed below.

Special tax rules may apply to the Fund’s investments in entities that invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits and interests in a REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the Fund not to make such investments, there is no guarantee that the Fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the Fund receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and Shareholders receiving such distributions, including Shares held through nominee accounts, will be deemed to have received EII. This can result in the Fund being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives agencies, or instrumentalities of a government or international organization and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non- qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s then-current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the then-current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s then-current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions by the Fund to its Shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a Section 199A dividend is any dividend or portion thereof that is attributable to certain dividends received by the Fund from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible, but is not required to do so.

If a Shareholder buys Shares before or on the record date—the date that establishes such Shareholder as the person to receive the upcoming distribution—the Shareholder may receive a portion of the money such Shareholder invested in the form of a taxable distribution. Therefore, a Shareholder may wish to find out a Fund’s record date before investing. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the Fund has a negative return. The amount of capital gains realized by the Fund is dependent upon the price at which securities are sold compared to the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the Fund’s cash position relative to the cash needed to meet Shareholder redemptions and/or purchase other securities and may identify certain Shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the Fund’s annual and semiannual shareholder reports.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares generally will result in a taxable gain or loss to the tendering Shareholder for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the repurchase should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits. Where a Shareholder whose Shares are repurchased is treated as receiving a dividend, there is a risk that other Shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated has having received a taxable distribution from the Fund.

If the purchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss. Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

At the time of a Shareholder’s purchase of Shares, the Fund’s NAV may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the Fund. A subsequent distribution to a Shareholder of such amounts, although constituting a return of such Shareholder’s investment, would be taxable as either dividend or capital gain distributions. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any. For U.S. federal income tax purposes, the Fund is permitted to carry forward any net realized capital losses indefinitely and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if the Fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the Shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An increase in the amount of taxable gains distributed to ‘the Fund’s Shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of Shareholder purchases and redemptions. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual Shareholder or at least $10 million in any single taxable year or $20 million in any combination of years for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders who invest in the Fund through their Financial Intermediaries should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences, especially if the Fund is a U.S. real property holding corporation (“USRPHC”) and is not domestically controlled. The Fund will be a USRPHC if, in general, 50% or more of the fair market value of the ‘Fund’s assets consists of U.S. real property interests, including stock of certain U.S. REITs and real property holdings that could be attributed to the Fund from the Underlying Funds. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at the then-current rate (or a lower rate provided under an applicable treaty), subject to certain exceptions described below. Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to the applicable U.S. tax rate.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

The Fund may be subject to tax in a state, locality and/or non-U.S. jurisdiction if the Fund has nexus with such jurisdiction as a result of the Fund’s investment in such jurisdiction (for example, an investment in a partnership or similar entity treated as transparent for tax purposes). Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Federal Tax Treatment of Certain Derivatives

The Fund may enter into certain derivative contracts, such as options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the Fund and the timing and character of Fund distributions. Please refer to the Fund’s “Types of Investments and Related Risks” section of this Prospectus for more information on its use of derivatives.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the Fund’s taxable year and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The Fund will be required to distribute net gains on such transactions to Shareholders even though the Fund may not have closed the transaction and received cash to pay such distributions.

Certain derivatives which offset another security in the Fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, the Fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred; rather the basis of the identified position that offsets the loss position is increased. In any event, the application of the straddle rules may require the Fund to increase taxable income and gain distributions, causing the Fund to be less tax efficient. The suspension of the holding period under the straddle rules may also negatively impact the amount of dividends that would qualify for the dividends received deduction and qualified dividend income treatment. Please see more details about the dividends received deduction and qualified dividend income above.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. U.S. Treasury regulations could be issued limiting the extent to which the net gain realized from options, futures, swaps, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement. The Fund may also enter into swaps referencing commodities, commodity indices, or commodity exchange-traded funds. The income or gains from such commodity swaps may not be qualifying income for purposes of the 90% requirement.

Entering into certain derivatives may result in a “constructive sale” of offsetting stocks or debt securities of the Fund. In such a case, the Fund will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date. The Fund may also enter into short sales of securities directly or through the use of options. Any gains or losses from short sales are typically treated as short-term capital gains or losses, as the case may be. As a result, the Fund’s ordinary dividends subject to ordinary income tax rates may be increased or decreased by such gains or losses.

For certain derivatives, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislation and new U.S. Treasury regulations could result in changes to the amounts recorded by the Fund, potentially resulting in tax consequences to the Fund. The tax rules on derivatives are complicated and, in some situations, are unclear due to a lack of clear guidance from the IRS. The Fund may incur additional income and excise tax liabilities due to such complications. Please see more details about the Fund’s potential income and excise tax liabilities above.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

For additional information regarding your retirement plan, please contact your employer or plan administrator.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

T. Rowe Price Investment Services, Inc., 1307 Point Street, Baltimore MD, 21231, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of T. Rowe Price Associates, Inc. In reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Fund intends to offer its Shares, on a continual basis, at NAV plus any applicable sales load, through the Distributor. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. If you purchase Class D Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares. Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the federal securities laws.

The Adviser, the Distributor, or their affiliates, in their discretion and from their own resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund, Adviser, and/or Distributor may receive certain marketing advantages including, but not limited to, access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, participation in and/or the ability to present at conferences or seminars business planning assistance, advertising, educating Financial Intermediary personnel about the Fund and shareholder financial planning needs, inclusion on a no-transaction fee fund list or preferred funds list, periodic sales reporting and data on the Fund, access to sales meetings and management representatives of the Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. In addition to the amounts paid by the Fund to Financial Intermediaries pursuant to the Distribution and Shareholder Services Plan and the Additional Compensation paid by the Fund’s affiliates, the Fund pays a servicing fee under the AFP Program to Financial Intermediaries, or other entities, which provide ongoing administrative, sub-transfer agency, and technology-related services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Transfer Agent may reasonably request. From time to time, the Adviser or its affiliates may pay a portion of the fees for administrative or sub-transfer agency services at its or their own expense and out of its or their own resources. These payments may be material to Financial Intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Adviser and their affiliates.

Other Payments

The Fund’s Adviser currently intends, but is not obligated, to make a one-time capital contribution to the Fund, without receiving Shares in exchange, following the sooner of either Fund’s attainment of approximately $250 million in net assets, or after the Fund’s first complete calendar year of operations. Any such contribution, if made, is expected to be approximately 5% of the Fund’s net assets at the time of contribution. The contribution is intended to support the Fund during its early stages by increasing the assets available for investment. Any decision to make such a contribution, including its timing and amount, will be made in the Adviser’s discretion.

Purchasing Shares

Investors may purchase Class I Shares directly from the Fund in accordance with the instructions below. Investors may be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. Class A, Class D and Class I Shares of the Fund may be purchased through Financial Intermediaries offering such Shares. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund accepts initial and additional purchases of Shares on each day that the NYSE is open for business. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business) after it is received by the Transfer Agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such brokers are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Please consult your financial firm for additional information. Investors may also be subject to purchase deadlines set by their Financial Intermediary. Please consult your financial firm for additional information. Financial Intermediaries who miss Fund deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

By Mail — Initial Investment

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to T. Rowe Price Goldman Sachs Private Markets Fund to:

Overnight: T. Rowe Price Services, Inc. 4515 Painters Mill Rd Owings Mills, MD 21117	Regular Mail: T. Rowe Price Services, Inc. P.O. Box 17302 Owings Mills, MD 21117

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application, to the extent applicable for account setup, from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the Transfer Agent if the account is not established through the National Securities Clearing Corporation (“NSCC”). Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-541-5299 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds.

In certain circumstances, the Fund’s Transfer Agent may establish accounts for investors directly on its books and records without the involvement of a Financial Intermediary. Generally, these accounts will be established for large institutional investors, however, the Transfer Agent reserves the right to establish any direct account if it deems the establishment of the account to be in the best interest of the Fund. In such cases the investor will be required to fill out and provide all information necessary for the establishment of such account prior to accepting any wiring of funds for investment.

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisers may call the Fund at 1-800-541-5299 for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

Generally, Class A Shares and Class D Shares are offered through Financial Intermediaries on brokerage or transactional platforms. The Fund has authorized one or more brokers to receive on its behalf purchase and repurchase orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business) after it is received in good order by an authorized broker or the broker’s authorized designee. Class I Shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Share instructions must be submitted by a duly authorized party in respect of the applicable client. The Fund and Distributor reserve the right to permit the offering of any Class of Shares on any platform or through any Financial Intermediary.

With respect to Class A Shares and Class D Shares, the minimum initial investment is $2,500 for regular and retirement accounts; subsequent investments may be made with at least $100. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments with respect to Class I Share may be made with any amount. Financial Intermediaries may aggregate orders of Class I Shares to meet the $1,000,000 minimum initial investment so long as individual investors each invest at least $2,500. Class I Shares are available for purchase by current and former Trustees, by employees and registered representatives (including the employee’s or registered representative’s spouse or minor children) of a broker-dealer authorized to sell Shares of the Fund and by employees (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Fund’s Adviser or its affiliates (a trust, pension, profit sharing or other benefit plan which beneficially owns Shares for an associated individual or eligible family member also qualifies), or another individual approved by the Adviser or Distributor (collectively, the “Eligible Participants”). The minimum initial investment for such Eligible Participants purchasing Class I Shares is $2,500; subsequent investments may be made with at least $100. The minimum balance for all accounts is $500. The Fund and Distributor reserve the right to waive any and all investment minimums. Subsequent investments may be processed by contacting your financial intermediary. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

The Fund’s Shares are offered for sale through its Distributor at NAV plus any applicable sales load. Please consult your financial firm for additional information. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Investors purchasing Class A Shares or Class D Shares will pay a sales load based on the amount of their gross investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.0% to 3.50%. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor.

You may be able to buy Class A Shares or Class D Shares without a sales charge (i.e., “load-waived”) when you are:

●	reinvesting dividends or distributions;

●	an Eligible Participant (as defined above);

●	purchasing Shares through a financial services firm that has a special arrangement with the Fund; or

●	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services.

The following sales loads apply to your purchases of Class A Shares of the Fund:

Amount Purchased	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $250,000	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	1.50%	1.52%
$1,000,000 and Above	1.00%	1.01%

The following sales loads apply to your purchases of Class D Shares of the Fund:

Amount Purchased	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $250,000	1.50%	1.52%
$250,000-$499,999	1.00%	1.01%
$500,000-$999,999	0.75%	0.76%
$1,000,000 and Above	0.50%	0.50%

Right of Accumulation

To qualify for the reduced Class A or Class D sales charge that would apply to a larger purchase than you are currently making, you can add the value of Class A Shares or Class D Shares, as applicable, that you and your spouse currently own, and other Class A Share or Class D Share purchases, as applicable, that you are currently making, to the value of your Class A Share or Class D Share purchase of the Fund. The value of the Shares you currently own is based on the greater of their current offering price or the amount you paid for the Shares, including reinvestment of dividends and capital gain distributions.

In totaling your holdings, you may count Class A Share or Class D Share held in:

●	your individual accounts (including IRAs);

●	your joint accounts with your spouse; and

●	accounts you or your spouse hold as trustees or custodians on behalf of children who are minors.

A fiduciary can apply a Right of Accumulation to all Shares purchased for a trust, estate or other fiduciary account that has multiple accounts. You must provide information about your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. You must notify your Financial Intermediary of your eligibility for the Right of Accumulation at the time of your purchase. The Fund reserves the right to modify or to cease offering this program at any time.

Converting Shares

Investors may convert the shares they own in any Class of the Fund for shares of any other Class of the Fund that they are eligible to purchase. A conversion of shares of one Class directly for shares of another Class of the Fund normally should not be taxable for federal income tax purposes. You should consult your tax advisor before making a conversion.

Share Class Considerations

When selecting a Share class, you should consider the following:

●	which Share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the Shares; and

●	total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares and Class D Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing certain ongoing shareholder servicing and liaison services in respect of clients with whom they have distributed Shares of the Fund.

Such services may also include various administrative and sub-transfer agency services provided by the financial industry professional or its firm. Under the Distribution and Shareholder Services Plan, each of the Fund’s Class A Shares and Class D Shares may incur expenses on an annual basis of up to 0.75% and 0.25%, respectively, of its average monthly Net Assets. With respect to Class A Shares, the entire fee is characterized as a “distribution fee.” With respect to Class D Shares, the entire fee is characterized as a “shareholder service fee.”

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

Administrative and Technology Fee Payments

In addition to payments made under the Distribution and Shareholder Services Plan, the Fund makes payments to financial intermediaries or other entities for transfer agency, recordkeeping, technology, and other administrative services to the extent permissible pursuant to the Fund’s AFP Program. These services may include but are not limited to: transmitting purchase and repurchase orders; maintaining separate records for shareholders reflecting purchases, repurchases, and share balances; delivering shareholder confirmations, statements, and tax forms; processing dividend payments; and providing support to respond to customers’ questions regarding their accounts.

DISTRIBUTIONS

The Fund intends to make a distribution annually to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares, if applicable.

To the extent that any portion of the Fund’s distributions are considered a return of capital to Shareholders, such portion would not be considered a dividend for

U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s annual distribution for each tax year is expected to include the Fund’s investment company taxable income, net tax-exempt income, and any net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s then-current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratios. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Dividend Reinvestment Plan

The Fund will operate under the DRP administered by the Transfer Agent. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent by the Repurchase Request Deadline or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the DRP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to T. Rowe Price Services, Inc. at T. Rowe Price Services, Inc. 4515 Painters Mill Rd Owings Mills, MD 21117. Certain transactions can be performed by calling the toll free number 1-844-700-1478.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year will be the twelve-month period ending on February 28. The Fund’s tax year will be the twelve-month period ending on October 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. For Shareholders who invest in other T. Rowe Price funds, the consolidated tax reporting package (which includes several tax forms, such as Forms 1099-B, 1099-DIV, 1099-INT, and 1099-R, if applicable, in one package) which is typically received no later than mid-February of each year, may not include the tax forms for this Fund. The tax forms of the Fund may be mailed separately later in February or March, subject to approval by the IRS for an extension of the mailing deadline. The separate mailing of the tax forms for the Fund may be necessary because the Fund has significant investments in REITs and private partnerships, and those investments may require additional time to provide the Fund with information necessary to complete its tax reporting. Private partnerships often are unable to provide final tax information to investors by the standard deadline applicable to consolidated tax reporting packages. As a result, in preparing the Fund’s tax reporting, the Fund may need to rely on estimates (whether provided by Underlying Funds or prepared by the Fund) and may require additional time to receive, evaluate, and incorporate the relevant information. The accuracy of the Fund’s tax reporting will depend on the accuracy of the information received from Underlying Funds and any estimates used by the Fund. If Underlying Funds later revise their information or if any estimates prove inaccurate, the Fund may be required to issue corrected tax forms, and Shareholders may be required to amend their tax returns. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to the Fund at Alts.US@troweprice.com or by calling 1-800-541-5299.

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

T. Rowe Price Goldman Sachs Private Markets Fund

COMMON SHARES OF BENEFICIAL INTEREST

PROSPECTUS

July 1, 2026

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

COMMON SHARES OF BENEFICIAL INTEREST

Class	A	D	I
	TGPAX	TGPDX	TGPIX

Statement of Additional Information

July 1, 2026

T. Rowe Price Goldman Sachs Private Markets Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund.

The Fund’s investment objective is to achieve long-term capital appreciation.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Fund’s prospectus (“Prospectus”) dated July 1, 2026. A copy of the Prospectus may be obtained by e-mailing the Fund at Alts.US@troweprice.com, by writing the Fund at T. Rowe Price Goldman Sachs Private Markets Fund, 1307 Point Street, Baltimore MD, 21231, or by calling toll-free 1-800-541-5299 or by accessing the Fund’s website at https://www.troweprice.com/financial-intermediary/us/en/investments/interval-funds/t-rowe-price-goldman-sachs-private-markets-fund.html.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Risk Factors of Investing in Foreign Securities

●	General Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (OTC) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any fund investing in foreign securities, while others relate more to the countries and regions in which the funds may invest. Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets. However, the funds rely on the classification made for a particular country by an unaffiliated, third-party data provider.

●	Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

●	Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

●	Investment and Repatriation Restrictions Investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many emerging market countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

●	Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their NAV. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

●	Depositary Receipts It is expected that most foreign securities will be purchased in OTC markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs, GDRs, and EDRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. ADRs, GDRs, and EDRs are subject to many of the same risks associated with investing directly in foreign securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

●	Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes (P-notes). For instance, a fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the funds, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

●	Investment Funds The funds may invest in investment funds, including ETFs and government money market funds, that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over (or discount below) their NAV.

●	Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

●	Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

●	Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

●	U.S. Economic Trading Partners Risk The United States is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain countries in which a fund may invest. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate, or an economic slowdown in the United States may have a material adverse effect on a country’s economic conditions and, as a result, securities to which a fund has exposure. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such nonpayment would result in substantial negative consequences for the U.S. economy and the global financial system. There are strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China, and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which a fund may invest.

●	Other Risks With respect to certain foreign countries, especially emerging markets, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.

Bank Loan Assignments and Participations

The Fund’s investment program may include bank loan assignments and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the participant rather than the actual borrower.

The Fund may acquire interests in loans either directly or indirectly (by way of assignment or participation). The Fund typically acquires loans directly, but may in some instances purchase loans by assignment or participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no direct right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the warrant holders to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security. In addition, the shares purchased upon exercise of the warrants may not be immediately liquid and the value of such shares may fluctuate.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, such as depositary receipts.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Cash Equivalents and Short-Term Debt Securities

The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including shares of other funds advised by T. Rowe Price Associates, Inc. (the “Adviser”) or its affiliates. Generally, these securities offer less potential for gains than other types of securities.

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. Securities purchased on a when-issued or forward-settling basis will be deemed not to involve a senior security, provided that: (i) the Fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s net asset value (“NAV”).

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Mortgage-Related Securities

●	Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

●	U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal Agricultural Mortgage Corporation (FAMC). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality’s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, FHLMC, and FAMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS), which also guarantee timely payment of monthly principal reductions.

●	GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (Housing Act), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the American Housing Act of 1949, or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

●	FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

●	FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

●	FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended. FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single-family-dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA certificates as 30-year securities that prepay in full in the 12th year. FNMA and FHLMC certificates may have differing prepayment characteristics.

Fixed rate mortgage-backed securities bear a stated “coupon rate” that represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium to or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions that are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages that back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

●	Commercial Mortgage-Backed Securities (CMBS) These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents or due to deterioration in the general state of commercial real estate or overall economic conditions.

●	Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole-loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

New types of CMO tranches continue to evolve, such as floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Some newer structures could affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

●	U.S. Government Agency Multi-class Pass-Through Securities Unlike CMOs, U.S. government agency multi-class pass-through securities, which include FNMA guaranteed real estate mortgage investment conduit pass-through certificates and FHLMC multi-class mortgage participation certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

●	Multi-class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential homebuyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on multi-class residential mortgage securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on multi-class residential mortgage securities historically have been higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

●	Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds’ quality standards. The funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the adviser determines that the securities meet the funds’ quality standards.

●	Stripped Mortgage-Backed Securities These instruments represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest-only securities (IOs) receive the interest portion of the cash flow while principal-only securities (POs) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments, will tend to move in the opposite direction compared with interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower-than-anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

●	ARMs ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate “index” such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the “margin,” to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

●	TBAs and Dollar Rolls Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Financial Industry Regulatory Authority (“FINRA”) relatively recently implemented rules that include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically had not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is not clear the full impact the rules will have on the Fund.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

●	Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the funds’ objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background Asset-backed securities (ABS) transactions are backed by a variety of asset types, including auto loans and credit card receivables, home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market’s demand for various maturities and credit quality.

Structure ABS are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, as long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to an SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a AAA rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment grade. Many ABS transactions are structured to include payout events/performance triggers, which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class, and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision, and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple-class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund’s investment objectives, policies, and restrictions.

Types of Credit Support Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties (external credit enhancement), through various means of structuring the transaction (internal credit enhancement), or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

●	Excess Spread Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

●	Subordination Interest and principal that have otherwise would been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

●	Reserve Funds Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

●	Overcollateralization A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

●	Surety Bonds Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information regarding the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

●	Collateralized Bond or Loan Obligations Collateralized bond obligations (CBOs) are asset-backed securities collateralized by corporate bonds, mortgages, or pools of asset-backed securities. Collateralized loan obligations (CLOs) are asset-backed securities collateralized by pools of bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs tend to be collateralized by high yield bonds or loans, with heavy credit enhancement.

●	Home Equity Loans These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with unblemished credit histories with regard to the borrower’s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first-lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator’s first-lien mortgage loan, additional financing that is subordinate to that first-lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Yield and Reinvestment Could Be Adversely Affected by Unpredictability of Prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors that influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower-yielding securities.

●	Credit Card-Backed Securities These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder, and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer-dated maturities, most credit card-backed securities are issued with an initial “revolving” period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events, which may signal a potential deterioration in the quality of the assets backing the security.

●	Automobile Loans These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets that pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of an asset including a security or of the component securities of a security index, at a certain price. A person who buys a futures contract enters into a contract to purchase an underlying asset and is said to be “long” the contract. A person who sells a futures contract enters into a contract to sell the underlying asset and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a futures contract, the Fund must deposit funds with its futures commission merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted by an exchange; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open futures positions by entering into an equivalent but opposite position in another contract month, on another market or in the underlying asset. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, certain of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some futures contracts are settled by physical delivery of the underlying asset. At the expiration of a futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying asset in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other futures contracts are settled through cash settlement. In this case, the underlying asset is not delivered. Instead, any positions in such futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange (or the futures commission merchant through which the position is held) during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying asset may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying asset. These pricing disparities could occur, for example, when the market for the futures contract is illiquid, when the primary market for the underlying asset is closed or when the reporting of transactions in the underlying asset has been delayed.

Each regulated exchange trading a futures contract may also open and close for trading at different times than other regulated exchanges trading futures contracts or markets trading the underlying asset. Trading in futures contracts prior to the opening or after the close of the primary market for the underlying asset may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, may be required to be or may be available to be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Derivatives Regulatory Matters. The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore is not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Fund is limited in its ability to trade derivatives subject to the jurisdiction of the CFTC, including futures and many swaps.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat all such transactions as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user. Such requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund many also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The Fund may elect to treat reverse repurchase agreements as a borrowing by the Fund. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

Entering into reverse repurchase agreements exposes the Fund to counterparty risk. For example, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect the Fund’s performance.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral may result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments. Applicable regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

Benchmark and Reference Rates Risk

Certain financial institutions have in the past been accused by various regulators of manipulating certain reference rates (e.g., the London Interbank Offered Rate (“LIBOR”)), and have been alleged to have altered costs when reporting them to regulators. There can be no assurance that the rate-setting process for reference rates will not be affected by similar conduct in the future, or that any investigations into any rate-setting process and any related litigation will not result in disruptive changes in the process used to determine reference rates or will not affect the use of reference rates going forward. Therefore, the performance, availability or prices of the Fund’s investments which are based on reference rates may be adversely affected by misconduct in the rate-setting process for reference rates and/or as a result of future changes to such process or reference rates becoming no longer available.

In addition, other interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the E.U. regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (E.U. Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks is subject to change, with the result that they may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities is restricted, certain benchmarks could be eliminated entirely, and there could be other consequences which cannot be predicted.

LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate (“SOFR”) for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to alternative reference rates continues. SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. There can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates.

Involuntary Repurchases and Mandatory Redemptions

The Fund, consistent with the requirements of the Fund’s Declaration of Trust, the provisions of the 1940 Act and rules thereunder, including Rule 23c-2, has the right to repurchase or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including:

●	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

●	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

●	it would be in the best interests of the Fund to repurchase or redeem Shares.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund’s stated fundamental investment restrictions, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 66-2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund may not:

(1)	Purchase or sell commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (ii) purchase and sell forward contracts, financial futures contracts and options thereon;

(2)	Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein and (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets;

(3)	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law;

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

(5)	Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

(6)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities).

For purposes of determining compliance with (6) above (the Fund’s policy to not concentrate in any one industry), Underlying Funds are not considered part of any industry or group of industries. Price Associates will generally make determinations as to the appropriate industry categories and classifications for purposes of this fundamental investment restriction. As part of this determination, the Adviser may take into account a variety of considerations, including relevant third-party classification systems and internal analysis. Even where the Adviser relies primarily on a particular classification system, it may depart from that system in specific cases at its discretion. The use of any particular classification system is not part of any fundamental policy, and the Fund may change any source used for determining industry classifications at any time without shareholder approval. Industry categories and issuer classifications may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

Investors should be aware that, during the Fund’s launch phase, the Fund’s holdings of certain underlying funds may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal market conditions, once the Fund’s investment strategies are fully implemented. As a result, during this period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the Fund’s investment strategies. There is the risk that, during such period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented. There is also the risk that, during such period, the Fund could experience greater difficulty in meeting the asset diversification test requirements.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of eight members, six of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an executive committee and may establish additional committees from time to time as necessary.

Board of Trustees and Officers

Trustees

The Trustees of the Fund are listed on the following pages. Unless otherwise noted, the address of each Trustee is 1307 Point Street, Baltimore, Maryland 21231. In addition to serving as Trustees of the Fund, each trustee also currently serves as a director on the board of all the open-end registered investment companies sponsored and managed by T. Rowe Price (collectively, the “Price Complex”). The trustees of the Fund are referred to herein as “Price Complex Directors.”

The Price Complex Directors have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Price Complex Director’s term of office shall continue until his or her retirement, resignation or election of a successor. Each Price Complex Director has served as a trustee of the Fund since the Fund’s inception.

The Board meets regularly to review a wide variety of matters affecting or potentially affecting the Fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the Fund’s officers and is responsible for performing various duties imposed on them by the 1940 Act, the laws of Delaware, and other applicable laws. The Price Complex Directors who are also employees or officers of T. Rowe Price are considered to be “interested” trustees as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates. Each interested trustee and officer (except as indicated in the tables setting forth the trustees’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years.

Although the Board has direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and that report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. The Board currently has three standing committees that are joint with the Boards of other funds in the Price Complex (hereinafter referred to as “Joint” committees): a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee.

Robert J. Gerrard, Jr., an independent director, serves as the chair of the Board. The chair presides at all meetings of the Board and all executive sessions of the independent trustees. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent trustees in discussions with T. Rowe Price management. The Fund’s Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the Fund, on the one hand, and T. Rowe Price or its affiliates and the Fund’s other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The Price Complex Directors currently serve on the Boards of all of the funds in the Price Complex. This approach is designed to provide effective governance by exposing the independent trustees to a wider range of business issues and market trends, allowing the trustees to better share their knowledge, background, and experience and permitting the Board to operate more efficiently, particularly with respect to matters common across the Price Complex.

The Joint Nominating and Governance Committee consists of all of the independent trustees of the Fund, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent trustee vacancies on the Fund’s Board; periodically evaluating the compensation payable to the independent trustees; and performing certain functions with respect to the governance of the Fund. The chair of the Board serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent trustees.

Nominees will be considered based on their ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Fund’s management and counsel and the various service providers to the Fund; and to exercise reasonable business judgment in the performance of their duties as trustees. The Joint Nominating and Governance Committee seeks to ensure that the Board is composed of independent directors who bring diverse perspectives to the Board, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers.

The Joint Audit Committee consists of only independent trustees. The current members of the committee are Melody Bianchetto, Bruce W. Duncan, Paul F. McBride, and Kellye L. Walker. Mr. McBride serves as chair of the committee and is considered an “audit committee financial expert” within the meaning of applicable SEC rules. The Joint Audit Committee oversees the pricing processes for the entire Price Complex and holds at least three regular meetings during each fiscal year. Each of the three regular meetings includes the attendance of the independent registered public accounting firm of the Fund as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the Fund’s operations, accounting service provider performance, or the operations of parties dealing with the Fund, as circumstances indicate. The Joint Audit Committee also reviews the risk management program of the Fund’s investment adviser and valuation-related materials and reports provided by the Fund’s valuation designee.

The Joint Executive Committee, which consists of the Fund’s interested trustees, has been authorized by the Boards to exercise all powers of the Board in the intervals between regular meetings of the Board, except for those powers prohibited by statute from being delegated. All actions of the Joint Executive Committee must be approved in advance by the independent chair of the Board (and if the independent chair is unavailable, in consultation with an independent trustee of the Board) and reviewed after the fact by the full Board. The Joint Executive Committee does not hold regularly scheduled meetings.

From time to time, the independent trustees may create a special committee (Special Committee) or an ad hoc working group composed of independent trustees, whose purpose is to review certain limited topics that require in-depth consideration outside of the Boards’ regular review.

Like other investment companies, the Fund is subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Board oversees risk as part of their oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the Fund’s chief compliance officer, the Fund’s independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the Fund faces and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the chief risk officer and members of the adviser’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk.

The actual day-to-day risk management functions with respect to the Fund are subsumed within the responsibilities of the investment adviser and other service providers (depending on the nature of the risk) that carry out the Fund’s investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the Fund’s other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective.

Each Price Complex Director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other trustees, have led to the conclusion that each trustee should serve on the Board of the Fund and the other funds in the Price Complex. Attributes common to all trustees include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Fund’s management and counsel and the various service providers to the Fund; and to exercise reasonable business judgment in the performance of their duties as trustees. In addition, the actual service and commitment of the trustees during their tenure on the Boards is taken into consideration in concluding that each should continue to serve. A Price Complex Director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a trustee of the Fund and the entire Price Complex, public companies, nonprofit entities, or other organizations; or other experiences. Each Price Complex Director brings a diverse perspective to the Board.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director that led to the conclusion that he or she should serve as a Price Complex Director.

Teresa Bryce Bazemore has over 30 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Most recently, Ms. Bazemore served as president and chief executive officer of the Federal Home Loan Bank of San Francisco (March 2021 to June 2024) in which capacity she also served as a director of the FHLBanks Office of Finance; a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present) for which she has served as the Audit Committee Chair since May 2023; a director of Anza Mortgage Insurance Corporation, a private mortgage insurance company (November August 2024 to present) for which she has served as the Audit Committee Chair since September 2024; a director of Public Media Company (2008 to present) and the Advisory Board of its subsidiary, Public Media Bridge Fund; a director of The Gift Collaborative of Black Theological Education & Black Faith Traditions; and a trustee and Assistant Treasurer of the Southern California chapter of the International Women’s Forum (January 2021 to present). She also serves on the Advisory Council of the National Housing Conference. She is the chief executive officer of Bazemore Consulting LLC (active from 2018 to 2021); a director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021 and 2025); a director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021); a director of the University of Virginia Foundation (July 2014 to June 2022); a member of the University of Virginia’s Center for Politics Advisory Board (October 2019 to July 2022); a president of Radian Guaranty, a national private mortgage insurer (2008 to 2017); and a director of the Federal Home Loan Bank of Pittsburgh (August 2017 to February 2019). She has been an independent Price Complex Director since January 2018 and was the chair of the Joint Audit Committee from August 2019 to October 2023. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia (UVA).

Melody Bianchetto is an accomplished finance professional with over 30 years of experience. She served as vice president for finance at UVA from 2015 until her retirement in February 2023, with oversight of key financial activities, including tax, accounting, financial reporting, debt and cash management, procurement, payroll, financial planning, and enterprise risk management. Prior to that, she led UVA’s financial planning and analysis function from 1998 to 2015. She currently serves as a director of The Haven Day Shelter, secretary and of the Community Investment Collaborative, and is treasurer for Madison House, a UVA-affiliated student volunteer organization and of The Sexual Assault Resource Agency. Ms. Bianchetto earned a B.S. in commerce with a concentration in accounting from UVA and an M.B.A. from James Madison University. She is also a licensed certified public accountant. Ms. Bianchetto has served as an independent Price Complex Director since July 24, 2023. Ms. Bianchetto has served as a member of the Joint Audit Committee since October 1, 2023.

Bruce W. Duncan has substantial experience in the field of commercial real estate. Mr. Duncan served as president, chief executive officer, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building, and managing data centers, from July 2020 to July 2021. He served as chair of the board of First Industrial Realty Trust from January 2016 until July 2020, president from January 2009 until September 2016, and chief executive officer from January 2009 until December 2016. Mr. Duncan served as a senior adviser to KKR from November 2018 to December 2022. In May 2016, Mr. Duncan became a member of the board of BXP, and he is currently a member of the nominating and governance committee, a member of the compensation committee, and chair of the audit committee. In September 2023, Mr. Duncan became chair of the compensation committee of BXP. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent Price Complex Director since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019, served as chair of the Joint Audit Committee from July 2017 to August 2019, and again became a member of the Joint Audit Committee in January 2026. Mr. Duncan holds an M.B.A. in finance from the University of Chicago and a B.A. in economics from Kenyon College.

Robert J. Gerrard, Jr., has served as chair of the Boards of all funds in the Price Complex since July 2018. He has been an independent director of certain funds since 2012 (and all funds in the Price Complex since October 2013) and served as the chair of the Joint Audit Committee from September 2014 to July 2017. He became chair of all funds in the Price Complex in July 2018 and was a member of the Joint Audit Committee from August 2019 through August 2024. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks. Mr. Gerrard earned a J.D. from Harvard Law School and an A.B. from Harvard College.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore, and previously served on the advisory board of Vizzia Technologies from 2014 to 2024. He has been an independent Price Complex Director since October 2013, served as a member of the Joint Audit Committee from September 2014 to August 2019, and became a member of the Joint Audit Committee in February 2022 and chair of the Joint Audit Committee in October 2023. Mr. McBride received a B.A. in economics from Trinity College in Hartford, Connecticut.

David Oestreicher has served as an interested director of all funds in the Price Complex since July 2018. He is the general counsel for T. Rowe Price Group, Inc. and a member of the firm’s Management Committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (ICI), and previously served as the chair of the ICI’s international committee. He is Chair of on the ICI Mutual Insurance Company Board of Governors, where he serves as a member of its executive committee and chair of its risk management executive committee. He also served on the board of the Investment Adviser Association and previously served as the chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation (now known as the Division of Trading and Markets) with the SEC. Mr. Oestreicher earned a B.S. in business administration from Bucknell University and a J.D. from Villanova University School of Law.

Eric L. Veiel has served as an interested director of all funds in the Price Complex since February 2022. He is the head of Global Investments and chief investment officer; cochair of the Investment Management Steering Committee; and a member of the Management Committee, Global Equity Steering Committee, International Fixed Income Steering Committee, the Multi-Asset Steering Committee, the Product Steering Committee, and the Management Compensation and Development Committees. Mr. Veiel’s investment experience began in 1999. Prior to joining T. Rowe Price, he spent six years as a sell-side equity analyst, covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons. He has been with T. Rowe Price since 2005, beginning in the Equity Division as an investment analyst covering life insurance companies, asset managers, money centered banks, and investment banks. From 2010 to 2014, he was the portfolio manager of the Financial Services Equity Strategy and the financial services sector team leader. After that, he served as a codirector of Equity Research for North America from 2014 to 2015 and co-portfolio manager of the US Equity Structured Research Strategy from 2015 to 2017. Most recently, from 2016 to 2021, he was cohead of Global Equity and head of U.S. Equity. Prior to T. Rowe Price, Mr. Veiel spent six years as a sell-side equity analyst, covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons. Mr. Veiel earned a B.B.A., magna cum laude, in finance from James Madison University and an M.B.A., with concentrations in finance and accounting, from Washington University in St. Louis, John M. Olin School of Business, where he was a Charles F. Knight Scholar. He also has earned the Chartered Financial Analyst® designation.

Kellye L. Walker is senior vice president, chief legal officer and corporate secretary, global law services, and regulatory affairs of Deere & Company (NYSE: DE) and is a seasoned senior executive with over 30 years of experience helping publicly traded companies increase value through forward-thinking, strategic discipline and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment, and security; and information technology. Ms. Walker received a B.S. from Louisiana Tech University and a J.D. from Emory University School of Law. Ms. Walker has served as an independent Price Complex Director since November 8, 2021, and became a member of the Joint Audit Committee in April 2023.

The following tables provide biographical information for the trustees, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years. Each trustee who is not an interested person (as defined in the 1940 Act) of the Fundis referred to herein as an independent trustee.

Interested Trustees

The following persons are considered interested trustees of the Fund because they also serve as employees of T. Rowe Price or its affiliates.

The Board invites nominations from the Fund’s investment adviser for persons to serve as interested trustees, and the Board reviews and approves these nominations. Each of the current interested trustees is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. David Oestreicher has served as an interested director of all funds in the Price Complex since July 2018. Eric L. Veiel has served as an interested director of all funds in the Price Complex since February 2022. For each fund in the Price Complex, the two interested directors serve as members of the fund’s Executive Committee. In addition, specific experience with respect to the interested directors’ principal occupations and any directorships they have held of public companies and other investment companies during the past five years are set forth in the following table, which is as of December 31, 2025 (unless otherwise indicated).

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
David Oestreicher 1967 209 portfolios	Director, Vice President, and Secretary, T. Rowe Price, Director and Secretary, Price Investment Management; Vice President and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc. and Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore; General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company Principal Executive Officer and President, all funds	None
Eric L. Veiel, CFA 1972 209 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company	None

Independent Trustees

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Teresa Bryce Bazemore 1959 209 portfolios	Director, Anza Mortgage Insurance Corporation, a private mortgage insurance company (August 2024 to present); President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to 2024) and director of the FHLBanks Office of Finance; Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021 and 2025)	Chimera Investment Corporation (2017 to 2021); First Industrial Realty Trust (2020 to present);
Melody Bianchetto 1966 209 portfolios	Vice President for Finance, University of Virginia (2015 to 2023)	None
Bruce W. Duncan 1951 209 portfolios	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Senior Advisor, KKR (2018 to 2022)	CyrusOne, Inc. (2020 to 2021); BXP (2016 to present)
Robert J. Gerrard, Jr. 1952 209 portfolios	Chair of the Board, all funds (July 2018 to present)	None
Paul F. McBride 1956 209 portfolios	Advisory Board Member, Vizzia Technologies (2015 to 2024)	None
Kellye L. Walker 1966 209 portfolios	Senior Vice President, Chief Legal Officer and Corporate Secretary, Global Law Services and Regulatory Affairs, Deere & Company (April 2024 to present); Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to March 2024)	Lincoln Electric Company (October 2020 to May 2025)

Officers

Name	Position with the Fund
David Oestreicher*	President, Interested Director, and Principal Executive Officer
Alan S. Dupski, CPA, 1982 Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Principal Financial Officer, Vice President, and Treasurer
Richard Sennett, CPA, 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Assistant Treasurer

Savonne L. Ferguson, Esq., 1973

Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group; formerly, Senior Vice President, Chief Compliance Officer, and Associate General Counsel, Neuberger Berman (to 2024)

Chief Compliance Officer and Vice President

Jean-Marc Corredor, 1976

Vice President, T. Rowe Price, Price Investment Management, Price International, T. Rowe Price Group, Inc., T. Rowe Price Retirement Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
Cheryl Hampton, CPA, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021)	Vice President
Benjamin Kersse, CPA, 1989 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President
Robert P. McDavid, 1972 Vice President, T. Rowe Price, Price Investment Management, Price Investment Services, and T. Rowe Price Trust Company	Vice President and Anti-Money Laundering (AML) Officer
Fran M. Pollack-Matz, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company	Vice President and Secretary
Ellen York, 1988 Vice President, Price Investment Management, Price International, T. Rowe Price, and T. Rowe Price Trust Company	Vice President

Cheryl L. Emory, 1963

Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, Price Investment Management, Price International, Price Hong Kong, Price Investment Services, Price Singapore, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company

Assistant Secretary

*	Further biographical information on David Oestreicher can be found under the heading Trustees.

Trustee Beneficial Ownership of Shares

As of December 31, 2025, the Fund had not yet commenced operations. As such, no trustee held shares in the Fund. As of December 31, 2025, each Trustee owned over $100,000 in all registered investment companies overseen by each trustee in funds in the Price Complex. Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Compensation of Trustees

Each independent trustee is paid $395,000 annually for his or her service on the Boards of all funds in the Price Complex. The chair of the Boards, an independent director, receives an additional $180,000 annually for serving in this capacity. An independent trustee serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service, and the chair of the Joint Audit Committee receives an additional $35,000 for his or her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee (currently, no Special Committees have been assigned by the Boards). All of these fees are allocated to each fund in the Price Complex (including the Fund) on a pro-rata basis based on each fund’s net assets relative to the other funds. The following table shows the total compensation that was received by the independent directors in 2025. The independent directors of the funds do not receive any pension or retirement benefits from the funds or from T. Rowe Price. In addition, the officers and interested directors of the funds do not receive any compensation or benefits from the funds for their service.

Trustee	Total Compensation
Bazemore	$395,000
Bianchetto	$425,000
Duncan	$395,000
Gerrard	$575,000
McBride	$460,000
Walker	$425,000

Since the Fund had not commenced operations in 2025, it was not allocated any Trustee fees.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at 1307 Point Street, Baltimore MD 21231. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Adviser

T. Rowe Price Associates, Inc. (the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, serves as the Fund’s investment adviser. For more information, see “The Adviser” in the Prospectus. For more information on the services provided by the Adviser to the Fund, see “Management of the Fund” in the Prospectus.

An investment advisory agreement (the “Investment Advisory Agreement”) was approved by the Board and Shareholders and became effective on March 11, 2026. Following an initial two-year term beginning on March 11, 2026, the Investment Advisory Agreement will continue in effect for successive periods of twelve months, provided that continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement may be terminated at any time, without penalty, by the Adviser upon 60 days’ notice to the Fund.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of January 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
David DiPietro
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	$197.22	1	$160.23
Other Accounts	1	$0.63	None	None

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Som Priestly
Registered Investment Companies	1	$14.71	None	None
Other Pooled Investment Vehicles	0	None	None	None
Other Accounts	50	$2.78	None	None

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Vikram Natu
Registered Investment Companies	0	None	None	None
Other Pooled Investment Vehicles	0	None	None	None
Other Accounts	0	None	None	None

Compensation of Portfolio Managers

The compensation structure for all portfolio managers of funds in the Price Complex consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Mr. DiPietro, who manages the Fund’s direct private equity allocation, also serves as portfolio manager for a private investment fund with a similar private equity mandate. David’s compensation includes a component based on performance fees earned by the private fund. See “Conflicts of Interest” in this SAI. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable internal investment steering committee, which is comprised of T. Rowe Price senior investment personnel, and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis.

This compensation structure is used when evaluating the performance of all portfolios in the Price Complex (including the Fund).

Securities Ownership of Portfolio Managers

As of the date of this Statement of Additional Information, neither of the Fund’s portfolio managers owned securities in the Fund since the Fund had not yet commenced operations.

PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the Fund’s portfolio is made by Price Associates. Price Associates is responsible for implementing these decisions for the Fund, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Price Associates may delegate actual trade execution to the trading desks of other advisers in the T. Rowe Price family and may use these other advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

In purchasing and selling fixed income securities, T. Rowe Price ordinarily places transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

Subject to the Fund’s investment limitations, the Fund may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that it believes will provide best execution on behalf of the various funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the Fund, but each account’s trade is individually settled with the counterparty.

T. Rowe Price has agreed to voluntarily reimburse from its own resources certain funds for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. This agreement may be rescinded at any time.

Equity Securities

Subject to the Fund’s investment limitations, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to the Price Advisers than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act (Section 28(e)) and subsequent guidance from regulators.

In selecting broker-dealers to execute the funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of the Price Advisers to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, the Price Advisers pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring compliance with the execution policy. The execution policy requires Price Associates and other advisers in the T. Rowe Price family to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.

Research Benefits

T. Rowe Price relies upon its own research and subject any external research to internal analysis before incorporating it into the investment process. T. Rowe Price uses equity brokerage commissions in connection with securities transactions consistent with Section 28(e) of the Securities Exchange Act of 1934 (Section 28(e)) and other relevant regulatory guidance to acquire brokerage and research services from broker-dealers through commission-sharing arrangements (CSAs).

Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides brokerage and research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including other funds and accounts that may not be permitted to utilize excess commissions to pay for research because of a regulatory prohibition) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund. Each adviser within the T. Rowe Price family may take a different approach to paying for research services in consideration of the regulatory regime and local market practice applicable to that particular adviser.

Consistent with Section 28(e), the external research received from broker-dealers or independent third-party research providers can include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, currency and commodity market analysis, risk measurement analysis, performance analysis, and analysis of corporate, environmental, social and governance responsibility issues. Research services are received in the form of written reports, computer generated data, telephone contacts, investment conferences, financial models and personal meetings with security analysts, market specialists, access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert network services which provide access to industry consultants, vendors, and suppliers. The above list is not exhaustive, and T. Rowe Price may consume any other external research or research service that falls within the safe harbor provision of Section 28(e). T. Rowe Price pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills.

T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

In the ordinary course of business, and subject to T. Rowe Price’s policies and procedures on the use of brokers, T. Rowe Price may use Goldman Sachs or one of its affiliates as a broker-dealer to facilitate trades. In addition, T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each T. Rowe Price adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the Fund) managed by a T. Rowe Price adviser and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price’s policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of the Fund and other clients and products advised by T. Rowe Price and its affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc, the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, each T. Rowe Price adviser will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Fund) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector-or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.

T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price’s policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

The brokerage allocation policies for T. Rowe Price are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund’s shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the Fund.

T. Rowe Price may give advice and take action for clients, including the Fund, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated registered funds, such as mutual funds or other interval funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.

Absent approval from the appropriate oversight committee, Price Associates will not make additional purchases of a common stock for its clients if 10% or more of the outstanding common stock of the issuer would be held by its clients, including registered investment companies for which Price Associates serves as adviser and clients of affiliated advisers in the aggregate. Approval may and is often given for aggregate ownership levels up to 20%, and in certain instances, higher amounts. In limited circumstances, a T. Rowe Price adviser may, in its discretion, find it beneficial to maintain an economic interest in excess of a regulatory aggregate limit which may result in T. Rowe Price having to forego clients’ voting rights associated with those shares held in excess of the aggregate limit. We may also be limited by company provisions (e.g., poison pills), regulatory considerations, and other ownership restrictions that constrain capacity. On occasion, a specific limit is imposed by law or regulation often in regulated industries such as gaming or insurance companies, but more frequently we impose ownership limits based on our subjective judgment.

The limits we place on aggregate ownership of securities across client accounts can cause performance dispersion among accounts with similar investment guidelines managed by the same portfolio manager or investing in the same strategy. For example, a portfolio manager would not be able to invest a new account’s assets in a security when the security has reached the firm’s aggregate ownership limit. This occurs more frequently with respect to accounts invested primarily in stocks in the small-and mid-capitalization ranges.

PROXY VOTING POLICY AND PROXY VOTING RECORD

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (Policies and Procedures) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations

It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social, and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED, AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Guidelines

Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.

Global Portfolio Companies

The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.1

REPORTING, RECORD RETENTION, AND OVERSIGHT

The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

 ___________________________

1 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and T. Rowe Price Investment Management Services, Inc.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, T. Rowe Price Associates, Inc., 1307 Point Street, Baltimore MD, 21231.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

T. Rowe Price Associates, Inc. has provided the initial investments in the Fund. For so long as T. Rowe Price Associates, Inc., has a greater than 25% interest in the Fund, they may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s consolidated financial statements. PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

LEGAL COUNSEL

The Board has engaged Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, to serve as the Fund’s legal counsel. The Board has engaged Ropes & Gray LLP, located at 800 Boylston Street, Boston, MA 02199, to serve as the Fund’s special counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

FINANCIAL STATEMENTS

March 2, 2026

STATEMENT OF ASSETS AND LIABILITIES

Assets

Cash	$100,000
Deferred offering costs	230,000
Receivable from Manager	64,100

Total assets	394,100

Liabilities

Accrued offering costs	230,000
Accrued organization costs	64,100

Total liabilities	294,100

NET ASSETS	$100,000

OFFERING AND REDEMPTION PRICE	$25.00

Net Assets Consist of:
Paid-in-capital applicable to 4,000 shares of $0.0001 par value capital stock outstanding; unlimited shares authorized	$100,000

		March 2, 2026

STATEMENT OF OPERATIONS

Expenses
Organization expenses		$64,100
Reimbursed by manager		(64,100)

Net investment income		—

INCREASE (DECREASE) IN NET ASSETS FROM START-UP OPERATIONS	$

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Goldman Sachs Private Markets Fund (the fund) was organized on November 13, 2025, as a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, closed-end management investment company. The fund intends to operate as an interval fund. The fund’s investment objective is to achieve long-term capital appreciation. The fund intends to offer three classes of shares: the T. Rowe Price Goldman Sachs Private Markets Fund–Class A (Class A), T. Rowe Price Goldman Sachs Private Markets Fund–Class D (Class D) and the T. Rowe Price Goldman Sachs Private Markets Fund–Class I (Class I). An investment in any share class of the fund represents an investment in the same assets of the fund. However, the purchase restrictions and ongoing fees and expenses for each share class may be different. As of March 2, 2026, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 4,000 shares of Class I of the fund at $25 per share on March 2, 2026.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates are appropriate; however, actual results may differ from those estimates.

Organization and Offering Costs Organization costs are expensed as incurred and consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the fund. Offering costs are amortized over a 12-month period upon commencement of fund operations and consist of registration fees, underwriting fees, and initial printing and other costs incurred in connection with the initial offering of the fund.

Cash Cash includes non-interest bearing, non-restricted cash maintained with one banking institution that does not exceed U.S. federally insured limits.

Federal Income Taxes The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 – RELATED PARTIES

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment advisory agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Price Associates has contractually agreed, through March 31, 2027, to reduce its investment management fee to 0.00% (initial fee holiday), after including the effects of any investment management fees waived pursuant to any of the fund’s other expense limitation arrangements. This initial fee holiday will continue for at least one year from the effective date of the fund’s registration statement and shall not be subject to reimbursement to the manager.

The fund’s operating expenses include, among other things, professional fees and other expenses that the fund will bear, including initial and ongoing offering costs and fees and expenses of the administrator, transfer agent and other shareholder servicing expenses, and custodian. Under the terms of an expense limitation agreement with the fund, Price Associates has contractually agreed, through April 30, 2028, to waive its investment management fee and/or reimburse the fund’s organizational and offering costs, as well as the fund’s operating expenses on a monthly basis to the extent that the fund’s monthly total annualized fund operating expenses of each class exceed 1.00% of the average daily net assets of each class excluding (i) the investment management fee; (ii) costs incurred pursuant to the fund’s Distribution and Shareholder Services Plan; (iii) costs associated with the acquisition, ongoing investment and disposition of the fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (iv) acquired fund fees and expenses; (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund); (vi) taxes and costs to reclaim foreign taxes; and (vii) extraordinary expenses. The fund will be required to repay Price Associates for expenses previously waived/ paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Through March 2, 2026, the fund incurred organization costs in the approximate amount of $64,100, which the manager will pay on the fund’s behalf in accordance with the expense limitation. In addition, through March 2, 2026, the fund incurred initial offering costs in the amount of $230,000; these costs incurred prior to the commencement of operations have been or will continue to be paid by the manager on behalf of the fund and will be repaid upon commencement of operations.

T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund (except for 12b-1 fees under a Board-approved Rule 12b-1 plan).

NOTE 3 – SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date which the financial statements were issued and determined there were none.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of T. Rowe Price Goldman Sachs Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities and statement of operations of T. Rowe Price Goldman Sachs Private Markets Fund (the “Fund”) as of March 2, 2026, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 2, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 10, 2026

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

May 31, 2026
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets

Cash	$100,000
Deferred offering costs	230,000
Receivable from Manager	64,100

Total assets	394,100

Liabilities

Accrued offering costs	230,000
Accrued organization costs	64,100

Total liabilities	294,100

NET ASSETS	$100,000

OFFERING PRICE AND NET ASSET VALUE PER SHARE	$25.00

Net Assets Consist of:
Paid-in-capital applicable to 4,000 shares of $0.0001 par value capital stock outstanding; unlimited shares authorized	$100,000

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

STATEMENT OF OPERATIONS
(Unaudited)

For the period March 2, 2026 to May 31, 2026

Expenses
Organization expenses	$64,100
Reimbursed by manager	(64,100)

Net investment income	—

INCREASE (DECREASE) IN NET ASSETS
FROM START-UP OPERATIONS	$—

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

T. Rowe Price Goldman Sachs Private Markets Fund (the fund) was organized on November 13, 2025, as a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, closed-end management investment company. The fund intends to operate as an interval fund. The fund’s investment objective is to achieve long-term capital appreciation. The fund intends to offer three classes of shares: the T. Rowe Price Goldman Sachs Private Markets Fund–Class A (Class A), T. Rowe Price Goldman Sachs Private Markets Fund–Class D (Class D) and the T. Rowe Price Goldman Sachs Private Markets Fund–Class I (Class I). An investment in any share class of the fund represents an investment in the same assets of the fund. However, the purchase restrictions and ongoing fees and expenses for each share class may be different. As of May 31, 2026, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 4,000 shares of Class I of the fund at $25 per share on March 2, 2026.

NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates are appropriate; however, actual results may differ from those estimates.

Organization and Offering Costs Organization costs are expensed as incurred and consist of incorporation fees, initial audit fees, and other costs incurred in connection with the establishment of the fund. Offering costs are amortized over a 12-month period upon commencement of fund operations and consist of registration fees, underwriting fees, and initial printing and other costs incurred in connection with the initial offering of the fund.

Cash Cash includes non-interest bearing, non-restricted cash maintained with one banking institution that does not exceed U.S. federally insured limits.

Federal Income Taxes The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 – RELATED PARTIES

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment advisory agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Price Associates has contractually agreed, through June 30, 2027, to reduce its investment management fee to 0.00% (initial fee holiday), after including the effects of any investment management fees waived pursuant to any of the fund’s other expense limitation arrangements. This initial fee holiday will continue for at least one year from the effective date of the fund’s registration statement and shall not be subject to reimbursement to the manager.

The fund’s operating expenses include, among other things, professional fees and other expenses that the fund will bear, including initial and ongoing offering costs and fees and expenses of the administrator, transfer agent and other shareholder servicing expenses, and custodian. Under the terms of an expense limitation agreement with the fund, Price Associates has contractually agreed, through April 30, 2028, to waive its investment management fee and/or reimburse the fund’s organizational and offering costs, as well as the fund’s operating expenses on a monthly basis to the extent that the fund’s monthly total annualized fund operating expenses of each class exceed 1.00% of the average daily net assets of each class excluding (i) the investment management fee; (ii) costs incurred pursuant to the fund’s Distribution and Shareholder Services Plan; (iii) costs associated with the acquisition, ongoing investment and disposition of the fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs; (iv) acquired fund fees and expenses; (v) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund); (vi) taxes and costs to reclaim foreign taxes; and (vii) extraordinary expenses. The fund will be required to repay Price Associates for expenses previously waived/ paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Through May 31, 2026, the fund incurred organization costs in the approximate amount of $64,100, which the manager will pay on the fund’s behalf in accordance with the expense limitation. In addition, through May 31, 2026, the fund incurred initial offering costs in the amount of $230,000; these costs incurred prior to the commencement of operations have been or will continue to be paid by the manager on behalf of the fund and will be repaid upon commencement of operations.

T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund (except for 12b-1 fees under a Board-approved Rule 12b-1 plan).

NOTE 3 – SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date which the financial statements were issued and determined there were none.

PART C

(1)	Financial Statements:
(2)	Exhibits:
	(a)(1)	Certificate of Trust.(1)
	(a)(2)	Declaration of Trust.(1)
	(a)(3)	Amended and Restated Declaration of Trust(2)
	(b)	By-Laws.(2)
	(c)	Not Applicable.
	(d)	Not Applicable.
	(e)	Dividend Reinvestment Plan.(3)
	(f)	Not Applicable.
	(g)	Investment Advisory and Services Agreement.(3)
	(h)(1)	Distribution Agreement.(3)
	(h)(2)	Fund of Funds Investment Agreement.(3)
	(h)(3)	Retained Fund Accounting and Related Administrative Services Agreement with T. Rowe Price Associates, Inc. (3)
	(h)(4)	Fund Accounting Agreement with The Bank of New York Mellon. (5)
	(i)	Not Applicable.
	(j)(1)	Custody Agreement.(3)
	(k)(1)	Form of Expense Limitation and Reimbursement Agreement.(3)
	(k)(2)	Distribution and Shareholder Services Plan.(2)
	(k)(3)	Multiple Class Plan Pursuant to Rule 18f-3.(2)
	(k)(4)	Transfer Agency Services Agreement.(3)
	(l)	Legal Opinion.(5)
	(m)	Not Applicable.
	(n)	Consent of Independent Registered Public Accounting Firm.(4)
	(o)	Not Applicable.
	(p)	Not Applicable.
	(q)	Not Applicable.
	(r)	Code of Ethics of the Registrant and the Adviser.(3)
	(s)	Power of Attorney.(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-24144), filed on December 15, 2025.
(2)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-24144), filed on February 13, 2026.
(3)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-24144), filed on June 9, 2026.
(4)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 811-24144), filed on June 25, 2026.
(5)	Filed herewith.

MARKETING ARRANGEMENTS

Not Applicable.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Blue Sky Fees	$57,000
Printing	$0
Registration Fees	$35,000
Legal Fees	$287,500
Total	$379,500

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, T. Rowe Price Associates, Inc. will own 100% of the outstanding shares of the Registrant.

NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of holders of securities of the Registrant as of [date]:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	0
Shares of Beneficial Interest, Class D	0
Shares of Beneficial Interest, Class I	1

INDEMNIFICATION

Reference is made to the Fund’s Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Advisers, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by the Advisers, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Advisers, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The Fund hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Advisers and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S.-and foreign-registered investment companies, providing investment advice to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serving as adviser to private investment funds. Price Associates may delegate investment management responsibilities to T. Rowe Price Investment Management, Inc., T. Rowe International Ltd, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Australia Limited, and/or T. Rowe Price Japan, Inc. (each hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price Associates. Price Associates is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator and commodity trading adviser, and with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU), Switzerland, and European Economic Area (EEA)) clients. Price International serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017 and holds an Australian Financial Services License issued by the Australian Securities and Investments Commission (ASIC). Price Australia is responsible for marketing and servicing of clients based in Australia and New Zealand. Price Australia serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia is the investment manager of the T. Rowe Price Australian Unit Trusts and is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong to carry out Type 1 (dealing in securities), Type 2 (dealing in futures contracts), Type 4 (advising on securities), and Type 9 (asset management) regulated activities and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management advisory businesses and Type II Financial Instruments Business and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 1307 Point Street, Baltimore, MD 21231.

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been a director of T. Rowe Price Group, a vice president, and an employee since 2021 and is a member of the firm’s Management Committee. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (“OHA”), a $108 billion investment firm specializing in U.S. and European alternative credit, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Under his leadership, OHA has become a leading asset manager across multiple credit strategies, including private credit, high yield debt, leveraged loans, stressed and distressed debt and structured credit. Mr. August co-founded the predecessor investment firm to OHA in 1987 and took responsibility for the firm’s credit investment activities in 1990. He heads OHA’s global distressed investment business, chairs OHA’s Investment Strategy Committee and participates in several fund investment committees. Mr. August also is actively involved in relationship management across OHA’s global investor base. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Prior to founding OHA, Mr. August worked at Morgan Stanley in New York and London. Mr. August has served on several corporate boards since 1987. Most recently, he served on the board of Lucid Group, Inc. from 2021 to 2024 and on the board of Claritev (fka MultiPlan, Inc.) from 2020 to 2024. His non-profit activities include serving on the board of Mount Sinai Medical Center, the Partnership for New York City and Horace Mann School. He is also a member of the Council on Foreign Relations. Mr. August brings to the T. Rowe Price Group Board deep expertise in alternative investments and valuable insight gained from decades of building and leading the OHA platform.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of T. Rowe Price Group since 2013 and serves as chair of the Audit Committee and as a member on the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972, serving until 2012, and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and a member of the audit committees of FTI Consulting, Inc., and Zurn Elkay Water Solutions Corp., and also serves as Zurn Elkay Water Solutions Corporation’s lead independent director. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

William P. Donnelly, Director of T. Rowe Price Group. Mr. Donnelly has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. Mr. Donnelly was the executive vice president responsible for finance, investor relations, supply chain and information technology for Mettler-Toledo International Inc., a leading global manufacturer of precision instruments and services for use in laboratories and manufacturing, when he retired in 2018 after more than 20 years. Previously, Mr. Donnelly served as chief financial officer of Elsag Bailey Process Automation, NV, and prior to that was an auditor with PricewaterhouseCoopers LLP. Mr. Donnelly earned a B.S. in business administration from John Carroll University. Mr. Donnelly is the lead independent director and a member of the board of directors for Ingersoll Rand, Inc., where he also serves as chair of the nominating and corporate governance committee and as a member of the audit committee. He is also chair of the board of directors of Quanterix Corporation. Mr. Donnelly brings to the T. Rowe Price Group Board substantial expertise with respect to the corporate finance, operations, information technology and mergers and acquisitions gained throughout his career as executive vice president and chief financial officer of a public company.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co., a financial services company, from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability and public policy committee and the compensation committee. She previously served as chair of the audit committee. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and is chair of the board of advisors of Columbia University’s Mailman School of Public Health. She also serves on the boards of the Hastings Center and Westchester Land Trust. From 2021 to 2023, Ms. Dublon served as a director of Motive Capital Corp. II; from 2020 to 2022, as a director of Motive Capital Corp.; from 2002 to 2017, as a director of Accenture PLC; from 2013 to 2018, as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several nonprofit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experience, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Allan C. Golston, Director of T. Rowe Price Group. Mr. Golston has been an independent director of T. Rowe Price Group since 2025 and serves as a member of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He is the president of the United States Program at the Gates Foundation, a private organization dedicated to advancing initiatives in education, global health, and community development. Prior to this role, he served as interim executive director of the Global Health Program and as chief financial and administrative officer at the Gates Foundation from 2005 to 2006 and 2000 to 2006, respectively. He also held senior finance positions at Swedish Health System and the University of Colorado Hospital and served as an auditor with KPMG from 1989-1991. Mr. Golston earned a B.S. in accounting from the University of Colorado and an M.S. in Business Administration from Seattle University. Mr. Golston is a member of the board of directors of Harley-Davidson and serves as a member of the audit and finance committee and as chair of the nominating and corporate governance committee. He also served on the board of directors of Stryker Corporation from January 2011 through May 2025. Mr. Golston brings to the T. Rowe Price Group Board significant governance experience from serving on boards of global companies, accounting and financial reporting experience, as well as substantial expertise with respect to the non-profit sector.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of T. Rowe Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member on the Audit Committee and Executive Committee. He is the non-executive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor, and the non-executive chair of Magna International, a global manufacturer of auto parts. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is the non-executive chair of the board of directors and a member of the technology committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen P. Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of T. Rowe Price Group since 2021 and serves as chair of the Nominating and Corporate Governance Committee and as a member on the Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and was the global chief investment officer from 2008 to 2011 and a partner from 2004 to 2011 at Goldman Sachs Asset Management. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and served as a director on several of its subsidiaries until 2022. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of T. Rowe Price Group since January 2022. He is the chair of the T. Rowe Price Group Board, chief executive officer and president of T. Rowe Price Group. He also chairs the company’s Executive, Management, and Management Compensation and Development Committees. Mr. Sharps has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy for 15 years until 2016. In 2016, Mr. Sharps stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. In 2017, he was named head of Investments and group chief investment officer from 2017 to 2021. In February 2021, Mr. Sharps became president of T. Rowe Price Group and then chief executive officer in January 2022. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Mr. Sharps also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. During his portfolio management tenure, T. Rowe Price was twice named Large-Cap Growth Equity Manager of the Year by Institutional Investor magazine. Mr. Sharps currently serves on the Board of the Baltimore Curriculum Project and the Greater Washington Partnership and on the board of trustees for Bridges of Baltimore. He previously served on the St. Paul’s School board of trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics alumni advisory board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Group and his 25-year career with the Company.

Cynthia Smith, Director of T. Rowe Price Group. Ms. Smith has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. She is currently the chair and chief executive officer of Chariot Reinsurance, Ltd. (Chariot Re), a Bermuda-based Class E life and annuity reinsurance company. Prior to the appointment as chair and chief executive officer of Chariot Re, Ms. Smith led MetLife’s group benefits regional business and served on the MetLife finance leadership team. Her other senior roles across businesses and functions during more than 30 years at MetLife include strategy, finance, sales, service, delivery, underwriting, technology, and large-scale business transformation. Ms. Smith earned a B.A. in accounting from Aurora University and an M.B.A. with a concentration in information technology from Benedictine University. She is a certified management accountant and a graduate of the executive management program at Smith College. Ms. Smith previously served as a member of the boards of directors for Versant Health, a wholly owned subsidiary of MetLife, and Hyatt Legal Plans, Inc., which is also owned by MetLife. Ms. Smith brings to the T. Rowe Price Group Board a broad range of valuable financial management and investment management experience, along with a deep understanding of how investment products are distributed to clients. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, client experience and women’s issues.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chairman, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012, and served as executive chairman in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens serves on the board of directors of U.S. Steel. He also serves on the advisory board of the Marine Corps Scholarship Foundation and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of T. Rowe Price Group since 2025 and serves as a member on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. Mr. Verma is the chief administrative officer for Mastercard Incorporated, an American multinational financial services corporation, overseeing the company’s law, government affairs and policy, franchise, corporate security, and community and belonging functions since 2025. He is also a member of the company’s executive leadership team and management committee. Previously, he served as the deputy secretary of state for management and resources and acted as chief operating officer of the United States Department of State from 2023 to 2025, the general counsel and head of global public policy at Mastercard from 2020 to 2023, the vice chairman and a partner at The Asia Group from 2017 to 2020, and as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Airforce veteran, who served as judge advocate during active duty. Mr. Verma holds a doctorate in international relations from Georgetown University; a law degree, cum laude, from American University; a master of law with distinction in international law from Georgetown University Law Center; and a bachelor of science from Lehigh University. He is a board member of the Ford Foundation and has previously served on the T. Rowe Price Board from 2018 until 2023. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of T. Rowe Price Group since 2016 and serves as a member on the Audit Committee and on the Executive Compensation and Management Development Committee. She was an executive advisor to Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that, she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and a member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance and strategy committee of Cognizant Technology Solutions Corp. She is chairperson of the board of directors and a member of the nominating and corporate governance and audit, risk and compliance committees of Hippo Holdings Inc. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Ltd. She is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience based on her roles at Aquiline Capital Partners, Marsh McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of T. Rowe Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings and spices, and held many executive management roles, including chair, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on an ROTC scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Smurfit Westrock Company and serves on the compensation and nominating and corporate governance committees. He also serves as chair for the University of Tennessee’s foundation, and serves on the investment advisory council. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Emma Beal	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Assistant Secretary
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Nick Beecroft	T. Rowe Price Group	Vice President
	Price Australia	Director
Vice President
Oliver Bell	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Ted Carter	T. Rowe Price Group	Chief Risk Officer
Vice President
	Price Associates	Vice President
Tim Chamberlain	T. Rowe Price Group	Vice President
	Price Associates	Vice President
	Price Australia	Director
Vice President
	Price Singapore	Director
Elsie Chan	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Australia	Director
Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
	Price Japan	Director
	Price Singapore	Director
Riki Chao	T. Rowe Price Group	Vice President
	Price Australia	Chief Compliance Officer
	Price Hong Kong	Chief Compliance Officer
Vice President
	Price Japan	Chief Compliance Officer
Vice President
	Price Singapore	Chief Compliance Officer
George Chow	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Carolyn Chu	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Jennifer Dardis	T. Rowe Price Group	Chief Financial Officer
Vice President
Treasurer
	Price Associates	Director
Vice President
	Price Investment Management	Director
Treasurer
Kuniaki Doi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President

Name	Company Name	Position Held With Company
Savonne Ferguson	T. Rowe Price Group	Vice President
	Price Associates	Chief Compliance Officer
Vice President
	Price Investment Management	Chief Compliance Officer
Vice President
Darren Hall	T. Rowe Price Group	Vice President
	Price Australia	Director
Chair of the Board
Vice President
Naoyuki Honda	T. Rowe Price Group	Vice President
	Price Japan	Director
Chair of the Board
Company’s Representative
Vice President
Arif Husain	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Stephon Jackson	T. Rowe Price Group	Vice President
	Price Associates	Vice President
	Price Investment Management	Director
President
Louise Johnson	T. Rowe Price Group	Vice President
	Price International	Chief Compliance Officer
Vice President
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Scott Keller	T. Rowe Price Group	Vice President
	Price International	Director
Chair of the Board
Chief Executive Officer
President
	Price Singapore	Vice President
Leonard Kwan	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Glen Lee	T. Rowe Price Group	Vice President
	Price Hong Kong	Responsible Officer
	Price Singapore	Director
Chief Executive Officer
Vice President
Yasuo Miyajima	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Singapore	Director
Chair of the Board
Vice President
David Oestreicher	T. Rowe Price Group	General Counsel
Vice President
Secretary
	Price Associates	Director
Vice President
Secretary
	Price Investment Management	Director
Secretary
	Price International	Vice President
Secretary
	Price Australia	Vice President
	Price Hong Kong	Vice President
	Price Japan	Vice President
	Price Singapore	Vice President
Rob Sharps	T. Rowe Price Group	Director
Chair of the Board
Chief Executive Officer
President
	Price Associates	Director
Chair of the Board
President
	Price Investment Management	Director
Chair of the Board

Name	Company Name	Position Held With Company
Wenting Shen	T. Rowe Price Group	Vice President
	Price Singapore	Director
Vice President
Kiyoko Takagi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Denise E. Thomas	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Justin Thomson	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Hong Kong	Director
Christine To	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Hillman Tong	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Eric Veiel	T. Rowe Price Group	Vice President
	Price Associates	Director
Vice President
Hiroshi Watanabe	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Ernest Yeung	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Chair of the Board
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 1307 Point Street, Baltimore, Maryland 21231. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed by State Street Bank.

MANAGEMENT SERVICES

Not Applicable.

UNDERTAKINGS

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, T. Rowe Price Goldman Sachs Private Markets Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and the State of Maryland on the 26th of June, 2026.

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

By:	/s/ David Oestreicher
Name:	David Oestreicher
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/s/ David Oestreicher	Trustee and President	June 26, 2026
David Oestreicher

/s/ Alan Dupski	Vice President and Treasurer	June 26, 2026
Alan Dupski

*	Trustee	June 26, 2026
Teresa Bryce Bazemore

*	Trustee	June 26, 2026
Melody Bianchetto

*	Trustee	June 26, 2026
Bruce W. Duncan

*	Trustee	June 26, 2026
Robert J. Gerrard, Jr.

*	Trustee	June 26, 2026
Paul F. McBride

/s/ Eric Veiel	Trustee	June 26, 2026
Eric Veiel

*	Trustee	June 26, 2026
Kellye L. Walker

*/s/ David Oestreicher	Attorney-In-Fact	June 26, 2026
David Oestreicher

EXHIBIT INDEX

(h)(4)	Fund Accounting Agreement with The Bank of New York Mellon.
(l)	Legal Opinion